UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2017 to November 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2017

Classes A, C, I, O, R, R6 and W

■  Voya Large-Cap Growth Fund
■  Voya Large Cap Value Fund
■  Voya MidCap Opportunities Fund
■  Voya Multi-Manager Mid Cap Value Fund
■  Voya Real Estate Fund
■  Voya SmallCap Opportunities Fund
■  Voya SMID Cap Growth Fund
■  Voya U.S. High Dividend Low Volatility Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	13
Statements of Assets and Liabilities	15
Statements of Operations	20
Statements of Changes in Net Assets	23
Financial Highlights	27
Notes to Financial Statements	33
Summary Portfolio of Investments (“Portfolio of Investments”)	50
Advisory and Sub-Advisory Contract Approval Discussion	70

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Top o’ the Market to You?

Dear Shareholder,

Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?

At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so we believe central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.

Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.

Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.

We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2017

Our new fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, already up more than 8%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 8.28% for the fiscal half-year. (The Index returned 9.55% for the six-month period ended November 30, 2017, measured in U.S. dollars.)

While the period started with most commentators having largely discounted a reflation trade driven by U.S. legislative initiatives, this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Foreign exchange reserves grew for the ninth straight month in October, indicating more stable financial conditions. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced sweeping new regulations for 2018, among other things curbing leverage in asset management products and prohibiting promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Open Market Committee (“FOMC”) added a further 25bp (0.25%) in March and did so again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The November employment report showed the unemployment rate at 4.07%, the lowest since February 2001. Third quarter GDP growth was reported at 3.3% (annualized) after 3.1% in the second. A December rate increase was now a near certainty. The outline of a long-awaited pro-growth tax reform program was finally announced: different as between House and Senate and in the latter case moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 20%, which many believed would be used to increase share buy-backs and dividends. November ended with the Senate’s tax package likely to pass.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 0.68% in the fiscal half-year. The Treasury yield curve rose but became flatter, with the result that the Bloomberg Barclays U.S. Treasury Bond Index lost 0.04% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 1.68%. Indices of riskier classes outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 1.91%, and the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.29%.

U.S. equities, represented by the S&P 500® Index including dividends, gained 10.89% in the six-months through November, repeatedly closing at a new high. The earnings per share of its constituent companies grew 10% year-over-year in the second quarter of 2017, and 6% in the third. The financials sector was the leader, soaring 19.33%. Consumer staples was the weakest sector, adding just 0.46%.

In currencies, the dollar fell 5.16% against the euro, 4.25% against the pound. This reflected the continued dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 1.64% against the yen, moving within a narrow trading range.

In international markets, the MSCI Japan® Index surged 14.55% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 2.32%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index slipped 0.94%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index
An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 2500TM Growth Index
An index that measures the performance of the small-to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA LARGE-CAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Information Technology	38.2%
Consumer Discretionary	17.5%
Health Care	13.0%
Industrials	12.6%
Consumer Staples	7.0%
Financials	4.3%
Materials	3.5%
Real Estate	2.6%
Energy	0.9%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large-Cap Growth Fund (the “Fund’’) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.01% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 13.05% for the same period.

Portfolio Specifics: The Fund underperformed the Index for the reporting period primarily due to stock selection effects. Stock selection within the consumer discretionary, health care and industrial sectors detracted the most from performance. Stock selection in the consumer staples, energy and financials sectors contributed the most to performance.

Among the key detractors were our overweight positions in O’Reilly Automotive, Inc. (“ORLY”) and Gilead Sciences, Inc. (“GILD”) and not owning benchmark security, Boeing Company (“BA”).

An overweight position in ORLY generated unfavorable results during the period. Shares declined following weaker than expected quarterly results driven by weather-related headwinds. ORLY’s underperformance was further exacerbated by Amazon’s increased focus on the space, which market participants fear could result in greater price competition and margin pressure.

Our positioning in GILD detracted from results. Investor disappointment over the weaker than expected sales outlook for GILD’s Hepatitis-C franchise in 2018 and uncertainty on the upcoming launch of new CAR-T drug in diffuse large B-cell lymphoma weighed on GILD shares over the last five weeks of the period.

Not owning benchmark stock and aerospace company, BA, detracted from performance during the period. BA shares advanced following strong second quarter results and a raise in full year earnings guidance. Investors have been skeptical of the company’s ability to generate strong free cash flow; nonetheless, the company significantly outperformed expectations in the second quarter and raised full year cash generation on the heels of good order flow and better execution on the 787 program.

Key contributors to performance include not owning benchmark security, Altria Group, Inc. (“MO”) and our overweight positions in VMware, Inc. (“VMW”) and UnitedHealth Group Incorporated “(UNH”).

Top Ten Holdings as of November 30, 2017 (as a percentage of net assets)

Apple, Inc.	7.1%
Microsoft Corp.	6.9%
Amazon.com, Inc.	3.7%
UnitedHealth Group, Inc.	3.3%
Facebook, Inc.	3.0%
Home Depot, Inc.	3.0%
Comcast Corp. — Class A	2.8%
Alphabet, Inc. — Class A	2.6%
PepsiCo, Inc.	2.5%
Texas Instruments, Inc.	2.4%
Portfolio holdings are subject to change daily.

Not owning benchmark stock, MO, a holding company which engages in the production and marketing of tobacco products, contributed to relative performance during the period. Shares plummeted alongside its peers in reaction to the FDA’s announced regulatory plan to reduce nicotine in cigarettes to non-addictive levels.

An overweight position in VMW contributed to results during the period. Shares outperformed following another strong quarter and a raise fiscal year 2018 guidance as momentum continues in VMW’s hybrid cloud business.

An overweight position in UNH, benefited results during the period. Shares advanced due to strong earnings growth in both the managed health plan business and Optum’s technology-enabled health services.

Current Strategy and Outlook: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amid continuing, modestly improving economic conditions in the United States and increased optimism about the outlook for economic growth, the Federal Reserve Board is expected to move toward a normalized interest rate environment. Further, we believe that the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Financials	26.8%
Health Care	13.3%
Energy	10.5%
Consumer Staples	9.2%
Information Technology	8.6%
Industrials	8.0%
Utilities	6.4%
Consumer Discretionary	6.0%
Real Estate	4.4%
Materials	2.8%
Telecommunication Services	2.8%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund (the “Fund’’) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Vincent Costa, CFA, James Dorment, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.43% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 8.79% for the same period.

Portfolio Specifics: Underperformance for the reporting period was driven by unfavorable stock selection. Stock selection within the consumer discretionary, healthcare and energy sectors detracted the most from performance. By contrast, stock selection within the industrial and real estate sectors contributed the most to performance.

On an individual stock level, key detractors from performance for the period were DISH Network Corporation (“DISH”), Philip Morris International Inc. (“PM”) and Bank of America Corporation (“BAC”).

An overweight position in DISH, a holding company which engages in the provision of pay TV services, underperformed after reporting mixed second quarter 2017 results. While the company’s pay TV subscriber losses, which include Sling subscribers, were better than consensus forecasts, it reported worse than expected results for revenue and earnings before interest, taxes, depreciation and amortization (EBITDA) given weaker average revenue per user. Furthermore, speculation related to a Sprint/T-Mobile merger is believed to be limiting the company’s options for monetizing its spectrum.

An overweight position in PM a tobacco holding company, underperformed for the reporting period. Shares sold off after PM reported weak third quarter 2017 earnings largely driven by currency headwinds, competitive pressures in Russia and sharp tax increases in Saudi Arabia. Furthermore, the company reduced earnings per share (EPS) guidance for fiscal year 2017. Nevertheless, we continue to own the stock: we believe that while volumes were down in the combustible cigarette business, strong momentum continues with PM’s iQos smokeless device and the company is well positioned for attractive growth in fiscal year 2018.

Within the financial sector, not owning BAC, a benchmark position, detracted from the Fund’s relative performance. The Federal Reserve’s rate hike in June 2017 led to expansion of banks’ net interest margins in the third quarter, and bank stocks traded higher as a result. Bank of America further benefited from solid third quarter results, highlighting management’s progress towards profitability.

Among the key contributors were General Electric Company (“GE”), JPMorgan Chase & Co. (“JPM”) and Rockwell Automation, Inc. (“ROK”)

Top Ten Holdings as of November 30, 2017 (as a percentage of net assets)

JPMorgan Chase & Co.	4.8%
Exxon Mobil Corp.	4.4%
Johnson & Johnson	4.2%
Pfizer, Inc.	3.7%
Wells Fargo & Co.	3.4%
Procter & Gamble Co.	2.8%
Wal-Mart Stores, Inc.	2.7%
Exelon Corp.	2.4%
Intercontinental Exchange, Inc.	2.3%
Allstate Corp.	2.3%

Portfolio holdings are subject to change daily.

An underweight position in GE, positively impacted the portfolio. Shares of GE sold off following an underwhelming second quarter 2017 earnings report driven by disappointing industrial EBIT, i.e., earnings before interest and taxes; weak cash flow; and a challenged, forward-looking commentary. Regarding the latter, at the long-awaited investor day on November 13, new CEO John Flannery issued initial fiscal year 2018 earnings guidance and framed out his plans for the company, which suggested a tough road ahead. What’s more, GE cut its quarterly dividend prior to the meeting.

An overweight position in JPM a financial holding company, helped results during the period. As noted above, bank stocks traded higher as group during the reporting period. JPM’s stock price further benefited after the company reported strong third quarter 2017 earnings driven by higher core loans, increased investment banking fees and good expense management.

An overweight position in ROK., an industrial automation and information company, contributed to results during the period. ROK shares advanced on the heels of Emerson Electric Co.’s ongoing pursuit and offer to purchase the company at $215/share. While ROK rejected the offer, it is our opinion that investors believe the company is likely to remain a takeover candidate given it is an attractive asset with a strong commitment to cyclical expansion projects.

Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors who are searching for income and for funds with good downside capture such as the Fund has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Information Technology	27.7%
Consumer Discretionary	17.2%
Industrials	16.9%
Health Care	14.0%
Financials	7.5%
Materials	6.2%
Consumer Staples	4.1%
Real Estate	3.5%
Energy	2.2%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund (the “Fund’’) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.84% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 12.18% and 9.82%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed the Russell Midcap® Growth Index for the reporting period primarily due to stock selection effects. Stock selection within the consumer discretionary and information technology sectors detracted the most from performance. Stock selection in the healthcare and real estate sectors contributed the most to results.

Among the key detractors were our overweight positions in Alaska Air Group, Inc. (“ALK”), Ulta Beauty Inc. (“ULTA”) and Regal Entertainment Group (“RGC”).

An overweight position in ALK was a headwind during the period. In addition to higher jet fuel costs and softer trends, shares declined following reported weaker than expected revenues in July and a decline in walk-up ticket prices. The integration of the Virgin America acquisition and the retention of its customer base has not been as smooth as investors had hoped.

An overweight position in beauty retailer ULTA, detracted from results during the period as the company missed same-store sales expectations for the first time in several years. What’s more, rising concern over Amazon’s growth in the beauty category led to severe contraction of ULTA’s price-to-earnings multiple. Both factors caused the company’s share price to decline.

An overweight position in RGC detracted from results. Shares declined as box office receipts continue to be weaker than expected; and as a Premium Video on Demand offering looks increasingly likely from a large studio, with uncertain impact on movie attendance.

Key contributors to performance included our overweight positions in Align Technology, Inc. (“ALGN”) and non-benchmark positions in Exact Sciences Corporation (“EXAS”) and VMware, Inc. (“VMW”).

An overweight position in ALGN, a global medical device company focused on clear aligners used in orthodontics, contributed to results during the period. Shares advanced due to stronger than expected volume growth for Invisalign in the U.S. teen market and across several International markets.

Owning EXAS, a molecular diagnostics company which is focused on the early detection and prevention of colorectal cancer, generated strong results. Shares benefited from strong Cologuard sales volumes, thanks to a successful direct-to-consumer advertising campaign which has increased patient awareness of the test. In addition, more health plans are covering Cologuard for members 55 and older.

Top Ten Holdings as of November 30, 2017 (as a percentage of net assets)

Microchip Technology, Inc.	2.6%
Zoetis, Inc.	2.6%
Amphenol Corp.	2.5%
Progressive Corp.	2.5%
VMware, Inc.	2.4%
Vantiv, Inc.	2.3%
Align Technology, Inc.	2.3%
Dollar Tree, Inc.	2.3%
Parker Hannifin Corp.	2.2%
Red Hat, Inc.	2.2%
Portfolio holdings are subject to change daily.

Owning a non-benchmark position in VMW contributed to results during the period. Shares outperformed following another strong quarter and raised fiscal year 2018 guidance as momentum continues in VMW’s hybrid cloud business.

Current Strategy and Outlook: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amid continued, modestly improving economic conditions in the United States and increased optimism about the outlook for economic growth, the Federal Reserve Board is expected to move toward a normalized interest rate environment. Further, we believe that the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations also are actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Financials	21.1%
Industrials	16.6%
Consumer Discretionary	12.0%
Information Technology	11.7%
Real Estate	9.8%
Materials	7.3%
Health Care	6.9%
Energy	5.5%
Utilities	4.6%
Consumer Staples	2.9%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund (the “Fund’’) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“HCM”), LSV Asset Management (“LSV”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Elaine F. Hahn and John D. Schaeffer, Portfolio Managers of Hahn Capital Management (“HCM”); Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and James N. Mordy, Portfolio Manager of Wellington.

Performance: For the six-month period ended November 30, 2017, the Fund’s Class I shares provided a total return of 11.69% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 8.03%, for the same period.

Portfolio Specifics: HCM Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 607 basis points (6.07%) for the six-month period ended November 30, 2017. During the period, the Sleeve’s performance benefited from its exposure to the industrials, consumer discretionary, financials, information technology and real estate sectors, offset by underperformance in the energy, consumer staples and healthcare sectors. The dominant reason for the Sleeve’s outperformance was positive stock selection though sector selection was positive as well. The best stock performance came from SEI Investments, CBRE Group, Jacobs Engineering and Becton Dickinson. Detracting from performance were Envision Health Care, Kroger, Pioneer Natural Resources and WabTec. Notably, company earnings have expanded at a higher rate than consensus for the Sleeve’s portfolio companies with those in the industrial, consumer discretionary and financials sectors providing most of the upside relative to expectations. As the prospect for U.S. corporate tax reform became closer to reality, those companies with a greater proportion of U.S. earnings benefited disproportionately to the upside. In addition, we believe that the prospects for continued economic expansion remain strong, buoyed by the recently enacted tax legislation and the greater proportion of retained earnings that companies will have at their disposal to reinvest in value creating projects.

Top Ten Holdings as of November 30, 2017* (as a percentage of net assets)

Keysight Technologies, Inc.	1.7%
Reliance Steel & Aluminum Co.	1.5%
CBRE Group, Inc.	1.4%
Becton Dickinson & Co.	1.4%
Mohawk Industries, Inc.	1.4%
Ross Stores, Inc.	1.3%
Jacobs Engineering Group, Inc.	1.2%
Euronet Worldwide, Inc.	1.2%
Hexcel Corp.	1.2%
SEI Investments Co.	1.2%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 239 basis points (2.39%) for the six-month period ended November 30, 2017. During the period, value indexes continued to trail core indexes across all market capitalization segments including midcap. Within the Russell Midcap® Value Index, financial stocks led the way amid higher interest rates while other cyclical sectors, materials and industrials, also produced double-digit gains. Defensive sectors including consumer staples and health care, as well as interest rate sensitive real estate stocks, produced more modest gains over the period.

Although the Index trailed the broader midcap market during the period, deeper value stocks within the Index performed relatively well which benefited the Sleeve’s approach. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, contributed to relative performance over the period. The underweight to healthcare, telecommunication services and real estate sectors had a positive effect as did the overweight to materials and financials. Stock selection also contributed overall primarily due to strong results within the energy, consumer staples, materials, and utilities sectors. Stock selection was somewhat weaker within financials, consumer discretionary and real estate as the Sleeve’s holdings resulted in relative underperformance within these sectors.

The largest stock contributors to the Sleeve’s relative performance included Spirit AeroSystems, Valero Energy, Sanderson Farms, Huntsman, and Ameriprise Financial. Stock detractors included positions in Everest Re Group, American Outdoor Brands, United Continental Holdings, and Foot Locker Inc.

Wellington Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 308 basis points (3.08%) for the six-month period ended November 30, 2017.Stock selection was the primary driver of outperformance in the period. Selection within the industrials, consumer discretionary, and materials sectors contributed most to relative returns. This was partially offset by weaker selection in the health care and utilities sectors.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector allocation, a residual of the bottom-up stock selection process, was also additive during the period. In particular, an underweight to the real estate sector and an overweight to the financials sector contributed most to relative returns, while an overweight to information technology partially offset these positive effects.

Top contributors to relative performance included petrochemical manufacturer and supplier Westlake Chemical (materials), home construction company D.R. Horton (consumer discretionary), and life and health reinsurance company Reinsurance Group of America (financials). Top detractors from relative performance included medical services provider Envision Healthcare (health care), behavioral healthcare provider Acadia Healthcare (health care), and insurance and reinsurance company XL Group (financials).

Current Strategy & Outlook: HCM Sleeve — Looking ahead, we believe relatively full stock valuations in many sectors may be tested in the fourth quarter of 2017 and beyond, especially if the economic disruptions caused by the Harvey, Irma and Maria hurricanes flow through to the overall economy. In our view, the positive offset is that globally economic growth has improved over the past three quarters of the year and has boosted confidence among investors that corporate profits can continue to grow well into 2018. This perception is adding to the demand for U.S. stocks, particularly those that have significant operations outside this country. Of course, if stronger economic growth prompts the Federal Reserve Board to tighten monetary policy more quickly than expected, there could be some follow-on adverse impacts on business investment and profits.

LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to the value benchmark. Current valuations are 12 times forward earnings estimate and 8 times trailing cash flow compared to 18 times earnings and 12 times cash flow for the benchmark. The Sleeve also has a dividend yield of 2.5% compared to 2.1% for the benchmark. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Wellington Sleeve — We seek to add value through fundamental research and bottom-up security selection. We pursue what we believe to be good companies with solid business models that trade at a discount to their fair-value relative to normalized earnings due to issues we view as solvable or temporary. We are opportunistic, focusing on company-specific fundamentals, sentiment changes, and shifts in industry-dynamics, and look beyond near-term headline factors.

At the end of the period our most significant overweight allocations were to the information technology, industrials and financials sectors, while our largest underweights were to the real estate, utilities, and consumer discretionary sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification as of November 30, 2017 (as a percentage of net assets)

Specialized REITs	20.0%
Retail REITs	19.6%
Residential REITs	14.6%
Office REITs	14.6%
Industrial REITs	8.4%
Diversified REITs	8.2%
Health Care REITs	7.9%
Hotel & Resort REITs	5.8%
Hotels, Resorts & Cruise Lines	1.5%
Liabilities in Excess of Other Assets	(0.6)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Real Estate Fund (the “Fund’’) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.07% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned 4.75%, for the same period.

Portfolio Specifics: U.S. real estate stocks, as measured by the MSCI U.S. REIT® Index, generated a 4.75% total return over the past six months as all property sectors were positive, with the exception of healthcare. The best-performing property type during the period was industrial, which continues to benefit from the e-commerce theme.

We believe, real estate stocks are performing well in this “steady growth” economic environment, supported by solid 6% earnings growth and attractive valuations. With real estate companies trading at a discount to our estimate of inherent real estate value, or net asset value (“NAV”), and an implied capitalization rate approaching 6%, we believe real estate stocks are attractively priced.

During the period, the Fund outperformed the Index primarily as the result of stock selection. Sector allocation decisions also added value. The relative outperformance of holdings in the healthcare, industrial and storage sectors accounted for most of the value added from stock selection. Holdings in the technology/data center, mall and hotel sectors also contributed to relative performance. From a sector allocation standpoint, an underweight position to the underperforming healthcare sector along with an overweight position to the outperforming mall and technology/data center sectors were the top contributors to relative performance during the period.

Current Strategy & Outlook: We are underwriting 6% earnings growth for U.S. property companies in 2018. In this environment, we prefer attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We favor high quality class A mall companies, data centers, Central Business District office companies, storage, and “niche” residential companies; we are more selective in the healthcare, net lease, and suburban office sectors. Within residential, we like manufactured housing, single family home-for-rent companies and select coastal apartment REITs. Class A mall stocks have been weak because of the growth in on-line shopping as well as department store operating weakness. We believe Class A malls are largely insulated from these secular themes and currently offer attractive value at these levels. We remain selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value.

Top Ten Holdings as of November 30, 2017 (as a percentage of net assets)

Equinix, Inc.	7.3%
ProLogis, Inc.	6.8%
Simon Property Group, Inc.	6.5%
Welltower, Inc.	4.2%
Alexandria Real Estate Equities, Inc.	4.1%
Extra Space Storage, Inc.	3.8%
AvalonBay Communities, Inc.	3.6%
Equity Residential	3.6%
Regency Centers Corp.	3.6%
GGP, Inc.	3.5%
Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Health Care	22.1%
Information Technology	19.9%
Industrials	18.1%
Consumer Discretionary	15.0%
Financials	6.4%
Materials	6.3%
Real Estate	2.7%
Exchange-Traded Funds	2.3%
Telecommunication Services	2.0%
Energy	1.5%
Consumer Staples	1.2%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.44% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 14.78% and 13.43%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed the Russell 2000® Growth Index due primarily to unfavorable stock selection. In particular, stock selection within, as well as an underweight allocation to, the pharmaceutical and biotechnology sector detracted the most from performance. Stock selection within the healthcare equipment and services sector was also a headwind during the period. By contrast, stock selection within the communication services and retail sectors contributed the most to performance during the period.

Key detractors from performance were Kite Pharma, Inc. (“KITE”), Nektar Therapeutics (“NKTR”) and Electronics For Imaging, Inc. (“EFII”).

Not owning benchmark stock, KITE, a cancer immunotherapy company, detracted from results during the period. Share prices soared following the announcement that Gilead Sciences, Inc. will be acquiring KITE for $11.9 billion ($180/per share) in an all-cash deal which is expected to close in the fourth quarter of 2017.

Our underweight positioning in clinical-stage biopharmaceutical company, NKTR, detracted from results. In addition to strong third quarter results reinforced by revenues received from its partnership with Eli Lilly and Company, shares soared in November following the company’s updated timeline for filing its pain-relief drug with the FDA. NKTR also benefited from exciting new cancer data at the at the 2017 Society for Immunotherapy of Cancer.

An overweight in the hardware and equipment sector, EFII, detracted from performance during the period following disappointing third quarter results and lowered fourth quarter guidance. While the company’s product, Nozomi, and textile printing experienced positive growth, shares were under pressure due to a projected decline in EFII’s Fiery business and a slowdown in ceramic and display graphics printing.

Top Ten Holdings as of November 30, 2017* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.3%
Healthsouth Corp.	1.3%
Knight-Swift Transportation Holdings, Inc.	1.2%
Big Lots, Inc.	1.2%
Brink’s Co.	1.2%
Chemed Corp.	1.1%
Beacon Roofing Supply, Inc.	1.1%
Home Bancshares, Inc./Conway AR	1.1%
Medidata Solutions, Inc.	1.1%
Fair Isaac Corp.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The main individual contributors to performance were Camping World Holdings, Inc. (“CWH”), Dana Incorporated (“DAN”) and Simpson Manufacturing Co., Inc.(“TWL”)

Within the retail sector, an overweight position in CWH, the largest retailer of recreational vehicles (“RV”) in the United States, contributed to performance during the period. Share prices rose because the company significantly exceeded expectations for second quarter earnings and raised guidance for future earnings expectations. What’s more, shares gained due to investors’ belief that CHW will benefit from continued growth and a resurgence in the RV industry. In our view, CWH is well-positioned to take advantage of accretive acquisitions and gain market share.

An overweight of DAN, within the capital goods sector, added value during the period. Despite a decline in commercial vehicle demand and currency headwinds, shares rose in response to better than expected quarterly results and anticipated long-term growth attained through new business wins. Additionally, it is our opinion that investors anticipate that improved sentiment in the off-highway and Latin American markets will have a positive, incremental impact on performance.

Within the capital goods sector, an overweight position in TWL generated positive results. Quarterly results were relatively in line; shares reacted positively, however, to the company’s announced long-term growth plan, which included clear, confidence-boosting 2020 targets focused on TWL’s core business, cutting costs and creating shareholder value.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong management, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA SMID CAP GROWTH FUND

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Information Technology	23.1%
Industrials	19.7%
Health Care	14.8%
Consumer Discretionary	14.8%
Financials	8.3%
Materials	7.1%
Exchange-Traded Funds	3.0%
Real Estate	2.7%
Energy	1.6%
Telecommunication Services	1.0%
Consumer Staples	0.9%
Utilities	0.6%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SMID Cap Growth Fund (the “Fund’’) seeks long-term capital growth. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.44% compared to the Russell 2500 Growth Index (the “Index” or “Russell 2500 Growth”), which returned 14.75% for the same period.

Portfolio Specifics: The Fund underperformed the Index for the period, primarily due to unfavorable stock selection. Stock selection within the software and services sector, and within the healthcare equipment and services sector, detracted the most from performance. By contrast, stock selection within the commercial services and retail sectors contributed the greatest value.

The main individual detractors from performance were Electronics For Imaging, Inc. (“EFII”), AMC Entertainment Holdings, Inc. (“AMC”) and Esterline Technologies Corporation (“ESL”).

An overweight position in the hardware and equipment sector, EFII, detracted from performance during the period following disappointing third quarter results and lowered fourth quarter guidance. While the company’s product, Nozomi, and textile printing experienced positive growth, shares were under pressure due to a projected decline in EFII’s Fiery business and a slowdown in ceramic and display graphics printing.

An overweight position in AMC detracted from results during the period. Despite strong performance, long-term growth initiatives and merger and acquisition activities throughout the year, shares have declined due to weaker box office receipts and the potentially negative impact of Premium Video On Demand on traffic.

Within the capital goods sector, an overweight position in ESL, detracted from results during the period. Earlier in the period, shares declined due to disappointing fiscal third quarter and fiscal fourth quarter results, tempered earnings guidance for fiscal year 2018 and ongoing transitional headwinds.

Key contributors to performance were Camping World Holdings, Inc.(“CWH”), Insperity, Inc. (“NSP”) and Dana Incorporated (“DAN”).

Within the retail sector, an overweight position in CWH, the largest retailer of recreational vehicles (RV) in the United States, contributed to Fund performance during the period. Share prices rose because the company significantly exceeded expectations for second quarter earnings and raised guidance for future earnings expectations. What’s more, shares gained due to investors’ belief that CWH will benefit from continued growth and a resurgence in the RV industry. In our view, CWH is well-positioned to take advantage of accretive acquisitions and gain market share.

Top Ten Holdings as of November 30, 2017* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.0%
Vail Resorts, Inc.	1.4%
Broadridge Financial Solutions, Inc. ADR	1.3%
SS&C Technologies Holdings, Inc.	1.2%
Beacon Roofing Supply, Inc.	1.2%
Cavium, Inc.	1.2%
Lithia Motors, Inc.	1.2%
Avery Dennison Corp.	1.1%
Leggett & Platt, Inc.	1.1%
Burlington Stores, Inc.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

An overweight position in NSP, a company that provides an array of human resources and business solutions designed to help improve business performance, contributed to performance during the period. Shares rose throughout the quarter as investors gained further confidence in NSP’s ability to retain and grow its business through a comprehensive suite of products.

An overweight of DAN, within the capital goods sector, added value during the period. Despite a decline in commercial vehicle demand and currency headwinds, shares rose in response to better than expected quarterly results and anticipated long-term growth attained through new business wins. Additionally, investors anticipate that improved sentiment in the off-highway and Latin American markets will have a positive, incremental impact on performance.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2017 (as a percentage of net assets)

Information Technology	22.7%
Financials	14.9%
Health Care	12.7%
Consumer Discretionary	11.9%
Industrials	10.4%
Consumer Staples	8.5%
Energy	5.7%
Real Estate	4.4%
Utilities	4.1%
Materials	2.5%
Telecommunication Services	1.7%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya U.S. High Dividend Low Volatility Fund (the “Fund’’) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, James Ying, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2017 the Fund’s Class A shares, excluding sales charges, provided a total return of 9.59% compared to the Russell 1000 Index (the “Index” or “Russell 1000”), which returned 10.90% for the same period.

Portfolio Specifics: The strong performance of the equity markets over the reporting period proved to be a challenging environment for low volatility strategies as certain risk exposures, such as growth and momentum, drove performance. Given the strategy’s underweight to these factors, for the reporting period, the Fund underperformed its benchmark.

On the sector level, portfolio holdings within the real estate, financial and consumer discretionary sectors detracted the most from relative performance. By contrast, portfolio holdings within the industrial, energy and healthcare sectors had the largest positive impact on performance. On an individual stock level basis, key detractors for the period include overweight positions in CenturyLink, Inc., Tahoe Resources Inc., and Uniti Group Inc. Among the key contributors for the period were not owning General Electric Company, a benchmark stock; an overweight position in Boeing Company; and an underweight position in Merck & Co., Inc.

Top Ten Holdings as of November 30, 2017 (as a percentage of net assets)

Apple, Inc.	3.8%
Microsoft Corp.	3.0%
Johnson & Johnson	2.1%
Exxon Mobil Corp.	1.9%
JPMorgan Chase & Co.	1.7%
Wells Fargo & Co.	1.5%
UnitedHealth Group, Inc.	1.5%
Home Depot, Inc.	1.5%
Intel Corp.	1.4%
Chevron Corp.	1.4%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify, what we believe are, the most attractive stocks within each sector. The Fund is then optimized to seek to maximize prospective alpha and achieve its dividend and volatility objectives.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,100.10	1.08%	$5.69	$1,000.00	$1,019.65	1.08%	$5.47
Class C	1,000.00	1,096.30	1.83	9.62	1,000.00	1,015.89	1.83	9.25
Class I	1,000.00	1,102.10	0.70	3.69	1,000.00	1,021.56	0.70	3.55
Class R	1,000.00	1,099.00	1.33	7.00	1,000.00	1,018.40	1.33	6.73
Class R6	1,000.00	1,102.70	0.63	3.32	1,000.00	1,021.91	0.63	3.19
Class W	1,000.00	1,101.70	0.83	4.37	1,000.00	1,020.91	0.83	4.20
Voya Large Cap Value Fund
Class A	1,000.00	1,064.30	1.10%	5.69	1,000.00	1,019.55	1.10%	5.57
Class C	1,000.00	1,059.50	1.85	9.55	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,065.30	0.76	3.93	1,000.00	1,021.26	0.76	3.85
Class O	1,000.00	1,063.60	1.10	5.69	1,000.00	1,019.55	1.10	5.57
Class R	1,000.00	1,062.10	1.33	6.88	1,000.00	1,018.40	1.33	6.73
Class R6	1,000.00	1,066.20	0.74	3.83	1,000.00	1,021.36	0.74	3.75
Class W	1,000.00	1,065.00	0.85	4.40	1,000.00	1,020.81	0.85	4.31

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2017*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,088.40	1.27%	$6.65	$1,000.00	$1,018.70	1.27%	$6.43
Class C	1,000.00	1,084.60	2.02	10.56	1,000.00	1,014.94	2.02	10.20
Class I	1,000.00	1,090.00	0.98	5.13	1,000.00	1,020.16	0.98	4.96
Class O	1,000.00	1,088.30	1.27	6.65	1,000.00	1,018.70	1.27	6.43
Class R	1,000.00	1,087.10	1.52	7.95	1,000.00	1,017.45	1.52	7.69
Class R6	1,000.00	1,090.40	0.88	4.61	1,000.00	1,020.66	0.88	4.46
Class W	1,000.00	1,089.60	1.02	5.34	1,000.00	1,019.95	1.02	5.16
Voya Multi-Manager MidCap Value Fund
Class I	1,000.00	1,116.90	0.83%	4.40	1,000.00	1,020.91	0.83%	4.20
Voya Real Estate Fund
Class A	1,000.00	1,050.70	1.30%	6.68	1,000.00	1,018.55	1.30%	6.58
Class C	1,000.00	1,046.30	2.05	10.52	1,000.00	1,014.79	2.05	10.35
Class I	1,000.00	1,052.10	0.92	4.73	1,000.00	1,020.46	0.92	4.66
Class O	1,000.00	1,050.30	1.30	6.68	1,000.00	1,018.55	1.30	6.58
Class R	1,000.00	1,049.00	1.55	7.96	1,000.00	1,017.30	1.55	7.84
Class R6	1,000.00	1,052.90	0.86	4.43	1,000.00	1,020.76	0.86	4.36
Class W	1,000.00	1,052.00	1.05	5.40	1,000.00	1,019.80	1.05	5.32
Voya SmallCap Opportunities Fund
Class A	1,000.00	1,104.40	1.36%	7.17	1,000.00	1,018.25	1.36%	6.88
Class C	1,000.00	1,100.30	2.11	11.11	1,000.00	1,014.49	2.11	10.66
Class I	1,000.00	1,105.90	1.09	5.75	1,000.00	1,019.60	1.09	5.52
Class R	1,000.00	1,103.00	1.61	8.49	1,000.00	1,017.00	1.61	8.14
Class R6	1,000.00	1,106.70	0.93	4.91	1,000.00	1,020.41	0.93	4.71
Class W	1,000.00	1,105.70	1.11	5.86	1,000.00	1,019.50	1.11	5.62
Voya SMID Cap Growth Fund
Class A	1,000.00	1,104.40	1.20%	6.33	1,000.00	1,019.05	1.20%	6.07
Class I	1,000.00	1,105.20	0.94	4.96	1,000.00	1,020.36	0.94	4.76
Class R6	1,000.00	1,105.20	0.94	4.96	1,000.00	1,020.36	0.94	4.76
Voya U.S. High Dividend Low Volatility Fund
Class A	1,000.00	1,095.90	0.80%	4.20	1,000.00	1,021.06	0.80%	4.05
Class I	1,000.00	1,098.40	0.55	2.89	1,000.00	1,022.31	0.55	2.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2017 (UNAUDITED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$675,658,176	$951,147,927	$1,390,422,966
Short-term investments at fair value**	15,643,625	8,548,000	71,811,123
Cash	170	—	120
Foreign currencies at value***	—	4,560	—
Receivables:
Investment securities sold	—	—	2,791,393
Fund shares sold	434,009	2,054,539	1,782,520
Dividends	1,197,608	2,925,219	867,342
Foreign tax reclaims	—	3,704	3,487
Prepaid expenses	37,418	53,483	63,908
Reimbursement due from manager	2,148	55,596	—
Other assets	11,443	52,069	36,791
Total assets	692,984,597	964,845,097	1,467,779,650
LIABILITIES:
Payable for investment securities purchased	—	—	1,891,973
Payable for fund shares redeemed	4,568,347	1,195,101	2,642,932
Payable upon receipt of securities loaned	9,198,625	—	61,052,123
Payable for investment management fees	281,675	579,153	936,170
Payable for distribution and shareholder service fees	40,763	140,203	148,995
Payable to trustees under the deferred compensation plan (Note 6)	11,443	52,069	36,791
Payable for trustee fees	2,803	4,719	6,920
Other accrued expenses and liabilities	531,652	584,319	934,631
Total liabilities	14,635,308	2,555,564	67,650,535
NET ASSETS	$678,349,289	$962,289,533	$1,400,129,115
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$491,073,843	$718,329,309	$986,466,963
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	2,679,625	2,414,759	(3,159,730)
Accumulated net realized gain	32,171,272	77,464,332	184,450,577
Net unrealized appreciation	152,424,549	164,081,133	232,371,305
NET ASSETS	$678,349,289	$962,289,533	$1,400,129,115

+ Including securities loaned at value	$8,993,162	$—	$59,781,892
* Cost of investments in securities	$523,233,627	$787,066,386	$1,158,051,661
** Cost of short-term investments	$15,643,625	$8,548,000	$71,811,123
*** Cost of foreign currencies	$—	$4,969	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$75,609,375	$418,154,662	$289,760,521
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,954,261	31,330,362	11,318,461
Net asset value and redemption price per share†	$38.69	$13.35	$25.60
Maximum offering price per share (5.75%)(1)	$41.05	$14.16	$27.16

Class C
Net assets	$31,131,787	$61,003,196	$97,193,388
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	936,429	4,582,352	4,831,676
Net asset value and redemption price per share†	$33.25	$13.31	$20.12

Class I
Net assets	$506,002,243	$241,771,785	$731,180,106
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	11,868,551	16,868,987	25,370,144
Net asset value and redemption price per share	$42.63	$14.33	$28.82

Class O
Net assets	n/a	$25,387,750	$55,286,576
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,904,454	2,167,389
Net asset value and redemption price per share	n/a	$13.33	$25.51

Class R
Net assets	$785,048	$4,628,721	$3,545,763
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	18,653	347,180	141,263
Net asset value and redemption price per share	$42.09	$13.33	$25.10

Class R6
Net assets	$46,577,524	$193,241,101	$84,770,103
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,092,256	13,494,678	2,927,246
Net asset value and redemption price per share	$42.64	$14.32	$28.96

Class W
Net assets	$18,243,312	$18,102,318	$138,392,658
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	438,669	1,266,408	4,864,176
Net asset value and redemption price per share	$41.59	$14.29	$28.45

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2017 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$225,281,866	$868,405,066	$1,421,922,276
Short-term investments at fair value**	8,769,809	—	150,237,375
Cash	—	3,554	889,976
Receivables:
Investment securities sold	4,243,214	42,022,944	2,600,411
Fund shares sold	26,884	898,614	1,384,430
Dividends	302,975	363,992	944,931
Foreign tax reclaims	2,079	—	—
Prepaid expenses	1,662	67,891	53,455
Other assets	5,813	41,111	18,550
Total assets	238,634,302	911,803,172	1,578,051,404
LIABILITIES:
Payable for investment securities purchased	238,443	9,045,018	7,597,892
Payable for fund shares redeemed	5,892,488	9,350,830	849,783
Payable upon receipt of securities loaned	4,207,046	—	108,867,375
Payable for investment management fees	149,315	605,703	1,014,027
Payable for distribution and shareholder service fees	—	47,340	80,617
Payable to trustees under the deferred compensation plan (Note 6)	5,813	41,111	18,550
Payable for trustee fees	1,096	4,816	5,822
Payable for borrowings against line of credit	—	29,395,000	—
Other accrued expenses and liabilities	72,439	478,454	667,154
Total liabilities	10,566,640	48,968,272	119,101,220
NET ASSETS	$228,067,662	$862,834,900	$1,458,950,184
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$172,211,564	$447,848,007	$1,184,409,237
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	1,454,614	(13,012,391)	(2,426,468)
Accumulated net realized gain	14,410,651	158,542,045	126,610,921
Net unrealized appreciation	39,990,833	269,457,239	150,356,494
NET ASSETS	$228,067,662	$862,834,900	$1,458,950,184

+ Including securities loaned at value	$4,021,150	$—	$106,337,510
* Cost of investments in securities	$185,290,808	$598,947,827	$1,271,565,782
** Cost of short-term investments	$8,769,809	$—	$150,237,375

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$108,730,798	$201,196,225
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	5,887,436	3,129,248
Net asset value and redemption price per share†	n/a	$18.47	$64.30
Maximum offering price per share (5.75%)(1)	n/a	$19.60	$68.22

Class C
Net assets	n/a	$18,819,766	$47,175,498
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	964,619	930,736
Net asset value and redemption price per share†	n/a	$19.51	$50.69

Class I
Net assets	$228,067,662	$570,888,855	$824,007,285
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	17,939,303	28,411,953	11,826,907
Net asset value and redemption price per share	$12.71	$20.09	$69.67

Class O
Net assets	n/a	$33,732,615	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,829,901	n/a
Net asset value and redemption price per share	n/a	$18.43	n/a

Class R
Net assets	n/a	$3,601,324	$4,259,955
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	195,894	67,524
Net asset value and redemption price per share	n/a	$18.38	$63.09

Class R6
Net assets	n/a	$89,728,799	$288,521,844
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	4,464,278	4,116,672
Net asset value and redemption price per share	n/a	$20.10	$70.09

Class W
Net assets	n/a	$37,332,743	$93,789,377
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,620,510	1,363,076
Net asset value and redemption price per share	n/a	$23.04	$68.81

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2017 (UNAUDITED)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,501,495	$20,866,229
Short-term investments at fair value**	341,166	125,895
Cash	685	982
Receivables:
Investment securities sold	18,334	—
Fund shares sold	—	47
Dividends	2,179	64,720
Prepaid expenses	17,055	17,136
Prepaid offering expense	123	723
Reimbursement due from manager	6,818	8,604
Total assets	3,887,855	21,084,336
LIABILITIES:
Payable for investment securities purchased	10,834	—
Payable upon receipt of securities loaned	279,166	73,895
Payable for investment management fees	2,425	7,554
Payable for distribution and shareholder service fees	244	16
Payable for trustee fees	17	98
Other accrued expenses and liabilities	8,307	30,095
Total liabilities	300,993	111,658
NET ASSETS	$3,586,862	$20,972,678
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,051,057	$17,676,172
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(2,369)	424,138
Accumulated net realized gain	171,914	325,856
Net unrealized appreciation	366,260	2,546,512
NET ASSETS	$3,586,862	$20,972,678

+ Including securities loaned at value	$272,661	$71,379
* Cost of investments in securities	$3,135,235	$18,319,717
** Cost of short-term investments	$341,166	$125,895
Class A
Net assets	$1,231,722	$79,482
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	104,916	6,752
Net asset value and redemption price per share†	$11.74	$11.77
Maximum offering price per share (5.75%)(1)	$12.46	$12.49
Class I
Net assets	$1,177,567	$20,893,196
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	100,048	1,766,807
Net asset value and redemption price per share	$11.77	$11.83
Class R6
Net assets	$1,177,573	n/a
Shares authorized	unlimited	n/a
Par value	$0.010	n/a
Shares outstanding	100,048	n/a
Net asset value and redemption price per share	$11.77	n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2017 (UNAUDITED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,853,915	$12,832,866	$5,795,321
Interest	—	469	—
Securities lending income, net	28,781	13,216	92,390
Total investment income	3,882,696	12,846,551	5,887,711

EXPENSES:
Investment management fees	1,691,216	3,548,924	5,801,298
Distribution and shareholder service fees:
Class A	103,810	520,523	356,282
Class C	146,879	309,563	485,885
Class O	—	31,532	66,224
Class R	1,728	11,610	8,870
Transfer agent fees:
Class A	82,506	280,283	210,014
Class C	33,057	41,688	71,615
Class I	285,908	58,581	420,734
Class O	—	16,972	39,023
Class R	777	3,127	2,616
Class R6	447	458	657
Class W	19,953	12,253	94,110
Shareholder reporting expense	27,450	32,940	48,495
Registration fees	41,277	49,935	59,056
Professional fees	19,229	33,690	42,015
Custody and accounting expense	30,489	58,651	82,221
Trustee fees	11,210	18,876	27,677
Miscellaneous expense	9,100	21,672	12,632
Interest expense	3,532	4,240	11,130
Total expenses	2,508,568	5,055,518	7,840,554
Waived and reimbursed fees	(232,260)	(354,917)	(63,446)
Net expenses	2,276,308	4,700,601	7,777,108
Net investment income (loss)	1,606,388	8,145,950	(1,889,397)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,247,548	30,607,615	88,709,164
Foreign currency related transactions	4	10	—
Futures	—	335,569	—
Net realized gain	13,247,552	30,943,194	88,709,164
Net change in unrealized appreciation (depreciation) on:
Investments	41,473,984	20,353,085	29,801,749
Foreign currency related transactions	—	257	—
Net change in unrealized appreciation (depreciation)	41,473,984	20,353,342	29,801,749
Net realized and unrealized gain	54,721,536	51,296,536	118,510,913
Increase in net assets resulting from operations	$56,327,924	$59,442,486	$116,621,516

* Foreign taxes withheld	$—	$98,707	$11,508

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2017 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,825,825	$12,693,516	$4,864,359
Securities lending income, net	25,036	—	559,781
Total investment income	1,850,861	12,693,516	5,424,140

EXPENSES:
Investment management fees	879,161	3,863,577	5,150,507
Distribution and shareholder service fees:
Class A	—	152,807	246,644
Class C	—	103,670	246,171
Class O	—	42,812	—
Class R	—	10,322	10,037
Transfer agent fees:
Class A	—	120,017	180,723
Class C	—	20,381	45,121
Class I	4,035	227,075	489,854
Class O	—	33,772	—
Class R	—	4,054	3,675
Class R6	—	2,992	2,462
Class W	—	41,541	83,536
Shareholder reporting expense	732	31,626	60,310
Registration fees	1,148	52,255	49,873
Professional fees	9,442	38,312	39,880
Custody and accounting expense	32,062	70,673	64,362
Trustee fees	4,384	19,265	23,287
Miscellaneous expense	3,594	26,339	16,798
Interest expense	325	1,916	99
Total expenses	934,883	4,863,406	6,713,339
Waived and reimbursed fees	(21,206)	—	—
Brokerage commission recapture	(249)	(34,606)	—
Net expenses	913,428	4,828,800	6,713,339
Net investment income (loss)	937,433	7,864,716	(1,289,199)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,512,397	139,603,281	67,631,668
Foreign currency related transactions	(4,551)	—	—
Net realized gain	5,507,846	139,603,281	67,631,668
Net change in unrealized appreciation (depreciation) on:
Investments	18,389,917	(98,256,985)	60,552,559
Foreign currency related transactions	524	—	—
Net change in unrealized appreciation (depreciation)	18,390,441	(98,256,985)	60,552,559
Net realized and unrealized gain	23,898,287	41,346,296	128,184,227
Increase in net assets resulting from operations	$24,835,720	$49,211,012	$126,895,028

* Foreign taxes withheld	$1,963	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2017 (UNAUDITED)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,857	$293,428
Securities lending income, net	741	456
Total investment income	15,598	293,884

EXPENSES:
Investment management fees	14,358	44,521
Distribution and shareholder service fees:
Class A	1,463	90
Transfer agent fees:
Class A	48	331
Class I	24	37
Class R6	24	—
Shareholder reporting expense	372	915
Registration fees	26,791	26,973
Professional fees	5,661	6,222
Custody and accounting expense	3,072	1,647
Trustee fees	67	395
Offering expense	3,761	22,060
Miscellaneous expense	1,799	2,971
Total expenses	57,440	106,162
Waived and reimbursed fees	(40,127)	(51,490)
Net expenses	17,313	54,672
Net investment income (loss)	(1,715)	239,212

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	91,724	245,053
Net realized gain	91,724	245,053
Net change in unrealized appreciation (depreciation) on:
Investments	250,895	1,386,121
Net change in unrealized appreciation (depreciation)	250,895	1,386,121
Net realized and unrealized gain	342,619	1,631,174
Increase in net assets resulting from operations	$340,904	$1,870,386

* Foreign taxes withheld	$—	$103

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Six Months Ended November 30, 2017	Year Ended May 31, 2017	Six Months Ended November 30, 2017	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$1,606,388	$2,118,540	$8,145,950	$18,505,462
Net realized gain	13,247,552	29,980,112	30,943,194	79,573,633
Net change in unrealized appreciation (depreciation)	41,473,984	43,622,521	20,353,342	43,218,082
Increase in net assets resulting from operations	56,327,924	75,721,173	59,442,486	141,297,177

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(75,620)	(3,199,011)	(8,189,403)
Class B(1)	—	—	—	(23,432)
Class C	—	—	(234,560)	(835,129)
Class I	—	(1,353,709)	(2,061,036)	(4,743,802)
Class O	—	—	(193,472)	(487,783)
Class R	—	—	(29,033)	(88,557)
Class R6	—	(267,372)	(1,644,265)	(3,506,690)
Class W	—	(51,667)	(152,298)	(306,687)
Net realized gains:
Class A	—	(3,254,838)	—	—
Class B(1)	—	(12,509)	—	—
Class C	—	(1,771,387)	—	—
Class I	—	(11,155,516)	—	—
Class R	—	(38,135)	—	—
Class R6	—	(2,167,392)	—	—
Class W	—	(495,484)	—	—
Total distributions	—	(20,643,629)	(7,513,675)	(18,181,483)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	200,976,023	169,074,837	44,557,314	121,737,249
Reinvestment of distributions	—	19,720,573	6,884,038	16,563,717
	200,976,023	188,795,410	51,441,352	138,300,966
Cost of shares redeemed	(81,298,394)	(139,341,485)	(92,478,169)	(245,542,983)
Net increase (decrease) in net assets resulting from capital share transactions	119,677,629	49,453,925	(41,036,817)	(107,242,017)
Net increase in net assets	176,005,553	104,531,469	10,891,994	15,873,677

NET ASSETS:
Beginning of year or period	502,343,736	397,812,267	951,397,539	935,523,862
End of year or period	$678,349,289	$502,343,736	$962,289,533	$951,397,539
Undistributed net investment income at end of year or period	$2,679,625	$1,073,237	$2,414,759	$1,782,484

(1)	Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Six Months Ended November 30, 2017	Year Ended May 31, 2017	Six Months Ended November 30, 2017	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$(1,889,397)	$(1,571,700)	$937,433	$2,104,143
Net realized gain	88,709,164	145,962,610	5,507,846	10,213,778
Net change in unrealized appreciation (depreciation)	29,801,749	63,349,531	18,390,441	18,552,508
Increase in net assets resulting from operations	116,621,516	207,740,441	24,835,720	30,870,429

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	—	(2,884,385)
Net realized gains:
Class A	—	(18,568,725)	—	—
Class B(1)	—	(72,272)	—	—
Class C	—	(8,569,423)	—	—
Class I	—	(38,170,668)	—	(3,991,856)
Class O	—	(3,130,229)	—	—
Class R	—	(196,119)	—	—
Class R6	—	(7,665,401)	—	—
Class W	—	(4,468,344)	—	—
Total distributions	—	(80,841,181)	—	(6,876,241)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	140,172,651	394,411,686	13,497,172	33,283,021
Reinvestment of distributions	—	66,887,138	—	6,876,241
	140,172,651	461,298,824	13,497,172	40,159,262
Cost of shares redeemed	(282,399,669)	(481,120,479)	(23,349,795)	(88,795,600)
Net decrease in net assets resulting from capital share transactions	(142,227,018)	(19,821,655)	(9,852,623)	(48,636,338)
Net increase (decrease) in net assets	(25,605,502)	107,077,605	14,983,097	(24,642,150)

NET ASSETS:
Beginning of year or period	1,425,734,617	1,318,657,012	213,084,565	237,726,715
End of year or period	$1,400,129,115	$1,425,734,617	$228,067,662	$213,084,565
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(3,159,730)	$(1,270,333)	$1,454,614	$517,181

(1)	Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Six Months Ended November 30, 2017	Year Ended May 31, 2017	Six Months Ended November 30, 2017	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$7,864,716	$16,147,235	$(1,289,199)	$(1,314,567)
Net realized gain	139,603,281	136,083,424	67,631,668	94,029,537
Net change in unrealized appreciation (depreciation)	(98,256,985)	(152,212,033)	60,552,559	46,387,065
Increase in net assets resulting from operations	49,211,012	18,626	126,895,028	139,102,035

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,631,838)	(2,510,566)	—	—
Class B(1)	—	(444)	—	—
Class C	(171,349)	(143,622)	—	—
Class I	(9,339,106)	(15,035,565)	—	—
Class O	(450,010)	(525,653)	—	—
Class R	(50,297)	(57,037)	—	—
Class R6	(947,304)	(822,868)	—	—
Class W	(488,174)	(839,975)	—	—
Net realized gains:
Class A	—	(11,605,285)	—	(5,119,721)
Class B(1)	—	(7,326)	—	(7,791)
Class C	—	(1,752,949)	—	(1,853,567)
Class I	—	(54,044,756)	—	(9,331,572)
Class O	—	(2,382,085)	—	—
Class R	—	(324,608)	—	(99,981)
Class R6	—	(2,833,283)	—	(4,242,756)
Class W	—	(3,510,576)	—	(1,120,053)
Total distributions	(13,078,078)	(96,396,598)	—	(21,775,441)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	103,348,746	287,352,665	538,735,524	320,054,374
Reinvestment of distributions	9,176,381	69,764,708	—	20,032,476
	112,525,127	357,117,373	538,735,524	340,086,850
Cost of shares redeemed	(294,403,990)	(607,681,471)	(160,107,398)	(222,135,520)
Net increase (decrease) in net assets resulting from capital share transactions	(181,878,863)	(250,564,098)	378,628,126	117,951,330
Net increase (decrease) in net assets	(145,745,929)	(346,942,070)	505,523,154	235,277,924

NET ASSETS:
Beginning of year or period	1,008,580,829	1,355,522,899	953,427,030	718,149,106
End of year or period	$862,834,900	$1,008,580,829	$1,458,950,184	$953,427,030
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(13,012,391)	$(7,799,029)	$(2,426,468)	$(1,137,269)

(1)	Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya SMID Cap Growth Fund		Voya U.S. High Dividend Low Volatility Fund
	Six Months Ended November 30, 2017	December 6, 2016(1) to May 31, 2017	Six Months Ended November 30, 2017	December 6, 2016(1) to May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$(1,715)	$(37)	$239,212	$220,621
Net realized gain	91,724	80,196	245,053	80,410
Net change in unrealized appreciation (depreciation)	250,895	115,365	1,386,121	1,160,391
Increase in net assets resulting from operations	340,904	195,524	1,870,386	1,461,422

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(312)	—	(12)
Class I	—	(470)	—	(35,294)
Class R6	—	(470)	—	—
Total distributions	—	(1,252)	—	(35,306)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,258	3,092,656	46,542	18,810,985
Reinvestment of distributions	—	1,252	—	35,306
	16,258	3,093,908	46,542	18,846,291
Cost of shares redeemed	(48,452)	(10,028)	(11,646)	(1,205,011)
Net increase (decrease) in net assets resulting from capital share transactions	(32,194)	3,083,880	34,896	17,641,280
Net increase in net assets	308,710	3,278,152	1,905,282	19,067,396

NET ASSETS:
Beginning of year or period	3,278,152	—	19,067,396	—
End of year or period	$3,586,862	$3,278,152	$20,972,678	$19,067,396
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(2,369)	$(654)	$424,138	$184,926

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
11-30-17	35.17	0.05	•	3.47	3.52	—	—	—	—	—	38.69	10.01		1.16	1.08	1.08	0.26	75,609	40
05-31-17	31.07	0.10		5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38		1.44	1.14	1.14	0.29	73,116	76
05-31-16	33.18	0.02		0.15	0.17	—	2.28	—	2.28	—	31.07	0.68		1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)		4.45	4.42	—	3.84	—	3.84	—	33.18	14.46		1.49	1.30	1.30	(0.10)	66,272	64
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	(a)	1.51	1.33	1.33	(0.14)	70,295	133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40		1.51	1.35	1.35	(0.09)	64,837	123
Class C
11-30-17	30.33	(0.07	)•	2.99	2.92	—	—	—	—	—	33.25	9.63		1.88	1.83	1.83	(0.48)	31,132	40
05-31-17	27.18	(0.14)		4.93	4.79	—	1.64	—	1.64	—	30.33	18.47		2.09	1.89	1.89	(0.46)	28,471	76
05-31-16	29.51	(0.18	)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)		2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)		3.98	3.77	—	3.84	—	3.84	—	29.51	13.70		2.14	1.95	1.95	(0.75)	27,487	64
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	(a)	2.16	1.98	1.98	(0.79)	25,390	133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63		2.16	2.00	2.00	(0.73)	20,721	123
Class I
11-30-17	38.68	0.14	•	3.81	3.95	—	—	—	—	—	42.63	10.21		0.80	0.70	0.70	0.70	506,002	40
05-31-17	34.05	0.24	•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79		1.06	0.79	0.79	0.68	355,466	76
05-31-16	36.02	0.17	•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03		1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10		4.79	4.89	—	3.84	—	3.84	—	36.02	14.85		0.93	0.93	0.93	0.28	27,932	64
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	(a)	0.94	0.94	0.94	0.25	25,934	133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84		1.01	1.00	1.00	0.29	27,896	123
Class R
11-30-17	38.30	0.00	*	3.79	3.79	—	—	—	—	—	42.09	9.90		1.38	1.33	1.33	0.03	785	40
05-31-17	33.74	0.01	•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07		1.59	1.39	1.39	0.04	674	76
05-31-16	35.92	(0.04	)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42		1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11	)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29		1.64	1.45	1.45	(0.30)	15	64
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00	(a)	1.66	1.45	1.45	(1.66)	— **	133
Class R6
11-30-17	38.67	0.14	•	3.83	3.97	—	—	—	—	—	42.64	10.27		0.65	0.63	0.63	0.70	46,578	40
05-31-17	34.04	0.22	•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80		0.87	0.78	0.78	0.63	27,548	76
06-02-15(4)–05-31-16	36.12	0.18	•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72		0.86	0.78	0.78	0.54	50,467	70
Class W
11-30-17	37.75	0.10	•	3.74	3.84	—	—	—	—	—	41.59	10.17		0.88	0.83	0.83	0.52	18,243	40
05-31-17	33.28	0.20	•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66		1.09	0.89	0.89	0.57	17,068	76
05-31-16	35.28	0.12		0.16	0.28	—	2.28	—	2.28	—	33.28	0.96		1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09	•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83		1.14	0.95	0.95	0.26	5,012	64
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	(a)	1.16	0.98	0.98	0.20	2,187	133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85		1.16	1.00	1.00	0.29	2,613	123
Voya Large Cap Value Fund
Class A
11-30-17	12.64	0.10	•	0.71	0.81	0.10	—	—	0.10	—	13.35	6.43		1.18	1.10	1.10	1.61	418,155	45
05-31-17	11.07	0.23		1.57	1.80	0.23	—	—	0.23	—	12.64	16.44		1.21	1.10	1.10	1.91	421,041	80
05-31-16	12.20	0.21		(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)		1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18	•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62		1.20	1.15	1.15	1.41	523,033	80
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28		1.16	1.14	1.14	1.21	206,215	149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02		1.15	1.14	1.14	1.55	57,211	123

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class C
11-30-17	12.61	0.06	•	0.69	0.75	0.05	—	—	0.05	—	13.31	5.95	1.93	1.85	1.85	0.86	61,003	45
05-31-17	11.04	0.15		1.56	1.71	0.14	—	—	0.14	—	12.61	15.59	1.96	1.85	1.85	1.16	63,562	80
05-31-16	12.16	0.13		(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)	1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10		0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72	1.95	1.90	1.90	0.79	98,547	80
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.77	15.50	1.91	1.89	1.89	0.45	95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—	12.15	28.11	1.90	1.89	1.89	0.80	22,862	123
Class I
11-30-17	13.57	0.14	•	0.74	0.88	0.12	—	—	0.12	—	14.33	6.53	0.85	0.76	0.76	1.95	241,772	45
05-31-17	11.86	0.29		1.69	1.98	0.27	—	—	0.27	—	13.57	16.89	0.87	0.76	0.76	2.25	235,020	80
05-31-16	13.03	0.26		(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)	0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25		0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00	0.83	0.79	0.79	1.87	268,092	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.76	0.81	0.79	0.79	1.55	219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—	12.84	29.44	0.82	0.80	0.80	1.90	277,638	123
Class O
11-30-17	12.63	0.10	•	0.70	0.80	0.10	—	—	0.10	—	13.33	6.36	1.18	1.10	1.10	1.61	25,388	45
05-31-17	11.06	0.23		1.57	1.80	0.23	—	—	0.23	—	12.63	16.45	1.21	1.10	1.10	1.91	25,049	80
05-31-16	12.18	0.21		(0.85)	(0.64)	0.20	0.28	—	0.48	—	11.06	(5.20)	1.20	1.10	1.10	1.85	24,812	116
05-31-15	12.80	0.16	•	0.88	1.04	0.22	1.44	—	1.66	—	12.18	8.56	1.20	1.15	1.15	1.32	30,169	80
05-31-14	12.18	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.80	16.32	1.16	1.14	1.14	1.20	6,780	149
01-28-13(4)–05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—	12.18	9.54	1.15	1.14	1.14	1.54	375	123
Class R
11-30-17	12.63	0.09	•	0.69	0.78	0.08	—	—	0.08	—	13.33	6.21	1.43	1.33	1.33	1.38	4,629	45
05-31-17	11.06	0.20		1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
05-31-16	12.18	0.18		(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17		0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35	1.35	1.30	5,900	80
05-31-14	12.17	0.12	•	1.70	1.82	0.15	1.05	—	1.20	—	12.79	16.12	1.41	1.34	1.34	1.01	4,263	149
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—	12.17	28.74	1.40	1.34	1.34	1.32	2,089	123
Class R6
11-30-17	13.55	0.14	•	0.75	0.89	0.12	—	—	0.12	—	14.32	6.62	0.80	0.74	0.74	1.98	193,241	45
05-31-17	11.85	0.29		1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
05-31-16	13.02	0.26		(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26		0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76	0.76	1.95	258,458	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.77	0.81	0.78	0.78	1.57	265,510	149
05-31-13(4)–05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—	12.84	0.00	0.79	0.78	0.78	1.92	3	123
Class W
11-30-17	13.53	0.13	•	0.75	0.88	0.12	—	—	0.12	—	14.29	6.50	0.93	0.85	0.85	1.86	18,102	45
05-31-17	11.83	0.27		1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
05-31-16	12.99	0.24	•	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24		0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90	0.90	1.79	51,315	80
05-31-14	12.81	0.19		1.79	1.98	0.20	1.05	—	1.25	—	13.54	16.62	0.91	0.89	0.89	1.46	46,143	149
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—	12.81	29.32	0.90	0.89	0.89	1.79	35,301	123
Voya MidCap Opportunities Fund
Class A
11-30-17	23.52	(0.05	)•	2.13	2.08	—	—	—	—	—	25.60	8.84	1.27	1.27	1.27	(0.42)	289,761	53
05-31-17	21.59	(0.06)		3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
05-31-16	24.05	(0.09)		(0.35)	(0.44)	—	2.02	—	2.02	—	21.59	(1.50)	1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)		3.34	3.23	—	3.07	—	3.07	—	24.05	14.56	1.33	1.32	1.32	(0.47)	367,273	102
05-31-14	22.89	(0.01)		3.26	3.25	—	2.25	—	2.25	—	23.89	14.50	1.34	1.32	1.32	(0.06)	429,055	92
05-31-13	19.35	(0.02)		4.11	4.09	—	0.55	—	0.55	—	22.89	21.54	1.33	1.33	1.33	(0.09)	395,343	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class C
11-30-17	18.55	(0.11	)•	1.68	1.57	—	—	—	—	—	20.12	8.46	2.02	2.02	2.02	(1.18)	97,193	53
05-31-17	17.44	(0.18	)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
05-31-16	19.98	(0.20)		(0.32)	(0.52)	—	2.02	—	2.02	—	17.44	(2.25)	2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)		2.83	2.58	—	3.07	—	3.07	—	19.98	13.75	2.08	2.07	2.07	(1.22)	127,380	102
05-31-14	20.06	(0.16)		2.82	2.66	—	2.25	—	2.25	—	20.47	13.56	2.09	2.07	2.07	(0.80)	126,640	92
05-31-13	17.15	(0.15)		3.61	3.46	—	0.55	—	0.55	—	20.06	20.62	2.08	2.08	2.08	(0.85)	111,350	81
Class I
11-30-17	26.44	(0.02	)•	2.40	2.38	—	—	—	—	—	28.82	9.00	1.00	0.98	0.98	(0.14)	731,180	53
05-31-17	24.03	0.01		3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
05-31-16	26.43	(0.01)		(0.37)	(0.38)	—	2.02	—	2.02	—	24.03	(1.13)	1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)		3.64	3.61	0.03	3.07	—	3.10	—	26.43	14.92	1.01	0.98	0.98	(0.13)	721,691	102
05-31-14	24.58	0.07		3.52	3.59	—	2.25	—	2.25	—	25.92	14.90	0.96	0.94	0.94	0.33	719,371	92
05-31-13	20.65	0.06		4.42	4.48	—	0.55	—	0.55	—	24.58	22.08	0.97	0.91	0.91	0.34	496,950	81
Class O
11-30-17	23.44	(0.05	)•	2.12	2.07	—	—	—	—	—	25.51	8.83	1.27	1.27	1.27	(0.43)	55,287	53
05-31-17	21.52	(0.06)		3.40	3.34	—	1.42	—	1.42	—	23.44	16.28	1.29	1.29	1.29	(0.26)	52,896	88
05-31-16	23.97	(0.08)		(0.35)	(0.43)	—	2.02	—	2.02	—	21.52	(1.47)	1.34	1.33	1.33	(0.38)	51,053	88
05-31-15	23.82	(0.11)		3.33	3.22	—	3.07	—	3.07	—	23.97	14.55	1.33	1.32	1.32	(0.48)	55,859	102
05-31-14	22.84	(0.01)		3.24	3.23	—	2.25	—	2.25	—	23.82	14.44	1.34	1.32	1.32	(0.05)	53,615	92
05-31-13	19.31	(0.02)		4.10	4.08	—	0.55	—	0.55	—	22.84	21.54	1.33	1.33	1.33	(0.09)	47,704	81
Class R
11-30-17	23.09	(0.08	)•	2.09	2.01	—	—	—	—	—	25.10	8.71	1.52	1.52	1.52	(0.68)	3,546	53
05-31-17	21.27	(0.11	)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
05-31-16	23.78	(0.14	)•	(0.35)	(0.49)	—	2.02	—	2.02	—	21.27	(1.75)	1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18	)•	3.32	3.14	0.00 *	3.07	—	3.07	—	23.78	14.28	1.58	1.57	1.57	(0.74)	2,329	102
05-31-14	22.79	(0.05	)•	3.22	3.17	—	2.25	—	2.25	—	23.71	14.19	1.59	1.57	1.57	(0.22)	1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—	0.55	—	0.55	—	22.79	21.27	1.58	1.58	1.58	(0.35)	654	81
Class R6
11-30-17	26.56	(0.00	)*•	2.40	2.40	—	—	—	—	—	28.96	9.04	0.88	0.88	0.88	(0.02)	84,770	53
05-31-17	24.10	0.04		3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
05-31-16	26.48	0.02		(0.38)	(0.36)	—	2.02	—	2.02	—	24.10	(1.05)	0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04	)•	3.69	3.65	0.04	3.07	—	3.11	—	26.48	15.06	0.90	0.88	0.88	(0.14)	114,033	102
05-31-14	24.58	0.10	•	3.51	3.61	—	2.25	—	2.25	—	25.94	14.98	0.90	0.88	0.88	0.40	24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—	—	—	—	—	24.58	0.00	0.88	0.88	0.88	0.37	3	81
Class W
11-30-17	26.11	(0.02	)•	2.36	2.34	—	—	—	—	—	28.45	8.96	1.02	1.02	1.02	(0.18)	138,393	53
05-31-17	23.76	0.00	*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
05-31-16	26.18	(0.04)		(0.36)	(0.40)	—	2.02	—	2.02	—	23.76	(1.22)	1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)		3.62	3.56	0.02	3.07	—	3.09	—	26.18	14.81	1.08	1.07	1.07	(0.22)	97,355	102
05-31-14	24.42	0.06		3.48	3.54	—	2.25	—	2.25	—	25.71	14.78	1.09	1.07	1.07	0.23	106,496	92
05-31-13	20.56	0.03		4.38	4.41	—	0.55	—	0.55	—	24.42	21.83	1.08	1.08	1.08	0.16	97,680	81
Voya Multi-Manager Mid Cap Value Fund
Class I
11-30-17	11.38	0.05	•	1.28	1.33	—	—	—	—	—	12.71	11.69	0.85	0.83	0.83	0.85	228,068	13
05-31-17	10.31	0.11		1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
05-31-16	13.05	0.16	•	(0.81)	(0.65)	0.15	1.94	—	2.09	—	10.31	(4.30)	0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14	•	0.98	1.12	0.17	2.54	—	2.71	—	13.05	9.00	0.85	0.83	0.83	1.03	215,135	61
05-31-14	14.14	0.10		3.01	3.11	0.08	2.53	—	2.61	—	14.64	24.03	0.87	0.87	0.86	0.66	331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12	1.56	—	1.68	—	14.14	30.87	0.87	0.88	0.86	0.87	293,575	111

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund
Class A
11-30-17	17.81	0.13	•	0.77	0.90	0.24	—	—	0.24	—	18.47	5.07	1.30	1.30	1.29	1.38	108,731	51
05-31-17	19.40	0.19	•	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.81	(0.36)	1.27	1.27	1.27	1.02	136,095	53
05-31-16	19.25	0.34		1.36	1.70	0.41	1.14	—	1.55	—	19.40	9.24	1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22		1.52	1.74	0.26	0.87	0.01	1.14	—	19.25	9.36	1.28	1.28	1.28	1.14	225,232	38
05-31-14	17.23	0.18		1.61	1.79	0.37	—	—	0.37	—	18.65	10.65	1.29	1.29	1.29	1.03	266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33	—	—	0.33	—	17.23	13.78	1.22	1.22	1.22	0.99	214,477	40
Class C
11-30-17	18.80	0.06	•	0.81	0.87	0.16	—	—	0.16	—	19.51	4.63	2.05	2.05	2.04	0.58	18,820	51
05-31-17	20.38	0.05	•	(0.28)	(0.23)	0.10	1.25	—	1.35	—	18.80	(1.10)	2.02	2.02	2.02	0.27	22,084	53
05-31-16	20.14	0.18		1.46	1.64	0.26	1.14	—	1.40	—	20.38	8.44	2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06		1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13	2.03	2.03	2.03	0.25	31,612	38
05-31-14	18.03	0.04		1.70	1.74	0.23	—	—	0.23	—	19.54	9.81	2.04	2.04	2.04	0.27	27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92	1.97	1.97	1.97	0.24	25,680	40
Class I
11-30-17	19.36	0.17	•	0.83	1.00	0.27	—	—	0.27	—	20.09	5.21	0.92	0.92	0.91	1.72	570,889	51
05-31-17	20.95	0.28	•	(0.28)	0.00 *	0.34	1.25	—	1.59	—	19.36	0.04	0.90	0.90	0.90	1.37	723,538	53
05-31-16	20.67	0.41		1.49	1.90	0.48	1.14	—	1.62	—	20.95	9.64	0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28		1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12	0.91	0.91	0.91	1.30	1,046,021	38
05-31-14	18.50	0.26	•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04	0.91	0.91	0.91	1.41	862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19	0.89	0.89	0.89	1.32	809,016	40
Class O
11-30-17	17.78	0.12	•	0.77	0.89	0.24	—	—	0.24	—	18.43	5.03	1.30	1.30	1.29	1.32	33,733	51
05-31-17	19.37	0.19		(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.78	(0.35)	1.27	1.27	1.27	1.00	34,063	53
05-31-16	19.22	0.34		1.36	1.70	0.41	1.14	—	1.55	—	19.37	9.26	1.29	1.29	1.29	1.78	37,850	37
05-31-15	18.63	0.23		1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34	1.28	1.28	1.28	1.15	37,484	38
05-31-14	17.21	0.17	•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62	1.29	1.29	1.29	1.03	37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80	1.22	1.22	1.22	0.99	36,794	40
Class R
11-30-17	17.73	0.10	•	0.76	0.86	0.21	—	—	0.21	—	18.38	4.90	1.55	1.55	1.54	1.11	3,601	51
05-31-17	19.33	0.15		(0.27)	(0.12)	0.23	1.25	—	1.48	—	17.73	(0.63)	1.52	1.52	1.52	0.77	4,448	53
05-31-16	19.19	0.30	•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00	1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17	•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13	1.53	1.53	1.53	0.84	2,801	38
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40	1.54	1.54	1.54	0.82	1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51	1.47	1.47	1.47	0.64	719	40
Class R6
11-30-17	19.36	0.17	•	0.85	1.02	0.28	—	—	0.28	—	20.10	5.29	0.86	0.86	0.85	1.72	89,729	51
05-31-17	20.96	0.30	•	(0.30)	0.00 *	0.35	1.25	—	1.60	—	19.36	0.03	0.86	0.86	0.86	1.47	42,574	53
05-31-16	20.67	0.42		1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76	0.85	0.85	0.85	2.05	20,345	37
07-03-14(4)–05-31-15	20.11	0.17	•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21	0.88	0.86	0.86	0.86	13,575	38
Class W
11-30-17	22.15	0.18	•	0.97	1.15	0.26	—	—	0.26	—	23.04	5.20	1.05	1.05	1.04	1.60	37,333	51
05-31-17	23.75	0.30	•	(0.34)	(0.04)	0.31	1.25	—	1.56	—	22.15	(0.16)	1.02	1.02	1.02	1.28	45,779	53
05-31-16	23.22	0.36		1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53	1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21	•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96	1.03	1.03	1.03	0.90	82,384	38
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91	1.04	1.04	1.04	1.29	165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11	0.97	0.97	0.97	1.22	175,318	40

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund
Class A
11-30-17	58.22	(0.13	)•	6.21	6.08	—		—	—	—		—	64.30	10.44	1.36	1.36	1.36	(0.42)	201,196	45
05-31-17	50.48	(0.19)		9.45	9.26	—		1.52	—	1.52		—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
05-31-16	58.19	(0.26	)•	(2.99)	(3.25)	—		4.46	—	4.46		—	50.48	(5.46)	1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33	)•	7.81	7.48	—		4.09	—	4.09		—	58.19	14.24	1.40	1.40	1.40	(0.59)	173,844	35
05-31-14	50.19	(0.36	)•	8.05	7.69	—		3.08	—	3.08		—	54.80	15.36	1.41	1.41	1.41	(0.66)	150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—		0.72	—	0.72		—	50.19	27.36	1.53	1.50	1.50	(0.57)	90,931	45
Class C
11-30-17	46.07	(0.28	)•	4.90	4.62	—		—	—	—		—	50.69	10.03	2.11	2.11	2.11	(1.17)	47,175	45
05-31-17	40.53	(0.48	)•	7.54	7.06	—		1.52	—	1.52		—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
05-31-16	48.01	(0.53	)•	(2.49)	(3.02)	—		4.46	—	4.46		—	40.53	(6.17)	2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63	)•	6.51	5.88	—		4.09	—	4.09		—	48.01	13.38	2.15	2.15	2.15	(1.34)	51,696	35
05-31-14	43.06	(0.66	)•	6.90	6.24	—		3.08	—	3.08		—	46.22	14.51	2.16	2.16	2.16	(1.40)	43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—		0.72	—	0.72		—	43.06	26.41	2.28	2.25	2.25	(1.32)	26,925	45
Class I
11-30-17	63.00	(0.05	)•	6.72	6.67	—		—	—	—		—	69.67	10.59	1.09	1.09	1.09	(0.16)	824,007	45
05-31-17	54.36	(0.02)		10.18	10.16	—		1.52	—	1.52		—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
05-31-16	62.12	(0.13)		(3.17)	(3.30)	—		4.46	—	4.46		—	54.36	(5.19)	1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17	)•	8.31	8.14	—		4.09	—	4.09		—	62.12	14.58	1.10	1.10	1.10	(0.29)	364,320	35
05-31-14	52.86	(0.20	)•	8.49	8.29	—		3.08	—	3.08		—	58.07	15.72	1.17	1.10	1.10	(0.34)	300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—		0.72	—	0.72		—	52.86	27.84	1.30	1.10	1.10	(0.17)	156,543	45
Class R
11-30-17	57.20	(0.20	)•	6.09	5.89	—		—	—	—		—	63.09	10.30	1.61	1.61	1.61	(0.68)	4,260	45
05-31-17	49.74	(0.32	)•	9.30	8.98	—		1.52	—	1.52		—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
05-31-16	57.54	(0.39	)•	(2.95)	(3.34)	—		4.46	—	4.46		—	49.74	(5.69)	1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47	)•	7.74	7.27	—		4.09	—	4.09		—	57.54	13.96	1.65	1.65	1.65	(0.85)	2,682	35
05-31-14	49.93	(0.48	)•	7.99	7.51	—		3.08	—	3.08		—	54.36	15.07	1.66	1.66	1.66	(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98	10.68	—		0.72	—	0.72		—	49.93	27.06	1.78	1.75	1.75	(0.65)	137	45
Class R6
11-30-17	63.33	(0.00	)*•	6.76	6.76	—		—	—	—		—	70.09	10.67	0.93	0.93	0.93	(0.00)*	288,522	45
05-31-17	54.55	0.07		10.23	10.30	—		1.52	—	1.52		—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
05-31-16	62.24	(0.04	)•	(3.19)	(3.23)	—		4.46	—	4.46		—	54.55	(5.06)	0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12	)•	8.34	8.22	—		4.09	—	4.09		—	62.24	14.72	0.98	0.98	0.98	(0.20)	114,541	35
05-31-14	52.86	(0.16	)•	8.49	8.33	—		3.08	—	3.08		—	58.11	15.80	1.02	1.02	1.02	(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00 *	0.00 *	—		—	—	—		—	52.86	0.00	1.08	1.05	1.05	(0.12)	3	45
Class W
11-30-17	62.23	(0.06	)•	6.64	6.58	—		—	—	—		—	68.81	10.57	1.11	1.11	1.11	(0.18)	93,789	45
05-31-17	53.72	(0.07	)•	10.10	10.03	—		1.52	—	1.52		—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
05-31-16	61.47	(0.16)		(3.13)	(3.29)	—		4.46	—	4.46		—	53.72	(5.22)	1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20	)•	8.23	8.03	—		4.09	—	4.09		—	61.47	14.53	1.15	1.15	1.15	(0.34)	49,586	35
05-31-14	52.42	(0.23	)•	8.42	8.19	—		3.08	—	3.08		—	57.53	15.67	1.16	1.16	1.16	(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51	11.41	—		0.72	—	0.72		—	52.42	27.67	1.28	1.25	1.25	(0.22)	14,910	45
Voya SMID Cap Growth Fund
Class A
11-30-17	10.63	(0.02)		1.13	1.11	—		—	—	—		—	11.74	10.44	3.57	1.20	1.20	(0.27)	1,232	56
12-06-16(4)–05-31-17	10.00	(0.01)		0.64	0.63	0.00	*	—	—	0.00	*	—	10.63	6.33	3.12	1.20	1.20	(0.19)	1,148	33
Class I
11-30-17	10.65	(0.00	)*	1.12	1.12	—		—	—	—		—	11.77	10.52	3.31	0.94	0.94	(0.01)	1,178	56
12-06-16(4)–05-31-17	10.00	0.00	*	0.65	0.65	0.00	*	—	—	0.00	*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SMID Cap Growth Fund (continued)
Class R6
11-30-17	10.65	(0.00	)*	1.12	1.12	—	—	—	—	—	11.77	10.52	3.31	0.94	0.94	(0.01)	1,178	56
12-06-16(4)–05-31-17	10.00	0.00	*	0.65	0.65	0.00 *	—	—	0.00 *	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Voya U.S. High Dividend Low Volatility Fund
Class A
11-30-17	10.74	0.12	•	0.91	1.03	—	—	—	—	—	11.77	9.59	2.25	0.80	0.80	2.16	79	20
12-06-16(4)–05-31-17	10.00	0.12	•	0.63	0.75	0.01	—	—	0.01	—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
11-30-17	10.77	0.13	•	0.93	1.06	—	—	—	—	—	11.83	9.84	1.07	0.55	0.55	2.42	20,893	20
12-06-16(4)–05-31-17	10.00	0.12	•	0.67	0.79	0.02	—	—	0.02	—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Large-Cap Growth Fund would have been 18.91%, 18.18%, 19.39% and 19.33% on Classes A, C, I and W, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
**	Amount is less than $500.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eight separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), Voya SMID Cap Growth Fund (“SMID Cap Growth”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

There were no open forward foreign currency contracts for any Fund at November 30, 2017.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2017, Large Cap Value had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2017, Large Cap Value had an average contract amount of $7,642,703 on purchased futures contracts. There were no open futures contracts for any Fund at November 30, 2017.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Large-Cap Growth	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities
SMID Cap Growth
U.S. High Dividend Low Volatility

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

L.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large-Cap Growth	$351,346,203	$227,130,136
Large Cap Value	417,666,698	454,905,635
MidCap Opportunities	734,521,144	860,921,428
Multi-Manager Mid Cap Value	27,399,233	33,701,166
Real Estate	480,243,605	654,146,696
SmallCap Opportunities	885,408,024	514,925,821
SMID Cap Growth	1,830,840	1,832,633
U.S. High Dividend Low Volatility	4,187,276	3,928,608

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. On March 9, 2017, the Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio effective April 3, 2017. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth(1)	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $1 billion; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
SMID Cap Growth	0.85% on all assets
U.S. High Dividend Low Volatility	0.45% on all assets

(1)	Prior to August 1, 2017, the management fee was 0.80% on the first $500 million; 0.775% on the next $500 million; and 0.75% thereafter.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value. The waiver was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of this obligation requires approval by the Board. For the period ended November 30, 2017, the Investment Adviser waived $21,206 in management fees for Multi-Manager Mid Cap Value.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):

Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*
SMID Cap Growth	Voya Investment Management Co. LLC*
U.S High Dividend Low Volatility	Voya Investment Management Co. LLC*

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A		Class C	Class O	Class R
Large-Cap Growth	0.25	%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%		1.00%	0.25%	0.50	%(2)
MidCap Opportunities	0.25%		1.00%	0.25%	0.50%
Real Estate	0.25%		1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%		1.00%	N/A	0.50%
SMID Cap Growth	0.25%		N/A	N/A	N/A
U.S. High Dividend Low Volatility	0.25%		N/A	N/A	N/A

(1)	Of this 0.25% rate, Distribution Fees shall not exceed 0.10%. Prior to August 1, 2017, the Distribution Fee and/or Service Fee was 0.35% and the Distributor had contractually agreed to waive 0.10% of the Distribution Fee.

(2)	The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

and Class C shares. For the period ended November 30, 2017, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$8,771	$—
Large Cap Value	4,622	—
MidCap Opportunities	15,940	—
Real Estate	2,418	—
SmallCap Opportunities	6,943	—
SMID Cap Growth	9	—
U.S. High Dividend Low Volatility	50	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$—	$239
Large Cap Value	234	250
MidCap Opportunities	14	952
Real Estate	356	250
SmallCap Opportunities	3	3,334

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	U.S. High Dividend Low Volatility	99.62%
Voya Institutional Trust Company	Real Estate	8.85
Voya Investment Management Co. LLC	SMID Cap Growth	98.40
Voya Retirement Insurance and Annuity Company	Real Estate	6.14
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	9.11
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	14.22
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	15.11
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	18.82

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the period ended November 30, 2017, Large-Cap Growth engaged in such transactions totaling $114,530,334 in purchases.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

As of November 30, 2017, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expense	Amount
Large Cap Value	Transfer Agent fee	$447,435
U.S. High Dividend Low Volatility	Offering fee	23,475

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate	1.35%	2.10%	1.00%	1.35%	1.60%	0.86%	1.10%
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%
SMID Cap Growth	1.20%	N/A	0.95%	N/A	N/A	0.93%	N/A
U.S. High Dividend Low Volatility	0.80%	N/A	0.55%	N/A	N/A	N/A	N/A

Pursuant to side letter agreements, through October 1, 2018, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.

	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth(1)	1.04%	1.79%	0.66%	N/A	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	1.10%	1.35%	0.74%	0.85%
MidCap Opportunities(2)	1.31%	2.06%	0.98%	1.31%	1.56%	0.88%	1.06%

(1)	Prior to August 1, 2017, the side letter agreement expense limits for Large-Cap Growth were 1.14%, 1.89%, 0.79%, 1.39%, 0.78% and 0.89% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

(2)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2018	2019	2020	Total
Large-Cap Growth	$31,959	$371,762	$242,451	$646,172
Large Cap Value	464,454	555,185	532,598	1,552,237
MidCap Opportunities	32,508	508	—	33,016
SMID Cap Growth	—	—	69,514	69,514
U.S. High Dividend Low Volatility	—	—	94,760	94,760

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2017, are as follows:

	November 30,
	2018	2019	2020	Total
Large-Cap Growth
Class A	$132,684	$45,017	$49,335	$227,036
Class C	54,964	22,818	21,849	99,631
Class I	—	484,459	386,474	870,933
Class R	278	941	511	1,730
Class W	10,989	6,378	10,073	27,440
Large Cap Value
Class A	144,822	228,877	147,624	521,323
Class C	29,474	40,009	22,977	92,460
Class I	78,721	103,412	88,396	270,529
Class O	8,114	13,397	8,823	30,334
Class R	34	104	—	138
Class R6	254	—	—	254
Class W	14,788	9,252	5,975	30,015
MidCap Opportunities
Class I	86,287	150,131	—	236,418
Class R6	3,114	316	—	3,430
U.S. High Dividend Low Volatility
Class A	—	—	439	439

The expense limitation agreements are contractual through October 1, 2018 (except for SMID Cap Growth and U.S. High Dividend Low Volatility, which are through October 1, 2019) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended November 30, 2017:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	6	$9,993,667	2.15%
Large Cap Value	3	8,835,995	2.16
MidCap Opportunities	10	18,802,600	2.16
Multi-Manager Mid Cap Value	3	849,667	2.16
Real Estate	2	15,029,000	2.16

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
11/30/2017	86,459	—	—	(211,394)	—	(124,935)	3,124,407	—	—	(7,652,900)	—	(4,528,493)
5/31/2017	329,461	—	96,272	(518,195)	1,701	(90,761)	10,846,925	—	2,959,397	(16,595,960)	58,371	(2,731,267)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	1,042	—	403	(10,788)	(1,964)	(11,307)	27,924	—	10,774	(305,948)	(58,371)	(325,621)
Class C
11/30/2017	66,237	—	—	(68,498)	—	(2,261)	2,068,728	—	—	(2,138,922)	—	(70,194)
5/31/2017	116,503	—	55,667	(435,740)	—	(263,570)	3,240,636	—	1,480,738	(12,400,304)	—	(7,678,930)
Class I
11/30/2017	4,379,216	—	—	(1,700,946)	—	2,678,270	177,493,658	—	—	(67,546,907)	—	109,946,751
5/31/2017	3,630,502	—	362,946	(1,806,392)	—	2,187,056	131,934,113	—	12,253,066	(63,646,378)	—	80,540,801
Class R
11/30/2017	3,456	—	—	(2,393)	—	1,063	139,366	—	—	(94,920)	—	44,446
5/31/2017	9,298	—	1,039	(19,020)	—	(8,683)	322,811	—	34,818	(651,548)	—	(293,919)
Class R6
11/30/2017	422,207	—	—	(42,255)	—	379,952	16,543,712	—	—	(1,690,537)	—	14,853,175
5/31/2017	370,245	—	72,141	(1,212,507)	—	(770,121)	12,809,316	—	2,434,764	(43,094,043)	—	(27,849,963)
Class W
11/30/2017	41,386	—	—	(54,832)	—	(13,446)	1,606,152	—	—	(2,174,208)	—	(568,056)
5/31/2017	284,981	—	16,596	(78,046)	—	223,531	9,893,112	—	547,016	(2,647,304)	—	7,792,824
Large Cap Value
Class A
11/30/2017	259,264	—	225,886	(2,461,717)	—	(1,976,567)	3,331,658	—	2,919,856	(31,700,019)	—	(25,448,505)
5/31/2017	1,234,090	—	637,556	(6,360,944)	21,105	(4,468,193)	14,839,644	—	7,486,040	(76,100,301)	265,709	(53,508,908)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	699	—	1,972	(221,228)	(21,155)	(239,712)	8,400	—	22,967	(2,662,721)	(265,709)	(2,897,063)
Class C
11/30/2017	36,964	—	16,490	(512,565)	—	(459,111)	475,520	—	213,294	(6,571,364)	—	(5,882,550)
5/31/2017	153,085	—	60,636	(2,015,208)	—	(1,801,487)	1,829,579	—	709,912	(23,791,447)	—	(21,251,956)
Class I
11/30/2017	1,250,486	—	139,229	(1,844,685)	—	(454,970)	17,281,813	—	1,931,562	(25,472,730)	—	(6,259,355)
5/31/2017	2,586,050	—	354,102	(4,793,300)	—	(1,853,148)	33,310,190	—	4,458,246	(60,305,628)	—	(22,537,192)
Class O
11/30/2017	66,279	—	256	(145,928)	—	(79,393)	852,858	—	3,301	(1,881,028)	—	(1,024,869)
5/31/2017	119,552	—	636	(379,594)	—	(259,406)	1,424,659	—	7,471	(4,512,029)	—	(3,079,899)
Class R
11/30/2017	17,872	—	1,936	(73,611)	—	(53,803)	230,099	—	25,022	(947,611)	—	(692,490)
5/31/2017	81,304	—	5,974	(143,199)	—	(55,921)	961,578	—	70,173	(1,687,416)	—	(655,665)
Class R6
11/30/2017	1,541,919	—	118,624	(1,736,194)	—	(75,651)	21,203,235	—	1,644,265	(23,967,687)	—	(1,120,187)
5/31/2017	4,659,497	—	279,682	(5,478,616)	—	(539,437)	61,168,912	—	3,506,690	(69,520,130)	—	(4,844,528)
Class W
11/30/2017	86,193	—	10,607	(140,668)	—	(43,868)	1,182,131	—	146,738	(1,937,730)	—	(608,861)
5/31/2017	620,890	—	23,942	(550,181)	—	94,651	8,194,287	—	302,218	(6,963,311)	—	1,533,194

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
MidCap Opportunities
Class A
11/30/2017	577,991	—	—	(2,590,144)	—	(2,012,153)	13,792,413	—	—	(61,271,103)	—	(47,478,690)
5/31/2017	2,663,053	—	724,600	(4,093,594)	10,054	(695,887)	59,487,631	—	15,238,341	(90,007,775)	231,849	(15,049,954)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	809	—	3,459	(86,516)	(12,628)	(94,876)	13,848	—	58,077	(1,533,232)	(231,849)	(1,693,156)
Class C
11/30/2017	216,418	—	—	(735,442)	—	(519,024)	4,042,561	—	—	(13,866,587)	—	(9,824,026)
5/31/2017	761,500	—	400,869	(2,356,647)	—	(1,194,278)	13,299,010	—	6,670,452	(42,053,830)	—	(22,084,368)
Class I
11/30/2017	3,127,569	—	—	(3,085,541)	—	42,028	84,298,748	—	—	(82,945,503)	—	1,353,245
5/31/2017	8,116,100	—	1,408,994	(11,375,441)	—	(1,850,347)	200,710,763	—	33,252,268	(280,301,929)	—	(46,338,898)
Class O
11/30/2017	29,500	—	—	(118,861)	—	(89,361)	704,384	—	—	(2,846,968)	—	(2,142,584)
5/31/2017	210,982	—	5,132	(331,918)	—	(115,804)	4,500,419	—	107,515	(7,298,095)	—	(2,690,161)
Class R
11/30/2017	8,820	—	—	(20,039)	—	(11,219)	204,218	—	—	(470,668)	—	(266,450)
5/31/2017	54,203	—	7,442	(14,247)	—	47,398	1,172,940	—	153,754	(306,795)	—	1,019,899
Class R6
11/30/2017	862,467	—	—	(4,095,846)	—	(3,233,379)	23,389,417	—	—	(111,239,104)	—	(87,849,687)
5/31/2017	2,288,558	—	292,922	(1,315,547)	—	1,265,933	56,320,124	—	6,942,252	(32,661,073)	—	30,601,303
Class W
11/30/2017	518,195	—	—	(366,722)	—	151,473	13,740,910	—	—	(9,759,736)	—	3,981,174
5/31/2017	2,445,683	—	191,527	(1,107,608)	—	1,529,602	58,906,951	—	4,464,479	(26,957,750)	—	36,413,680
Multi-Manager Mid Cap Value
Class I
11/30/2017	1,146,405	—	—	(1,939,769)	—	(793,364)	13,497,172	—	—	(23,349,795)	—	(9,852,623)
5/31/2017	3,036,160	—	615,049	(7,968,417)	—	(4,317,208)	33,283,021	—	6,876,241	(88,795,600)	—	(48,636,338)
Real Estate
Class A
11/30/2017	454,330	—	77,073	(2,284,625)	—	(1,753,222)	8,249,852	—	1,400,273	(41,442,191)	—	(31,792,066)
5/31/2017	2,154,102	—	668,432	(4,921,965)	825	(2,098,606)	41,408,706	—	12,190,360	(91,481,220)	14,840	(37,867,314)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	373	—	338	(11,936)	(817)	(12,042)	6,871	—	6,231	(228,299)	(14,840)	(230,037)
Class C
11/30/2017	24,656	—	7,394	(242,210)	—	(210,160)	475,319	—	142,000	(4,655,271)	—	(4,037,952)
5/31/2017	141,290	—	78,333	(494,824)	—	(275,201)	2,923,453	—	1,497,421	(9,671,934)	—	(5,251,060)
Class I
11/30/2017	1,925,691	—	317,200	(11,211,654)	—	(8,968,763)	38,114,971	—	6,265,079	(222,187,229)	—	(177,807,179)
5/31/2017	8,522,863	—	2,484,245	(21,515,648)	—	(10,508,540)	176,022,874	—	49,228,282	(438,657,666)	—	(213,406,510)
Class O
11/30/2017	47,458	—	616	(133,801)	—	(85,727)	854,277	—	11,157	(2,434,303)	—	(1,568,869)
5/31/2017	226,286	—	3,832	(268,179)	—	(38,061)	4,195,562	—	69,716	(5,051,587)	—	(786,309)
Class R
11/30/2017	35,299	—	1,576	(91,834)	—	(54,959)	639,219	—	28,501	(1,663,571)	—	(995,851)
5/31/2017	129,978	—	12,306	(116,655)	—	25,629	2,478,576	—	222,771	(2,173,344)	—	528,003
Class R6
11/30/2017	2,710,323	—	48,149	(492,895)	—	2,265,577	53,244,561	—	947,304	(9,755,248)	—	44,436,617
5/31/2017	2,200,504	—	185,019	(1,157,592)	—	1,227,931	46,403,212	—	3,656,151	(22,662,308)	—	27,397,055
Class W
11/30/2017	78,132	—	16,916	(540,909)	—	(445,861)	1,770,547	—	382,067	(12,266,177)	—	(10,113,563)
5/31/2017	598,160	—	127,946	(1,640,696)	—	(914,590)	13,913,411	—	2,893,776	(37,755,113)	—	(20,947,926)
SmallCap Opportunities
Class A
11/30/2017	204,489	—	—	(399,060)	—	(194,571)	12,274,773	—	—	(24,201,770)	—	(11,926,997)
5/31/2017	652,586	—	81,151	(970,779)	638	(236,404)	36,184,908	—	4,482,798	(53,130,493)	37,421	(12,425,366)
Class B(1)
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	28	—	149	(5,640)	(803)	(6,266)	1,234	—	6,547	(251,086)	(37,421)	(280,726)
Class C
11/30/2017	24,050	—	—	(188,855)	—	(164,805)	1,153,313	—	—	(9,058,280)	—	(7,904,967)
5/31/2017	159,090	—	35,577	(373,476)	—	(178,809)	6,978,571	—	1,560,401	(16,711,696)	—	(8,172,724)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class I
11/30/2017	6,479,512	—	—	(1,409,166)	—	5,070,346	423,136,508	—	—	(93,012,556)	—	330,123,952
5/31/2017	2,427,444	—	143,221	(1,672,627)	—	898,038	144,074,435	—	8,550,313	(98,257,104)	—	54,367,644
Class R
11/30/2017	12,337	—	—	(8,213)	—	4,124	723,231	—	—	(484,690)	—	238,541
5/31/2017	29,579	—	1,349	(25,415)	—	5,513	1,608,516	—	73,310	(1,368,354)	—	313,472
Class R6
11/30/2017	1,395,248	—	—	(325,743)	—	1,069,505	92,054,998	—	—	(21,417,356)	—	70,637,642
5/31/2017	1,251,467	—	70,760	(593,570)	—	728,657	74,763,468	—	4,242,756	(35,500,202)	—	43,506,022
Class W
11/30/2017	145,526	—	—	(182,640)	—	(37,114)	9,392,701	—	—	(11,932,746)	—	(2,540,045)
5/31/2017	947,550	—	18,931	(286,774)	—	679,707	56,443,242	—	1,116,351	(16,916,585)	—	40,643,008
SMID Cap Growth
Class A
11/30/2017	1,459	—	—	(4,476)	—	(3,017)	16,258	—	—	(48,452)	—	(32,194)
12/6/2016(2)-5/31/2017	108,840	—	32	(939)	—	107,933	1,092,636	—	312	(10,028)	—	1,082,920
Class I
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
12/6/2016(2)-5/31/2017	100,001	—	47	—	—	100,048	1,000,010	—	470	—	—	1,000,480
Class R6
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
12/6/2016(2)-5/31/2017	100,001	—	47	—	—	100,048	1,000,010	—	470	—	—	1,000,480
U.S. High Dividend Low Volatility
Class A
11/30/2017	4,258	—	—	(1,034)	—	3,224	46,542	—	—	(11,646)	—	34,896
12/6/2016(2)-5/31/2017	3,527	—	1	—	—	3,528	37,031	—	12	—	—	37,043
Class I
11/30/2017	—	—	—	—	—	—	—	—	—	—	—	—
12/6/2016(2)-5/31/2017	1,877,395	—	3,484	(114,072)	—	1,766,807	18,773,954	—	35,294	(1,205,011)	—	17,604,237

(1)	Class B converted to Class A on May 2, 2017.
(2)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2017:

Large-Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$7,098,325	$(7,098,325)	$—
Deutsche Bank Securities Inc.	164,680	(164,680)	—
Goldman, Sachs & Co. LLC	740,643	(740,643)	—
Wells Fargo Securities LLC	989,514	(989,514)	—
Total	$8,993,162	$(8,993,162)	$—

(1)	Collateral with a fair value of $9,198,625 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$2,233,154	$ (2,233,154)	$—
Deutsche Bank Securities Inc.	81,325	(81,325)	—
Goldman, Sachs & Co. LLC	9,178,382	(9,178,382)	—
J.P. Morgan Securities LLC	2,102,031	(2,102,031)	—
Mizuho Securities USA LLC.	9,808,203	(9,808,203)	—
RBC Dominion Securities Inc	5,146,672	(5,146,672)	—
UBS AG	30,760,654	(30,760,654)	—
Wells Fargo Securities LLC	471,471	(471,471)	—
Total	$59,781,892	$(59,781,892)	$—

(1)	Collateral with a fair value of $61,052,123 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$542,234	$(542,234)	$—
Morgan Stanley & Co. LLC	861,571	(861,571)	—
RBC Dominion Securities Inc	1,105,543	(1,105,543)	—
Barclays Capital Inc.	44,291	(44,291)	—
HSBC Bank PLC	152,353	(152,353)	—
J.P. Morgan Securities LLC	364,272	(364,272)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	$42,180	$(42,180)	$—
Morgan Stanley & Co. LLC	681,724	(681,724)	—
National Financial Services LLC	178,104	(178,104)	—
Nomura Securities International, Inc.	19,888	(19,888)	—
UBS AG	28,990	(28,990)	—
Total	$4,021,150	$(4,021,150)	$—

(1)	Collateral with a fair value of $4,207,046 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Citadel Clearing LLC	$2,126,085	$(2,126,085)	$—
Citigroup Global Markets Inc.	8,867,168	(8,867,168)	—
Credit Suisse Securities (USA) LLC	6,962,847	(6,962,847)	—
Deutsche Bank Securities Inc.	332,518	(332,518)	—
Goldman, Sachs & Co. LLC	36,806,257	(36,806,257)	—
J.P. Morgan Securities LLC	7,459,664	(7,459,664)	—
Jefferies LLC	273,881	(273,881)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,582,216	(1,582,216)	—
Morgan Stanley & Co. LLC	8,084,375	(8,084,375)	—
National Financial Services LLC	536,176	(536,176)	—
Natixis Securities America LLC	4,249	(4,249)	—
Nomura Securities International, Inc.	7,342,033	(7,342,033)	—
RBC Dominion Securities Inc	2,338,068	(2,338,068)	—
SG Americas Securities, LLC	90,630	(90,630)	—
Scotia Capital (USA) INC	2,124,417	(2,124,417)	—
UBS AG	4,648,527	(4,648,527)	—
UBS Securities LLC.	4,679,965	(4,679,965)	—
Wells Fargo Securities LLC	12,078,434	(12,078,434)	—
Total	$106,337,510	$(106,337,510)	$—

(1)	Collateral with a fair value of $108,867,375 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

SMID Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$96,718	$(96,718)	$—
J.P. Morgan Securities LLC	13,486	(13,486)	—
Scotia Capital (USA) INC	144,108	(144,108)	—
UBS AG	18,349	(18,349)	—
Total	$272,661	$(272,661)	$—

(1)	Collateral with a fair value of $279,166 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$8,040	$(8,040)	$—
J.P. Morgan Securities LLC	63,339	(63,339)	—
Total	$71,379	$(71,379)	$—

(1)	Collateral with a fair value of $73,895 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2017	Year Ended May 31, 2017
	Ordinary Income	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$—	$2,461,593	$18,182,036
Large Cap Value	7,513,675	18,181,483	—
MidCap Opportunities	—	1,490,666	79,350,515
Multi-Manager Mid Cap Value	—	2,884,385	3,991,856
Real Estate(1)	20,320,985	22,614,402	82,927,098
SmallCap Opportunities	—	—	21,775,441
SMID Cap Growth	—	1,252	—
U.S. High Dividend Low Volatility	—	35,306	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s current tax period (eleven months ended November 30, 2017) and tax year ended December 31, 2016. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2017.

The tax-basis components of distributable earnings as of May 31, 2017 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
Large-Cap Growth	$6,468,581	$15,073,437	$—	$109,412,811
Large Cap Value	3,857,634	47,585,055	—	140,642,688
MidCap Opportunities	48,724,722	48,318,272	(1,247,084)	201,267,975
Multi-Manager Mid Cap Value	521,459	9,689,596	(523)	20,813,601
Real Estate(1)	—	24,932,071	—	355,739,584
SmallCap Opportunities	2,526,455	60,007,020	(1,126,537)	86,249,713
SMID Cap Growth	81,147	46	(653)	114,362
U.S. High Dividend Low Volatility	271,107	1,077	—	1,153,940

(1)	As of the Fund’s tax year ended December 31, 2016.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

At May 31, 2017, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of November 30, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 13 — LITIGATION

On September 24, 2012, certain funds, including Large Cap Value Fund (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendant submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at $100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. In reaching its determination, the Second Circuit held that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit. On July 22, 2016, the Second Circuit denied the plaintiffs’ motion and the plaintiffs filed a petition for a writ of certiorari in the Supreme Court on September 9, 2016. The defendants filed their opposition to the petition on October 24, 2016 to which the plaintiffs filed a reply on November 4, 2016. As of January 3, 2018, the Supreme Court has postponed consideration of the plaintiffs’ certiorari petition. A date has not yet been scheduled.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed. In late September 2015, the Plaintiffs wrote to the judge asking him to lift the current stay on discovery so that they could take written discovery from certain defendants (not the shareholders). On October 15,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 13 — LITIGATION (continued)

2015, the judge denied the Plaintiffs’ request on the grounds that he “intends to issue opinions resolving several of the pending motions to dismiss shortly.” On January 6, 2017, the Motion to Dismiss was granted and the Subject Fund is no longer a defendant in the Fitzsimons Action. The plaintiffs may appeal to the Second Circuit Court of Appeals.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the Fitzsimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2017, the Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Large-Cap Growth
Class A	$0.0591	$0.3313	$1.7833	December 18, 2017	December 14, 2017
Class C	$—	$0.3313	$1.7833	December 18, 2017	December 14, 2017
Class I	$0.1849	$0.3313	$1.7833	December 18, 2017	December 14, 2017
Class R	$—	$0.3313	$1.7833	December 18, 2017	December 14, 2017
Class R6	$0.1953	$0.3313	$1.7833	December 18, 2017	December 14, 2017
Class W	$0.1435	$0.3313	$1.7833	December 18, 2017	December 14, 2017
Large Cap Value
All Classes	$—	$0.0292	$1.1265	December 18, 2017	December 14, 2017
Class A	$0.0427	$—	$—	January 2, 2018	December 28, 2017
Class C	$0.0193	$—	$—	January 2, 2018	December 28, 2017
Class I	$0.0533	$—	$—	January 2, 2018	December 28, 2017
Class O	$0.0429	$—	$—	January 2, 2018	December 28, 2017
Class R	$0.0363	$—	$—	January 2, 2018	December 28, 2017
Class R6	$0.0539	$—	$—	January 2, 2018	December 28, 2017
Class W	$0.0500	$—	$—	January 2, 2018	December 28, 2017
MidCap Opportunities
All Classes	$—	$1.4577	$2.0361	December 18, 2017	December 14, 2017
Multi-Manager Mid Cap Value
Class I	$0.0943	$0.0064	$0.7440	December 18, 2017	December 14, 2017
Real Estate
All Classes	$—	$—	$3.1191	December 18, 2017	December 14, 2017
Class A	$0.1378	$—	$—	January 2, 2018	December 28, 2017
Class C	$0.1019	$—	$—	January 2, 2018	December 28, 2017
Class I	$0.1534	$—	$—	January 2, 2018	December 28, 2017
Class O	$0.1386	$—	$—	January 2, 2018	December 28, 2017
Class R	$0.1300	$—	$—	January 2, 2018	December 28, 2017
Class R6	$0.1567	$—	$—	January 2, 2018	December 28, 2017
Class W	$0.1440	$—	$—	January 2, 2018	December 28, 2017
SmallCap Opportunities
All Classes	$—	$1.0700	$4.6692	December 18, 2017	December 14, 2017
SMID Cap Growth
All Classes	$—	$0.6113	$—	December 18, 2017	December 14, 2017
U.S. High Dividend Low Volatility
Class A	$0.2339	$0.1863	$0.0012	December 18, 2017	December 14, 2017
Class I	$0.2564	$0.1863	$0.0012	December 18, 2017	December 14, 2017

Expense Limitation Agreement: On January 11, 2018, the Board approved revised expense limits for certain classes of Real Estate. Effective January 1, 2018 through October 1, 2019, the Investment Adviser has further lowered the expense limits to 1.30%, 2.05%, 0.95%, 1.30%, 1.55% and 1.05% for Class A, Class C, Class I, Class O, Class R and Class W, respectively.

Management fee: On January 11, 2018, the Board approved revisions to the management fee for MidCap

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

Opportunities. Effective January 1, 2018, the management fee is 0.85% on the first $500 million, 0.80% on the next $400 million, 0.75% on the next $450 million, and 0.70% thereafter.

Distributions to shareholders: On January 2, 2018, the Board approved a change with respect to the distribution policy for U.S. High Dividend Low Volatility. Effective September 28, 2018, the Fund will declare and pay dividends consisting of ordinary income, if any, quarterly.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.6%
		Consumer Discretionary: 17.5%
21,478	(1)	Amazon.com, Inc.	$25,274,237	3.7
99,458	(1)	Burlington Stores, Inc.	10,579,348	1.6
512,473		Comcast Corp. — Class A	19,238,236	2.8
116,115	(1)	Dollar Tree, Inc.	11,931,977	1.8
88,722		Hasbro, Inc.	8,252,920	1.2
112,891		Home Depot, Inc.	20,300,060	3.0
86,197		Marriott International, Inc.	10,947,019	1.6
151,689		Tapestry, Inc.	6,323,914	0.9
65,758		Other Securities	6,154,697	0.9
			119,002,408	17.5

		Consumer Staples: 7.0%
149,852		Church & Dwight Co., Inc.	7,056,531	1.0
200,916	(1)	Monster Beverage Corp.	12,591,406	1.9
143,403		PepsiCo, Inc.	16,709,317	2.5
190,910		Sysco Corp.	11,021,234	1.6
			47,378,488	7.0

		Energy: 0.9%
55,710	(1)	Diamondback Energy, Inc.	6,089,660	0.9

		Financials: 4.3%
64,867		Ameriprise Financial, Inc.	10,588,240	1.6
106,784		Intercontinental Exchange, Inc.	7,629,717	1.1
201,524		Progressive Corp.	10,717,046	1.6
			28,935,003	4.3

		Health Care: 13.0%
21,891	(1)	Biogen, Inc.	7,052,624	1.0
456,338	(1)	Boston Scientific Corp.	11,992,563	1.8
102,721	(1)	Celgene Corp.	10,357,358	1.5
134,303		Gilead Sciences, Inc.	10,043,178	1.5
109,674		Johnson & Johnson	15,280,878	2.2
97,194		UnitedHealth Group, Inc.	22,176,755	3.3
158,936		Zoetis, Inc.	11,489,484	1.7
			88,392,840	13.0

		Industrials: 12.6%
96,931		Ametek, Inc.	7,045,914	1.0
253,980		Delta Air Lines, Inc.	13,440,622	2.0
82,287		Ingersoll-Rand PLC — Class A	7,209,987	1.1
62,241		L3 Technologies, Inc.	12,360,440	1.8
57,349		Parker Hannifin Corp.	10,752,364	1.6
42,447		Stanley Black & Decker, Inc.	7,200,285	1.1
98,059		Union Pacific Corp.	12,404,463	1.8
145,279		Waste Management, Inc.	11,949,198	1.8
37,130	(2)	Other Securities	2,934,384	0.4
			85,297,657	12.6

		Information Technology: 38.2%
61,496	(1)	Adobe Systems, Inc.	11,159,679	1.7
17,314	(1)	Alphabet, Inc. — Class A	17,940,247	2.6
280,652		Apple, Inc.	48,230,046	7.1

COMMON STOCK: (continued)
		Information Technology: (continued)
102,146	(1)	Electronic Arts, Inc.	$10,863,227	1.6
115,170	(1)	Facebook, Inc.	20,405,821	3.0
109,137		Fidelity National Information Services, Inc.	10,294,893	1.5
84,452		Mastercard, Inc. — Class A	12,707,492	1.9
87,924		Microchip Technology, Inc.	7,648,509	1.1
558,821		Microsoft Corp.	47,035,964	6.9
56,644	(1)	Palo Alto Networks, Inc.	8,255,863	1.2
127,739		Paychex, Inc.	8,598,112	1.3
141,178	(1)	Salesforce.com, Inc.	14,727,689	2.2
167,188		Texas Instruments, Inc.	16,265,721	2.4
96,474	(1),(3)	VMware, Inc.	11,587,492	1.7
141,526	(2)	Other Securities	13,767,202	2.0
			259,487,957	38.2

		Materials: 3.5%
107,997	(1)	Berry Plastics Group, Inc.	6,454,981	1.0
117,758	(1)	Crown Holdings, Inc.	7,033,685	1.0
140,335		DowDuPont, Inc.	10,098,507	1.5
			23,587,173	3.5

		Real Estate: 2.6%
70,907		American Tower Corp.	10,205,645	1.5
15,676		Equinix, Inc.	7,281,345	1.1
			17,486,990	2.6

		Total Common Stock (Cost $523,233,627)	675,658,176	99.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(4): 1.4%
2,184,749	BNP Paribas S.A., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 7.000%, Market Value plus accrued interest $2,228,444, due 12/21/17–09/01/47)	2,184,749	0.4
2,184,749	Citigroup, Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 8.500%, Market Value plus accrued interest $2,228,444, due 03/15/18–10/01/53)	2,184,749	0.3

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
2,184,749	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 6.500%, Market Value plus accrued interest $2,228,444, due 12/07/17–12/01/51)	$2,184,749	0.3
459,629	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $459,642, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $468,822, due 10/11/18– 02/15/45)	459,629	0.1
2,184,749	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 7.500%, Market Value plus accrued interest $2,228,444, due 12/20/17–12/01/47)	2,184,749	0.3
		9,198,625	1.4

Shares			Value	Percentage of Net Asset

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.9%
6,445,000	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $6,445,000)	$ 6,445,000	0.9
		Total Short-Term Investments (Cost $15,643,625)	15,643,625	2.3

		Total Investments in Securities (Cost $538,877,252)	$691,301,801	101.9
		Liabilities in Excess of Other Assets	(12,952,512)	(1.9)
		Net Assets	$678,349,289	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of November 30, 2017.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$675,658,176	$—	$ —	$675,658,176
Short-Term Investments	6,445,000	9,198,625	—	15,643,625
Total Investments, at fair value	$682,103,176	$9,198,625	$ —	$691,301,801

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $541,060,974.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$156,088,606
Gross Unrealized Depreciation	(5,847,779)
Net Unrealized Appreciation	$150,240,827

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 6.0%
262,577		Gap, Inc.	$ 8,483,863	0.9
145,545		Lowe’s Cos, Inc.	12,134,087	1.3
130,217		Ralph Lauren Corp.	12,390,147	1.3
209,287		Tapestry, Inc.	8,725,175	0.9
40,810		Vail Resorts, Inc.	9,188,780	0.9
130,403		Other Securities	7,310,392	0.7
			58,232,444	6.0

		Consumer Staples: 9.2%
327,434		Coca-Cola Co.	14,986,654	1.5
204,654		Philip Morris International, Inc.	21,028,198	2.2
297,543		Procter & Gamble Co.	26,775,895	2.8
264,503		Wal-Mart Stores, Inc.	25,717,627	2.7
			88,508,374	9.2

		Energy: 10.5%
451,321		Canadian Natural Resources Ltd.	15,308,808	1.6
162,898		EOG Resources, Inc.	16,667,723	1.7
501,468		Exxon Mobil Corp.	41,767,270	4.4
324,483		Halliburton Co.	13,556,900	1.4
215,487		Royal Dutch Shell PLC — Class A ADR	13,817,027	1.4
			101,117,728	10.5

		Financials: 26.8%
213,179		Allstate Corp.	21,884,956	2.3
415,269		Citizens Financial Group, Inc.	16,901,448	1.8
178,854		Comerica, Inc.	14,900,327	1.5
371,256		Hartford Financial Services Group, Inc.	21,324,945	2.2
315,411		Intercontinental Exchange, Inc.	22,536,116	2.3
438,327		JPMorgan Chase & Co.	45,813,938	4.8
792,236		Keycorp	15,036,639	1.6
435,076		Lazard Ltd.	21,427,493	2.2
315,321		Metlife, Inc.	16,926,431	1.8
339,638		Morgan Stanley	17,528,717	1.8
79,172		MSCI, Inc. — Class A	10,189,437	1.1
587,175		Wells Fargo & Co.	33,157,772	3.4
			257,628,219	26.8

		Health Care: 13.3%
389,690		AstraZeneca PLC ADR	12,809,110	1.3
179,287		Baxter International, Inc.	11,748,677	1.2
195,632		Gilead Sciences, Inc.	14,629,361	1.5
287,171		Johnson & Johnson	40,011,535	4.2
973,325		Pfizer, Inc.	35,292,765	3.7
57,263		UnitedHealth Group, Inc.	13,065,699	1.4
			127,557,147	13.3

		Industrials: 8.0%
80,129		Deere & Co.	12,008,132	1.2

COMMON STOCK: (continued)
		Industrials: (continued)
91,741		General Dynamics Corp.	$ 19,005,066	2.0
80,631		Hubbell, Inc.	10,142,573	1.0
65,973		L3 Technologies, Inc.	13,101,578	1.4
301,380		Timken Co.	15,038,862	1.6
53,989	(1)	Other Securities	8,068,656	0.8
			77,364,867	8.0

		Information Technology: 8.6%
35,516		Broadcom Ltd.	9,871,317	1.0
512,397		Cisco Systems, Inc.	19,112,408	2.0
129,010		Microsoft Corp.	10,858,772	1.1
424,984		Oracle Corp.	20,849,715	2.2
334,121		Other Securities	22,484,753	2.3
			83,176,965	8.6

		Materials: 2.8%
296,828		DowDuPont, Inc.	21,359,743	2.2
100,061		Other Securities	5,753,507	0.6
			27,113,250	2.8

		Real Estate: 4.4%
88,614		Crown Castle International Corp.	10,013,382	1.0
318,276		Gaming and Leisure Properties, Inc.	11,559,784	1.2
188,769		Highwoods Properties, Inc.	9,587,577	1.0
107,615		Mid-America Apartment Communities, Inc.	11,024,081	1.2
			42,184,824	4.4

		Telecommunication Services: 2.8%
527,739		AT&T, Inc.	19,199,145	2.0
154,348		Other Securities	7,854,770	0.8
			27,053,915	2.8

		Utilities: 6.4%
266,047		Ameren Corp.	17,016,366	1.8
551,109		Exelon Corp.	22,986,756	2.4
134,188		NextEra Energy, Inc.	21,207,072	2.2
			61,210,194	6.4
		Total Common Stock (Cost $787,066,386)	951,147,927	98.8

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
8,548,000	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $8,548,000)	8,548,000	0.9
		Total Short-Term Investments (Cost $8,548,000)	8,548,000	0.9
		Total Investments in Securities (Cost $795,614,386)	$959,695,927	99.7
		Assets in Excess of Other Liabilities	2,593,606	0.3
		Net Assets	$962,289,533	100.0

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of November 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR	American Depositary Receipt
(1)	The grouping contains non-income producing securities.
(2)	Rate shown is the 7-day yield as of November 30, 2017.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$951,147,927	$ —	$ —	$951,147,927
Short-Term Investments	8,548,000	—	—	8,548,000
Total Investments, at fair value	$959,695,927	$ —	$ —	$959,695,927

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $797,141,030.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$168,225,655
Gross Unrealized Depreciation	(5,666,197)
Net Unrealized Appreciation	$162,559,458

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$335,569
Total	$335,569

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%
		Consumer Discretionary: 17.2%
472,271		Aramark	$20,118,745	1.4
270,235		Brunswick Corp.	14,957,507	1.1
243,587	(1)	Burlington Stores, Inc.	25,910,349	1.9
306,659	(1)	Dollar Tree, Inc.	31,512,279	2.3
100,856		Domino’s Pizza, Inc.	18,775,353	1.3
227,165		Hasbro, Inc.	21,130,888	1.5
351,319		Hilton Worldwide Holdings, Inc.	27,248,302	1.9
329,788	(1)	Live Nation Entertainment, Inc.	14,965,779	1.1
650,231	(1)	Michaels Cos, Inc.	14,044,990	1.0
75,459	(1)	O’Reilly Automotive, Inc.	17,824,170	1.3
504,229		Other Securities	34,386,611	2.4
			240,874,973	17.2

		Consumer Staples: 4.1%
361,211		Church & Dwight Co., Inc.	17,009,426	1.2
319,918	(1)	Monster Beverage Corp.	20,049,261	1.4
357,882		Sysco Corp.	20,660,528	1.5
			57,719,215	4.1

		Energy: 2.2%
153,831	(1)	Diamondback Energy, Inc.	16,815,267	1.2
236,166		EQT Corp.	14,075,493	1.0
			30,890,760	2.2

		Financials: 7.5%
179,522		Ameriprise Financial, Inc.	29,303,376	2.1
462,268		Citizens Financial Group, Inc.	18,814,308	1.3
89,183		MarketAxess Holdings, Inc.	17,414,764	1.2
656,331		Progressive Corp.	34,903,683	2.5
72,432		Other Securities	5,175,266	0.4
			105,611,397	7.5

		Health Care: 14.0%
309,898		Agilent Technologies, Inc.	21,457,337	1.5
122,092	(1)	Align Technology, Inc.	31,851,361	2.3
196,452	(1)	Centene Corp.	20,055,785	1.4
134,453	(1)	Edwards Lifesciences Corp.	15,757,891	1.1
649,818	(1)	Exelixis, Inc.	17,597,071	1.3
131,492	(1)	Waters Corp.	25,926,278	1.9
505,159		Zoetis, Inc.	36,517,944	2.6
330,512	(2),(3)	Other Securities	26,559,227	1.9
			195,722,894	14.0

		Industrials: 16.9%
341,890		American Airlines Group, Inc.	17,262,026	1.2
319,423		Ametek, Inc.	23,218,858	1.7
232,773		Ingersoll-Rand PLC — Class A	20,395,570	1.5
101,420		L3 Technologies, Inc.	20,140,998	1.4
536,626		Masco Corp.	23,026,622	1.7
244,123		Owens Corning, Inc.	21,568,267	1.5

COMMON STOCK: (continued)
		Industrials: (continued)
166,664		Parker Hannifin Corp.	$31,247,833	2.2
569,384	(1)	Quanta Services, Inc.	21,579,654	1.6
85,151		Stanley Black & Decker, Inc.	14,444,164	1.0
280,631		Waste Connections, Inc.	19,315,832	1.4
301,052	(1),(4)	XPO Logistics, Inc.	23,792,139	1.7
			235,991,963	16.9

		Information Technology: 27.7%
389,494		Amphenol Corp.	35,284,262	2.5
696,943	(1)	Ciena Corp.	15,158,510	1.1
295,684		Fidelity National Information Services, Inc.	27,891,872	2.0
104,848	(1)	Fiserv, Inc.	13,782,270	1.0
408,895		Flir Systems, Inc.	19,046,329	1.4
571,567	(1)	Fortinet, Inc.	24,040,108	1.7
140,933	(1)	Gartner, Inc.	17,037,390	1.2
162,718		LogMeIn, Inc.	19,363,442	1.4
423,780		Microchip Technology, Inc.	36,864,622	2.6
200,842		Motorola Solutions, Inc.	18,901,241	1.3
161,312	(1)	Palo Alto Networks, Inc.	23,511,224	1.7
210,426		Paychex, Inc.	14,163,774	1.0
239,958	(1)	Red Hat, Inc.	30,417,076	2.2
507,634		SS&C Technologies Holdings, Inc.	20,960,208	1.5
430,054	(1),(4)	Vantiv, Inc.	32,254,050	2.3
275,073	(1),(4)	VMware, Inc.	33,039,018	2.4
59,872		Other Securities	6,270,993	0.4
			387,986,389	27.7

		Materials: 6.2%
606,091	(1)	Axalta Coating Systems Ltd.	19,188,841	1.4
291,545	(1)	Berry Plastics Group, Inc.	17,425,645	1.2
390,855	(1)	Crown Holdings, Inc.	23,345,769	1.7
228,324		Packaging Corp. of America	27,079,226	1.9
			87,039,481	6.2

		Real Estate: 3.5%
213,516		Equity Lifestyle Properties, Inc.	19,282,630	1.4
172,626	(1)	SBA Communications Corp.	29,303,264	2.1
			48,585,894	3.5
		Total Common Stock (Cost $1,158,051,661)	1,390,422,966	99.3

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.1%
	Securities Lending Collateral(5): 4.3%
14,500,390	Cantor Fitzgerald, Repurchase Agreement dated 11/30/17, 1.07%, due 12/01/17 (Repurchase Amount $14,500,815, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 10.000%, Market Value plus accrued interest $14,790,398, due 12/25/17–09/20/67)	$14,500,390	1.0
7,170,040	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $7,170,248, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 6.500%, Market Value plus accrued interest $7,313,441, due 12/07/17–12/01/51)	7,170,040	0.5
14,500,390	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/17, 1.12%, due 12/01/17 (Repurchase Amount $14,500,835, collateralized by various U.S. Government Securities, 2.875%–3.625%, Market Value plus accrued interest $14,790,399, due 02/15/43– 02/15/44)	14,500,390	1.0
14,500,390	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $14,500,803, collateralized by various U.S. Government Agency Obligations, 1.875%– 7.000%, Market Value plus accrued interest $14,790,398, due 01/13/22– 10/15/47)	14,500,390	1.0
10,380,913	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/17, 1.21%, due 12/01/17 (Repurchase Amount $10,381,257, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $10,605,273, due 01/15/19– 02/15/46)	10,380,913	0.8
		61,052,123	4.3

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.8%
10,759,000	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $10,759,000)	$ 10,759,000	0.8
		Total Short-Term Investments (Cost $71,811,123)	71,811,123	5.1
		Total Investments in Securities (Cost $1,229,862,784)	$1,462,234,089	104.4
		Liabilities in Excess of Other Assets	(62,104,974)	(4.4)
		Net Assets	$1,400,129,115	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	The grouping contains securities on loan.
(3)	The grouping contains non-income producing securities.
(4)	Security, or a portion of the security, is on loan.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$1,390,422,966	$—	$—	$1,390,422,966
Short-Term Investments	10,759,000	61,052,123	—	71,811,123
Total Investments, at fair value	$1,401,181,966	$61,052,123	$—	$1,462,234,089

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,231,901,106.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$242,978,274
Gross Unrealized Depreciation	(12,645,291)
Net Unrealized Appreciation	$230,332,983

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 12.0%
19,727		Carter’s, Inc.	$2,136,829	0.9
71,643		Goodyear Tire & Rubber Co.	2,319,084	1.0
11,010	(1)	Mohawk Industries, Inc.	3,111,536	1.4
18,746		PVH Corp.	2,522,274	1.1
37,415		Ross Stores, Inc.	2,844,662	1.3
422,337	(2),(3)	Other Securities	14,362,664	6.3
			27,297,049	12.0

		Consumer Staples: 2.9%
106,863	(3)	Other Securities	6,532,082	2.9

		Energy: 5.5%
22,949	(1)	Diamondback Energy, Inc.	2,508,555	1.1
51,228	(1)	Newfield Exploration Co.	1,584,482	0.7
11,940		Pioneer Natural Resources Co.	1,863,118	0.8
18,600		Valero Energy Corp.	1,592,532	0.7
256,870	(2),(3)	Other Securities	4,937,743	2.2
			12,486,430	5.5

		Financials: 21.1%
48,922		BankUnited, Inc.	1,821,366	0.8
33,395		CIT Group, Inc.	1,664,407	0.7
25,362		Comerica, Inc.	2,112,908	0.9
37,993		East West Bancorp, Inc.	2,338,089	1.0
23,326		First Republic Bank	2,228,566	1.0
39,445		FNF Group	1,595,945	0.7
19,600		Lincoln National Corp.	1,500,380	0.7
13,768		Reinsurance Group of America, Inc.	2,231,104	1.0
39,659		SEI Investments Co.	2,790,407	1.2
37,177		Unum Group	2,104,962	0.9
47,636		XL Group Ltd.	1,849,230	0.8
890,813	(2),(3)	Other Securities	25,863,963	11.4
			48,101,327	21.1

		Health Care: 6.9%
38,635		Agilent Technologies, Inc.	2,675,087	1.2
14,027		Becton Dickinson & Co.	3,201,102	1.4
15,145	(1)	Laboratory Corp. of America Holdings	2,396,999	1.0
178,427	(2),(3)	Other Securities	7,442,817	3.3
			15,716,005	6.9

		Industrials: 16.6%
12,415		Carlisle Cos., Inc.	1,427,352	0.6
27,136		EMCOR Group, Inc.	2,191,775	1.0
45,676		Hexcel Corp.	2,831,912	1.2
16,296		IDEX Corp.	2,209,249	1.0
43,281		Jacobs Engineering Group, Inc.	2,840,532	1.2
36,027		Knight-Swift Transportation Holdings, Inc.	1,537,632	0.7
5,299		Roper Technologies, Inc.	1,415,946	0.6
15,496		Snap-On, Inc.	2,625,487	1.2

COMMON STOCK: (continued)
		Industrials: (continued)
18,800		Spirit Aerosystems Holdings, Inc.	$1,583,900	0.7
606,882	(2),(3)	Other Securities	19,271,306	8.4
			37,935,091	16.6

		Information Technology: 11.7%
22,871	(1)	Arrow Electronics, Inc.	1,846,376	0.8
31,076	(1)	Euronet Worldwide, Inc.	2,838,793	1.2
68,571		Genpact Ltd.	2,210,729	1.0
9,508		Harris Corp.	1,373,906	0.6
89,923	(1)	Keysight Technologies, Inc.	3,911,650	1.7
382,427	(3)	Other Securities	14,599,182	6.4
			26,780,636	11.7

		Materials: 7.3%
16,743		Albemarle Corp.	2,248,920	1.0
22,714		Celanese Corp.	2,435,849	1.1
44,499		Reliance Steel & Aluminum Co.	3,498,066	1.5
179,983	(3)	Other Securities	8,540,856	3.7
			16,723,691	7.3

		Real Estate: 9.8%
75,567	(1)	CBRE Group, Inc.	3,276,585	1.4
110,060		Host Hotels & Resorts, Inc.	2,178,088	1.0
17,894		Mid-America Apartment Communities, Inc.	1,833,061	0.8
56,812		STORE Capital Corp.	1,466,886	0.6
686,932	(2)	Other Securities	13,571,795	6.0
			22,326,415	9.8

		Telecommunication Services: 0.4%
15,105		Other Securities	987,939	0.4

		Utilities: 4.6%
30,973		Alliant Energy Corp.	1,397,192	0.6
16,000		Entergy Corp.	1,383,680	0.6
35,400		Exelon Corp.	1,476,534	0.7
45,500		FirstEnergy Corp.	1,553,370	0.7
27,700		Public Service Enterprise Group, Inc.	1,469,762	0.6
41,092		UGI Corp.	2,013,919	0.9
27,155		Other Securities	1,100,744	0.5
			10,395,201	4.6
		Total Common Stock (Cost $185,290,808)	225,281,866	98.8

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(4): 1.8%
1,000,000	BNP Paribas S.A., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 7.000%, Market Value plus accrued interest $1,020,000, due 12/21/17–09/01/47)	$1,000,000	0.4
1,000,000	Citigroup, Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 8.500%, Market Value plus accrued interest $1,020,000, due 03/15/18–10/01/53)	1,000,000	0.4
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 6.500%, Market Value plus accrued interest $1,020,000, due 12/07/17–12/01/51)	1,000,000	0.5
207,046	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $207,052, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $211,187, due 10/11/18– 02/15/45)	207,046	0.1
1,000,000	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 7.500%, Market Value plus accrued interest $1,020,000, due 12/20/17–12/01/47)	1,000,000	0.4
		4,207,046	1.8

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 2.0%
4,562,763	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $4,562,763)	$ 4,562,763	2.0
		Total Short-Term Investments (Cost $8,769,809)	8,769,809	3.8
		Total Investments in Securities (Cost $194,060,617)	$234,051,675	102.6
		Liabilities in Excess of Other Assets	(5,984,013)	(2.6)
		Net Assets	$228,067,662	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	The grouping contains securities on loan.
(3)	The grouping contains non-income producing securities.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$ 27,297,049	$ —	$ —	$ 27,297,049
Consumer Staples	6,532,082	—	—	6,532,082
Energy	12,486,430	—	—	12,486,430
Financials	48,101,327	—	—	48,101,327
Health Care	15,716,005	—	—	15,716,005
Industrials	36,868,298	1,066,793	—	37,935,091
Information Technology	26,780,636	—	—	26,780,636
Materials	16,723,691	—	—	16,723,691
Real Estate	22,326,415	—	—	22,326,415
Telecommunication Services	987,939	—	—	987,939
Utilities	10,395,201	—	—	10,395,201
Total Common Stock	224,215,073	1,066,793	—	225,281,866
Short-Term Investments	4,562,763	4,207,046	—	8,769,809
Total Investments, at fair value	$228,777,836	$5,273,839	$ —	$234,051,675

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $194,846,504.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$50,677,123
Gross Unrealized Depreciation	(11,472,177)
Net Unrealized Appreciation	$39,204,946

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 100.6%
	Diversified REITs: 8.2%
577,390	Forest City Realty Trust, Inc.	$ 13,828,490	1.6
413,865	Gramercy Property Trust	11,803,430	1.4
1,102,216	Spirit Realty Capital, Inc.	9,412,925	1.1
510,989	STORE Capital Corp.	13,193,736	1.5
2,878,577	VEREIT, Inc.	22,452,901	2.6
		70,691,482	8.2

	Health Care REITs: 7.9%
577,692	Healthcare Trust of America, Inc.	17,671,599	2.0
230,039	Physicians Realty Trust	4,110,797	0.5
162,504	Ventas, Inc.	10,401,881	1.2
534,331	Welltower, Inc.	36,045,969	4.2
		68,230,246	7.9

	Hotel & Resort REITs: 5.8%
397,238	DiamondRock Hospitality Co.	4,445,093	0.5
1,035,598	Host Hotels & Resorts, Inc.	20,494,484	2.4
278,990	MGM Growth Properties LLC	8,168,827	0.9
394,449	Park Hotels & Resorts, Inc.	11,517,911	1.3
343,467	Sunstone Hotel Investors, Inc.	5,739,334	0.7
		50,365,649	5.8

	Hotels, Resorts & Cruise Lines: 1.5%
85,080	Hilton Worldwide Holdings, Inc.	6,598,805	0.8
51,590	Marriott International, Inc.	6,551,930	0.7
		13,150,735	1.5

	Industrial REITs: 8.4%
231,186	DCT Industrial Trust, Inc.	13,903,526	1.6
883,240	ProLogis, Inc.	58,496,985	6.8
		72,400,511	8.4

	Office REITs: 14.6%
278,409	Alexandria Real Estate Equities, Inc.	35,374,647	4.1
79,045	Boston Properties, Inc.	9,910,662	1.2
555,578	Brandywine Realty Trust	9,572,609	1.1
125,154	Columbia Property Trust, Inc.	2,849,757	0.3
224,180	Douglas Emmett, Inc.	9,036,696	1.0
477,523	Hudson Pacific Properties, Inc.	17,014,144	2.0
42,389	Kilroy Realty Corp.	3,195,283	0.4
389,989	Paramount Group, Inc.	6,306,122	0.7
103,141	SL Green Realty Corp.	10,544,104	1.2
284,509	Vornado Realty Trust	22,083,589	2.6
		125,887,613	14.6

	Residential REITs: 14.6%
171,238	AvalonBay Communities, Inc.	31,050,586	3.6
46,311	Camden Property Trust	4,227,268	0.5

COMMON STOCK: (continued)
	Residential REITs (continued)
463,884	Equity Residential	$ 30,996,729	3.6
94,821	Essex Property Trust, Inc.	23,419,839	2.7
867,933	Invitation Homes, Inc.	20,439,822	2.4
172,612	Sun Communities, Inc.	16,063,273	1.8
		126,197,517	14.6

	Retail REITs: 19.6%
905,958	Brixmor Property Group, Inc.	16,370,661	1.9
1,283,146	GGP, Inc.	30,153,931	3.5
659,950	Kimco Realty Corp.	12,222,274	1.4
263,160	Kite Realty Group Trust	5,060,567	0.6
161,663	Macerich Co.	10,467,679	1.2
172,321	Pennsylvania Real Estate Investment Trust	1,911,040	0.2
455,778	Regency Centers Corp.	30,906,306	3.6
345,517	Simon Property Group, Inc.	55,887,375	6.5
105,350	Taubman Centers, Inc.	6,182,991	0.7
		169,162,824	19.6

	Specialized REITs: 20.0%
38,681	Crown Castle International Corp.	4,370,953	0.5
544,890	CubeSmart	15,551,161	1.8
300,372	CyrusOne, Inc.	18,250,603	2.1
135,652	Equinix, Inc.	63,008,997	7.3
381,889	Extra Space Storage, Inc.	32,598,045	3.8
368,877	Geo Group, Inc./The	9,789,996	1.2
703,419	Iron Mountain, Inc.	28,748,734	3.3
		172,318,489	20.0

	Total Common Stock (Cost $598,947,827)	868,405,066	100.6
	Liabilities in Excess of Other Assets	(5,570,166)	(0.6)
	Net Assets	$862,834,900	100.0

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$868,405,066	$—	$—	$868,405,066
Total Investments, at fair value	$868,405,066	$—	$—	$868,405,066

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

 Cost for federal income tax purposes was $651,297,227.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$277,752,850
Gross Unrealized Depreciation	(60,645,011)
Net Unrealized Appreciation	$217,107,839

See Accompanying Notes to Financial Statements

VOYA SMALL CAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.2%
		Consumer Discretionary: 15.0%
297,925	(1)	Big Lots, Inc.	$17,607,368	1.2
372,237		Boyd Gaming Corp.	11,870,638	0.8
272,938		Camping World Holdings, Inc.	12,653,406	0.9
103,537		Childrens Place Retail Stores, Inc.	13,760,067	1.0
451,361		Dana, Inc.	14,912,967	1.0
118,814		Jack in the Box, Inc.	12,298,437	0.8
129,290		Lithia Motors, Inc.	15,164,424	1.0
382,628	(2)	Planet Fitness, Inc.	12,385,668	0.9
303,503	(2)	Sotheby’s	15,639,510	1.1
3,549,624	(3),(4)	Other Securities	92,404,159	6.3
			218,696,644	15.0

		Consumer Staples: 1.2%
674,250	(3),(4)	Other Securities	17,994,028	1.2

		Energy: 1.5%
880,773	(3),(4)	Other Securities	22,139,945	1.5

		Financials: 6.4%
674,496		Home Bancshares, Inc./Conway AR	16,053,005	1.1
2,214,019	(4)	Other Securities	77,551,849	5.3
			93,604,854	6.4

		Health Care: 22.1%
381,620	(2)	Catalent, Inc.	15,184,660	1.0
67,021		Chemed Corp.	16,483,145	1.1
282,609	(2)	HealthEquity, Inc.	14,658,929	1.0
367,545		Healthsouth Corp.	18,358,873	1.3
238,876	(2)	Medidata Solutions, Inc.	15,918,696	1.1
360,673	(2)	Merit Medical Systems, Inc.	15,671,242	1.1
201,306	(2)	NuVasive, Inc.	11,613,343	0.8
171,440	(2)	PRA Health Sciences, Inc.	14,121,513	1.0
294,199	(2)	Prestige Brands Holdings, Inc.	13,297,795	0.9
5,589,952	(3),(4)	Other Securities	186,450,693	12.8
			321,758,889	22.1

		Industrials: 18.1%
462,224		Actuant Corp.	12,202,714	0.8
99,431		Allegiant Travel Co.	15,113,512	1.0
251,864	(2)	Beacon Roofing Supply, Inc.	16,139,445	1.1
213,845		Brink’s Co.	17,289,368	1.2
122,658		Curtiss-Wright Corp.	15,234,124	1.1
183,011		EMCOR Group, Inc.	14,781,798	1.0
215,691		Granite Construction, Inc.	14,315,412	1.0
228,345		Healthcare Services Group, Inc.	11,857,956	0.8
416,811		Knight-Swift Transportation Holdings, Inc.	17,789,493	1.2
563,248		Knoll, Inc.	12,261,909	0.8
133,614		Lindsay Corp.	12,537,002	0.9

COMMON STOCK: (continued)
		Industrials: (continued)
231,078		Simpson Manufacturing Co., Inc.	$13,857,748	1.0
171,313		Watts Water Technologies, Inc.	12,745,687	0.9
177,757		Woodward, Inc.	13,749,504	0.9
942,555	(4)	Other Securities	64,214,323	4.4
			264,089,995	18.1

		Information Technology: 19.9%
380,085	(2)	Blackhawk Network Holdings, Inc.	13,968,124	1.0
327,882	(2)	Coupa Software, Inc.	11,616,859	0.8
170,074	(2)	Ellie Mae, Inc.	15,032,841	1.0
152,040	(2)	EPAM Systems, Inc.	15,422,938	1.1
126,391	(2)	Euronet Worldwide, Inc.	11,545,818	0.8
100,523		Fair Isaac Corp.	15,788,142	1.1
161,931	(2)	Guidewire Software, Inc.	12,046,047	0.8
429,824	(2)	Integrated Device Technology, Inc.	12,933,404	0.9
208,618		j2 Global, Inc.	15,742,314	1.1
60,719		Littelfuse, Inc.	12,319,885	0.8
102,970		Monolithic Power Systems, Inc.	12,186,499	0.8
148,879		Power Integrations, Inc.	11,687,002	0.8
164,376	(1),(2)	Proofpoint, Inc.	14,802,059	1.0
3,725,969	(3),(4)	Other Securities	115,726,880	7.9
			290,818,812	19.9

		Materials: 6.3%
342,424		Boise Cascade Co.	13,183,324	0.9
2,120,667	(3)	Other Securities	78,064,196	5.4
			91,247,520	6.3

		Real Estate: 2.7%
141,726		EastGroup Properties, Inc.	13,333,582	0.9
535,607		Urban Edge Properties	13,684,759	1.0
294,273		Other Securities	12,034,179	0.8
			39,052,520	2.7

		Telecommunication Services: 2.0%
1,580,853	(4)	Other Securities	29,679,680	2.0

		Total Common Stock
		(Cost $1,241,238,363)	1,389,082,887	95.2

EXCHANGE-TRADED FUNDS: 2.3%
175,472	(1)	iShares Russell 2000 Growth Index Fund	32,772,905	2.3

		Total Exchange-Traded Funds
		(Cost $30,297,205)	32,772,905	2.3

See Accompanying Notes to Financial Statements

VOYA SMALL CAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

RIGHTS: 0.0%
		Health Care: 0.0%
59,895	(4),(5)	Other Securities	$66,484	0.0

		Total Rights (Cost $30,214)	66,484	0.0
		Total Long-Term Investments
		(Cost $1,271,565,782)	1,421,922,276	97.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.3%
	Securities Lending Collateral(6): 7.5%
12,786,135	Citibank N.A., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $12,786,496, collateralized by various U.S. Government Securities, 0.625%–4.375%, Market Value plus accrued interest $13,041,860, due 06/30/18–11/15/39)	12,786,135	0.9
25,856,640	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $25,857,391, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 6.500%, Market Value plus accrued interest $26,373,773, due 12/07/17–12/01/51)	25,856,640	1.8
25,856,640	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $25,857,384, collateralized by various U.S. Government Agency Obligations, 2.500%– 4.000%, Market Value plus accrued interest $26,373,773, due 07/01/27–11/20/47)	25,856,640	1.8
25,856,640	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $25,857,384, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 7.500%, Market Value plus accrued interest $26,373,773, due 12/20/17–12/01/47)	25,856,640	1.8

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6): (continued)
18,511,320	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/17, 1.21%, due 12/01/17 (Repurchase Amount $18,511,934, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $18,911,401, due 01/15/19–02/15/46)	$18,511,320	1.2
		108,867,375	7.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.8%
41,370,000	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $41,370,000)	41,370,000	2.8
		Total Short-Term Investments
		(Cost $150,237,375)	150,237,375	10.3

		Total Investments in Securities (Cost $1,421,803,157)	$1,572,159,651	107.8
		Liabilities in Excess of Other Assets	(113,209,467)	(7.8)
		Net Assets	$1,458,950,184	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	The grouping contains securities on loan.
(4)	The grouping contains non-income producing securities.
(5)	The grouping contains Level 3 securities.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

VOYA SMALL CAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$1,389,082,887	$—	$—	$1,389,082,887
Exchange-Traded Funds	32,772,905	—	—	32,772,905
Rights	—	—	66,484	66,484
Short-Term Investments	41,370,000	108,867,375	—	150,237,375
Total Investments, at fair value	$1,463,225,792	$108,867,375	$66,484	$1,572,159,651

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,426,065,858.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$192,106,595
Gross Unrealized Depreciation	(46,012,802)
Net Unrealized Appreciation	$146,093,793

See Accompanying Notes to Financial Statements

VOYA SMID CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.6%
		Consumer Discretionary: 14.8%
597	(1)	Big Lots, Inc.	$35,283	1.0
392	(2)	Bright Horizons Family Solutions, Inc.	34,868	1.0
379	(2)	Burlington Stores, Inc.	40,314	1.1
733		Camping World Holdings, Inc.	33,982	1.0
250		Childrens Place Retail Stores, Inc.	33,225	0.9
1,205		Dana, Inc.	39,813	1.1
342		Jack in the Box, Inc.	35,401	1.0
839		Leggett & Platt, Inc.	40,473	1.1
350		Lithia Motors, Inc.	41,052	1.2
226		Vail Resorts, Inc.	50,886	1.4
5,402	(3),(4)	Other Securities	144,055	4.0
			529,352	14.8

		Consumer Staples: 0.9%
1,030	(3),(4)	Other Securities	31,631	0.9

		Energy: 1.6%
4,464	(4)	Other Securities	59,037	1.6

		Financials: 8.3%
502		Arthur J. Gallagher & Co.	33,047	0.9
299		Cboe Global Markets, Inc.	36,906	1.0
1,952		OM Asset Management Plc	32,013	0.9
590	(2)	Western Alliance Bancorp.	34,326	1.0
,222		Other Securities	160,319	4.5
			296,611	8.3

		Health Care: 14.8%
153		Chemed Corp.	37,629	1.1
726		Healthsouth Corp.	36,264	1.0
401		Hill-Rom Holdings, Inc.	33,904	0.9
504	(2)	Medidata Solutions, Inc.	33,587	0.9
780	(2)	Merit Medical Systems, Inc.	33,891	0.9
556	(2)	NuVasive, Inc.	32,076	0.9
725	(1),(2)	Prestige Brands Holdings, Inc.	32,770	0.9
5,492	(3),(4)	Other Securities	292,809	8.2
			532,930	14.8

		Industrials: 19.7%
1,383		Actuant Corp.	36,511	1.0
520		Alaska Air Group, Inc.	35,968	1.0
678	(2)	Beacon Roofing Supply, Inc.	43,446	1.2
455		Brink’s Co.	36,787	1.0
858	(2)	Copart, Inc.	37,031	1.0
429		EnPro Industries, Inc.	37,053	1.1
284		Nordson Corp.	36,454	1.0
740	(2)	SPX FLOW, Inc.	33,130	0.9
485	(1)	Wabtec Corp.	37,297	1.1
5,484	(4)	Other Securities	373,543	10.4
			707,220	19.7

COMMON STOCK: (continued)
		Information Technology: 23.1%
986	(2)	Blackhawk Network Holdings, Inc.	$36,236	1.0
522		Broadridge Financial Solutions, Inc. ADR	47,116	1.3
505	(2)	Cavium, Inc.	43,167	1.2
112	(2)	Coherent, Inc.	32,700	0.9
921	(2)	Cornerstone OnDemand, Inc.	34,049	1.0
129	(2)	CoStar Group, Inc.	39,341	1.1
383	(2)	Ellie Mae, Inc.	33,853	0.9
370	(2)	Euronet Worldwide, Inc.	33,800	0.9
203		Fair Isaac Corp.	31,883	0.9
460	(2)	Guidewire Software, Inc.	34,219	1.0
378	(1),(2)	Proofpoint, Inc.	34,039	1.0
1,067		SS&C Technologies Holdings, Inc.	44,056	1.2
163	(2)	Ultimate Software Group, Inc.	34,398	1.0
9,255	(3),(4)	Other Securities	348,854	9.7
			827,711	23.1

		Materials: 7.1%
357		Avery Dennison Corp.	40,741	1.1
664	(2)	Crown Holdings, Inc.	39,661	1.1
791		PolyOne Corp.	36,552	1.0
2,539		Other Securities	138,481	3.9
			255,435	7.1

		Real Estate: 2.7%
1,310		CubeSmart	37,387	1.0
1,330		Urban Edge Properties	33,982	1.0
477		Other Securities	26,550	0.7
			97,919	2.7

		Telecommunication Services: 1.0%
1,005	(2)	Zayo Group Holdings, Inc.	35,517	1.0

		Utilities: 0.6%
373	(3)	Other Securities	21,932	0.6
		Total Common Stock
		(Cost $3,040,195)	3,395,295	94.6

EXCHANGE-TRADED FUNDS: 3.0%
380	(1)	iShares Russell 2000 Growth Index Fund	70,973	2.0
293		iShares Russell Midcap Growth Index Fund	35,227	1.0
		Total Exchange-Traded Funds (Cost $95,040)	106,200	3.0
		Total Long-Term Investments
		(Cost $3,135,235)	3,501,495	97.6

See Accompanying Notes to Financial Statements

VOYA SMID CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 9.5%
	Securities Lending Collateral(5): 7.8%
279,166	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $279,174, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $284,749, due 10/11/18– 02/15/45) (Cost $279,166)	$279,166	7.8

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.7%
62,000	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $62,000)	62,000	1.7

		Total Short-Term Investments (Cost $341,166)	341,166	9.5

		Total Investments in Securities (Cost $3,476,401)	$3,842,661	107.1
		Liabilities in Excess of Other Assets	(255,799)	(7.1)
		Net Assets	$3,586,862	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	The grouping contains securities on loan.
(4)	The grouping contains non-income producing securities.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of November 30, 2017.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$3,395,295	$—	$ —	$3,395,295
Exchange-Traded Funds	106,200	—	—	106,200
Short-Term Investments	62,000	279,166	—	341,166
Total Investments, at fair value	$3,563,495	$279,166	$ —	$3,842,661

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $3,486,446.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$481,637
Gross Unrealized Depreciation	(125,422)
Net Unrealized Appreciation	$356,215

See Accompanying Notes to Financial Statements

VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.5%
		Consumer Discretionary: 11.9%
1,714		Home Depot, Inc.	$308,211	1.5
1,361		McDonald’s Corp.	234,051	1.1
2,947		Starbucks Corp.	170,396	0.8
1,698		Time Warner, Inc.	155,384	0.7
2,230		Walt Disney Co.	233,749	1.1
1,894		Yum! Brands, Inc.	158,092	0.8
28,760		Other Securities	1,241,659	5.9
			2,501,542	11.9

		Consumer Staples: 8.5%
3,013		Altria Group, Inc.	204,372	1.0
5,107		Coca-Cola Co.	233,747	1.1
2,144		CVS Health Corp.	164,230	0.8
2,076		PepsiCo, Inc.	241,896	1.1
2,293		Philip Morris International, Inc.	235,606	1.1
3,188		Procter & Gamble Co.	286,888	1.4
4,794		Other Securities	418,573	2.0
			1,785,312	8.5

		Energy: 5.7%
2,497		Chevron Corp.	297,118	1.4
4,819		Exxon Mobil Corp.	401,375	1.9
2,392		Occidental Petroleum Corp.	168,636	0.8
1,697		Phillips 66	165,559	0.8
1,992		Valero Energy Corp.	170,555	0.8
			1,203,243	5.7

		Financials: 14.9%
1,890		American Express Co.	184,672	0.9
3,447		JPMorgan Chase & Co.	360,280	1.7
1,632		T. Rowe Price Group, Inc.	167,965	0.8
3,431		US Bancorp	189,220	0.9
5,746		Wells Fargo & Co.	324,477	1.5
50,753		Other Securities	1,908,007	9.1
			3,134,621	14.9

		Health Care: 12.7%
3,560		Abbott Laboratories	200,677	1.0
1,226		Amgen, Inc.	215,359	1.0
2,426		Baxter International, Inc.	158,976	0.8
711		Becton Dickinson & Co.	162,257	0.8
2,030		Eli Lilly & Co.	171,819	0.8
2,564		Gilead Sciences, Inc.	191,736	0.9
3,187		Johnson & Johnson	444,045	2.1
2,397		Medtronic PLC	196,866	0.9
7,783		Pfizer, Inc.	282,211	1.3
1,395		UnitedHealth Group, Inc.	318,297	1.5
2,075		Other Securities	329,063	1.6
			2,671,306	12.7

COMMON STOCK: (continued)
		Industrials: 10.4%
1,003		3M Co.	$243,869	1.2
891		Boeing Co.	246,629	1.2
1,414		Honeywell International, Inc.	220,527	1.0
583		Lockheed Martin Corp.	186,047	0.9
557		Northrop Grumman Corp.	171,222	0.8
899		Raytheon Co.	171,844	0.8
1,357		United Parcel Service, Inc. — Class B	164,808	0.8
1,349		United Technologies Corp.	163,836	0.8
6,798		Other Securities	605,290	2.9
			2,174,072	10.4

		Information Technology: 22.7%
1,344		Accenture PLC	198,925	1.0
4,627		Apple, Inc.	795,150	3.8
1,412		Automatic Data Processing, Inc.	161,618	0.8
7,783		Cisco Systems, Inc.	290,306	1.4
6,755		Intel Corp.	302,894	1.4
1,395		International Business Machines Corp.	214,788	1.0
7,539		Microsoft Corp.	634,558	3.0
4,720		Oracle Corp.	231,563	1.1
2,086		Texas Instruments, Inc.	202,947	1.0
31,440		Other Securities	1,719,066	8.2
			4,751,815	22.7

		Materials: 2.5%
6,186		Other Securities	518,594	2.5

		Real Estate: 4.4%
30,501	(1),(2)	Other Securities	914,062	4.4

		Telecommunication Services: 1.7%
7,906		AT&T, Inc.	287,620	1.4
4,806		Other Securities	70,120	0.3
			357,740	1.7

		Utilities: 4.1%
20,548		Other Securities	853,922	4.1

		Total Common Stock (Cost $18,319,717)	20,866,229	99.5

See Accompanying Notes to Financial Statements

VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateral(3): 0.4%
73,895	JPMorgan Chase & Co., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $73,897, collateralized by various U.S. Government Securities, 1.375%–2.750%, Market Value plus accrued interest $75,373, due 10/31/20–05/15/46) (Cost $73,895)	$73,895	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
52,000	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960%
		(Cost $52,000)	52,000	0.2
		Total Short-Term Investments (Cost $125,895)	125,895	0.6
		Total Investments in Securities (Cost $18,445,612)	$20,992,124	100.1
		Liabilities in Excess of Other Assets	(19,446)	(0.1)
		Net Assets	$20,972,678	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	The grouping contains securities on loan.
(2)	The grouping contains non-income producing securities.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2017.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2017
Asset Table
Investments, at fair value
Common Stock*	$20,866,229	$—	$—	$20,866,229
Short-Term Investments	52,000	73,895	—	125,895
Total Investments, at fair value	$20,918,229	$73,895	$—	$20,992,124

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $18,450,188.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,908,396
Gross Unrealized Depreciation	(366,460)
Net Unrealized Appreciation	$2,541,936

See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Equity Trust (the “Trust”), on behalf of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, and Voya SmallCap Opportunities Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the Sub-Advisers, as well as the Manager’s role in monitoring the Sub-Advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of the material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management teams assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. With respect to Voya Multi-Manager Mid Cap Value Fund, the Board also reviewed the performance of the Fund assets allocated by the Manager to each Sub-Adviser. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee schedules, the Board considered that breakpoints would inure to the benefit of the Manager.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Voya fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Funds and other institutional clients of the Manager or the Sub-Advisers (including other investment companies) and the performance of the Funds and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Manager; investment capacity constraints that existed when certain contracts

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.

Fund-by-Fund Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Fund’s Management Contract and Sub-Advisory Contract(s). These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Large-Cap Growth Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large-Cap Growth Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund underperformed its primary benchmark for all periods

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the year-to-date and five-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Fund’s net effective management fee rate; and (2) (2) the change in the Fund’s management fee rate to a lower, flat fee rate, effective August 1, 2017.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Large Cap Value Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; (2) the Fund outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection, sector allocation and allocation to cash on the Fund’s performance during certain periods; (2) Management’s discussion of the Fund’s favorable performance during certain periods; and (3) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment objective.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s discussion of fee waivers and/or reimbursements, which lower the Fund’s net effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya MidCap Opportunities Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the year-to-date period, and the third quintile for the one-year and five-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s management fee and net expense ratio when compared to peers identified by Management; and (2) that, at the Board’s direction during the 2017 annual contract renewal cycle, the Fund’s management fee schedule and sub-advisory fee schedule each was modified to trigger breakpoint discounts at lower asset levels, with these changes to become effective January 1, 2018.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Multi-Manager Mid Cap Value Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Mid Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the year-to-date and five-year periods, and underperformed for the one-year and three-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the impact of security selection and sector allocation on the Fund’s performance; (2) Management’s views of challenges in the current market environment for certain of the investment styles used by the Sub-Advisers in managing their allocated portions of the Fund; (3) Management’s representations regarding the reasonableness of the Fund’s performance during certain periods; (4) Management’s confidence in the ability of each Sub-Adviser to execute the Fund’s investment strategy and its expectations regarding the Fund’s potential to outperform over a full market cycle; and (5) that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date period, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection on the Fund’s performance; (2) Management’s discussion of investment process changes recently implemented by the Sub-Adviser; (3) Management’s confidence in the Sub-Adviser; and (4) that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and equal to the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2017 annual contract renewal cycle, new lower expense limits were implemented by the Manager for the Fund, to become effective January 1, 2018; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya SmallCap Opportunities Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, and the second quintile for the year-to-date, one-year, three-year and five-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2016 annual contract renewal cycle, the Fund’s management fee schedule and sub-advisory fee schedule were revised to add an additional breakpoint, effective January 1, 2017; and (2) Management’s representations with respect to the competitiveness of the Fund’s management fee and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163312 (1117-012318)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 17.5%
21,478	(1)	Amazon.com, Inc.	25,274,237	3.7
99,458	(1)	Burlington Stores, Inc.	10,579,348	1.6
512,473		Comcast Corp. – Class A	19,238,236	2.8
116,115	(1)	Dollar Tree, Inc.	11,931,977	1.8
9,710		Domino's Pizza, Inc.	1,807,614	0.3
88,722		Hasbro, Inc.	8,252,920	1.2
56,048		Hilton Worldwide Holdings, Inc.	4,347,083	0.6
112,891		Home Depot, Inc.	20,300,060	3.0
86,197		Marriott International, Inc.	10,947,019	1.6
151,689		Tapestry, Inc.	6,323,914	0.9
			119,002,408	17.5

		Consumer Staples: 7.0%
149,852		Church & Dwight Co., Inc.	7,056,531	1.0
200,916	(1)	Monster Beverage Corp.	12,591,406	1.9
143,403		PepsiCo, Inc.	16,709,317	2.5
190,910		Sysco Corp.	11,021,234	1.6
			47,378,488	7.0

		Energy: 0.9%
55,710	(1)	Diamondback Energy, Inc.	6,089,660	0.9

		Financials: 4.3%
64,867		Ameriprise Financial, Inc.	10,588,240	1.6
106,784		Intercontinental Exchange, Inc.	7,629,717	1.1
201,524		Progressive Corp.	10,717,046	1.6
			28,935,003	4.3

		Health Care: 13.0%
21,891	(1)	Biogen, Inc.	7,052,624	1.0
456,338	(1)	Boston Scientific Corp.	11,992,563	1.8
102,721	(1)	Celgene Corp.	10,357,358	1.5
134,303		Gilead Sciences, Inc.	10,043,178	1.5
109,674		Johnson & Johnson	15,280,878	2.2
97,194		UnitedHealth Group, Inc.	22,176,755	3.3
158,936		Zoetis, Inc.	11,489,484	1.7
			88,392,840	13.0

		Industrials: 12.6%
96,931		Ametek, Inc.	7,045,914	1.0
253,980		Delta Air Lines, Inc.	13,440,622	2.0
82,287		Ingersoll-Rand PLC - Class A	7,209,987	1.1
62,241		L3 Technologies, Inc.	12,360,440	1.8
57,349		Parker Hannifin Corp.	10,752,364	1.6
42,447		Stanley Black & Decker, Inc.	7,200,285	1.1
98,059		Union Pacific Corp.	12,404,463	1.8
145,279		Waste Management, Inc.	11,949,198	1.8
Shares			Value	Percentage of Net Assets
		Industrials: (Continued)
37,130	(1)	XPO Logistics, Inc.	2,934,384	0.4
			85,297,657	12.6

		Information Technology: 38.2%
61,496	(1)	Adobe Systems, Inc.	11,159,679	1.6
17,314	(1)	Alphabet, Inc. - Class A	17,940,247	2.6
280,652		Apple, Inc.	48,230,046	7.1
102,146	(1)	Electronic Arts, Inc.	10,863,227	1.6
115,170	(1)	Facebook, Inc.	20,405,821	3.0
109,137		Fidelity National Information Services, Inc.	10,294,893	1.5
25,609	(1)	Fiserv, Inc.	3,366,303	0.5
84,452		Mastercard, Inc. - Class A	12,707,492	1.9
87,924		Microchip Technology, Inc.	7,648,509	1.1
558,821		Microsoft Corp.	47,035,964	6.9
44,432		Motorola Solutions, Inc.	4,181,495	0.6
56,644	(1)	Palo Alto Networks, Inc.	8,255,863	1.2
127,739		Paychex, Inc.	8,598,112	1.3
141,178	(1)	Salesforce.com, Inc.	14,727,689	2.2
28,851		Skyworks Solutions, Inc.	3,021,854	0.5
167,188		Texas Instruments, Inc.	16,265,721	2.4
42,634	(1)	Vantiv, Inc.	3,197,550	0.5
96,474	(1),(2)	VMware, Inc.	11,587,492	1.7
			259,487,957	38.2

		Materials: 3.5%
107,997	(1)	Berry Plastics Group, Inc.	6,454,981	1.0
117,758	(1)	Crown Holdings, Inc.	7,033,685	1.0
140,335		DowDuPont, Inc.	10,098,507	1.5
			23,587,173	3.5

		Real Estate: 2.6%
70,907		American Tower Corp.	10,205,645	1.5
15,676		Equinix, Inc.	7,281,345	1.1
			17,486,990	2.6

	Total Common Stock (Cost $523,233,627)		675,658,176	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(3): 1.4%
2,184,749	BNP Paribas S.A., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,228,444, due 12/21/17-09/01/47)	2,184,749	0.4

See Accompanying Notes to Financial Statements

1

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(3): (Continued)
2,184,749	Citigroup, Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,228,444, due 03/15/18-10/01/53)	2,184,749	0.3
2,184,749	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,228,444, due 12/07/17-12/01/51)	2,184,749	0.3
459,629	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $459,642, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $468,822, due 10/11/18-02/15/45)	459,629	0.1
2,184,749	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $2,184,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,228,444, due 12/20/17-12/01/47)	2,184,749	0.3
		9,198,625	1.4
Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.9%
6,445,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $6,445,000)	6,445,000	0.9

	Total Short-Term Investments (Cost $15,643,625)	15,643,625	2.3

	Total Investments in Securities (Cost $538,877,252)	$691,301,801	101.9
	Liabilities in Excess of Other Assets	(12,952,512)	(1.9)
	Net Assets	$678,349,289	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Consumer Discretionary: 6.0%
130,403	CBS Corp. - Class B	7,310,392	0.7
262,577	Gap, Inc.	8,483,863	0.9
145,545	Lowe's Cos, Inc.	12,134,087	1.3
130,217	Ralph Lauren Corp.	12,390,147	1.3
209,287	Tapestry, Inc.	8,725,175	0.9
40,810	Vail Resorts, Inc.	9,188,780	0.9
		58,232,444	6.0

	Consumer Staples: 9.2%
327,434	Coca-Cola Co.	14,986,654	1.5
204,654	Philip Morris International, Inc.	21,028,198	2.2
297,543	Procter & Gamble Co.	26,775,895	2.8
264,503	Wal-Mart Stores, Inc.	25,717,627	2.7
		88,508,374	9.2

	Energy: 10.5%
451,321	Canadian Natural Resources Ltd.	15,308,808	1.6
162,898	EOG Resources, Inc.	16,667,723	1.7
501,468	Exxon Mobil Corp.	41,767,270	4.4
324,483	Halliburton Co.	13,556,900	1.4
215,487	Royal Dutch Shell PLC - Class A ADR	13,817,027	1.4
		101,117,728	10.5

	Financials: 26.8%
213,179	Allstate Corp.	21,884,956	2.3
415,269	Citizens Financial Group, Inc.	16,901,448	1.8
178,854	Comerica, Inc.	14,900,327	1.5
371,256	Hartford Financial Services Group, Inc.	21,324,945	2.2
315,411	Intercontinental Exchange, Inc.	22,536,116	2.3
438,327	JPMorgan Chase & Co.	45,813,938	4.8
792,236	Keycorp	15,036,639	1.6
435,076	Lazard Ltd.	21,427,493	2.2
315,321	Metlife, Inc.	16,926,431	1.8
339,638	Morgan Stanley	17,528,717	1.8
79,172	MSCI, Inc. - Class A	10,189,437	1.1
587,175	Wells Fargo & Co.	33,157,772	3.4
		257,628,219	26.8

	Health Care: 13.3%
389,690	AstraZeneca PLC ADR	12,809,110	1.3
179,287	Baxter International, Inc.	11,748,677	1.2
195,632	Gilead Sciences, Inc.	14,629,361	1.5
287,171	Johnson & Johnson	40,011,535	4.2
973,325	Pfizer, Inc.	35,292,765	3.7
57,263	UnitedHealth Group, Inc.	13,065,699	1.4
		127,557,147	13.3

	Industrials: 8.0%
80,129	Deere & Co.	12,008,132	1.2
91,741	General Dynamics Corp.	19,005,066	2.0
80,631	Hubbell, Inc.	10,142,573	1.0
65,973	L3 Technologies, Inc.	13,101,578	1.4
301,380	Timken Co.	15,038,862	1.6
Shares		Value	Percentage of Net Assets
		Industrials: (Continued)
53,989	(1) WABCO Holdings, Inc.	8,068,656	0.8
		77,364,867	8.0

		Information Technology: 8.6%
109,234	Activision Blizzard, Inc.	6,816,201	0.7
35,516	Broadcom Ltd.	9,871,317	1.0
512,397	Cisco Systems, Inc.	19,112,408	2.0
97,119	Microchip Technology, Inc.	8,448,382	0.9
129,010	Microsoft Corp.	10,858,772	1.1
127,768	NetApp, Inc.	7,220,170	0.7
424,984	Oracle Corp.	20,849,715	2.2
		83,176,965	8.6

		Materials: 2.8%
296,828	DowDuPont, Inc.	21,359,743	2.2
100,061	Nucor Corp.	5,753,507	0.6
		27,113,250	2.8

		Real Estate: 4.4%
88,614	Crown Castle International Corp.	10,013,382	1.0
318,276	Gaming and Leisure Properties, Inc.	11,559,784	1.2
188,769	Highwoods Properties, Inc.	9,587,577	1.0
107,615	Mid-America Apartment Communities, Inc.	11,024,081	1.2
		42,184,824	4.4

		Telecommunication Services: 2.8%
527,739	AT&T, Inc.	19,199,145	2.0
154,348	Verizon Communications, Inc.	7,854,770	0.8
		27,053,915	2.8

		Utilities: 6.4%
266,047	Ameren Corp.	17,016,366	1.8
551,109	Exelon Corp.	22,986,756	2.4
134,188	NextEra Energy, Inc.	21,207,072	2.2
		61,210,194	6.4

	Total Common Stock (Cost $787,066,386)	951,147,927	98.8

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
8,548,000	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $8,548,000)	8,548,000	0.9

	Total Short-Term Investments (Cost $8,548,000)	8,548,000	0.9

	Total Investments in Securities (Cost $795,614,386)	$959,695,927	99.7
	Assets in Excess of Other Liabilities	2,593,606	0.3
	Net Assets	$962,289,533	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

3

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 17.2%
472,271		Aramark	20,118,745	1.4
270,235		Brunswick Corp.	14,957,507	1.1
243,587	(1)	Burlington Stores, Inc.	25,910,349	1.9
306,659	(1)	Dollar Tree, Inc.	31,512,279	2.3
100,856		Domino's Pizza, Inc.	18,775,353	1.3
227,165		Hasbro, Inc.	21,130,888	1.5
351,319		Hilton Worldwide Holdings, Inc.	27,248,302	1.9
329,788	(1)	Live Nation Entertainment, Inc.	14,965,779	1.1
86,891		Marriott International, Inc.	11,035,157	0.8
650,231	(1)	Michaels Cos, Inc.	14,044,990	1.0
75,459	(1)	O'Reilly Automotive, Inc.	17,824,170	1.3
173,344		Ross Stores, Inc.	13,179,344	0.9
243,994		Tapestry, Inc.	10,172,110	0.7
			240,874,973	17.2

		Consumer Staples: 4.1%
361,211		Church & Dwight Co., Inc.	17,009,426	1.2
319,918	(1)	Monster Beverage Corp.	20,049,261	1.4
357,882		Sysco Corp.	20,660,528	1.5
			57,719,215	4.1

		Energy: 2.2%
153,831	(1)	Diamondback Energy, Inc.	16,815,267	1.2
236,166		EQT Corp.	14,075,493	1.0
			30,890,760	2.2

		Financials: 7.5%
179,522		Ameriprise Financial, Inc.	29,303,376	2.1
462,268		Citizens Financial Group, Inc.	18,814,308	1.3
72,432		Intercontinental Exchange, Inc.	5,175,266	0.4
89,183		MarketAxess Holdings, Inc.	17,414,764	1.2
656,331		Progressive Corp.	34,903,683	2.5
			105,611,397	7.5

		Health Care: 14.0%
309,898		Agilent Technologies, Inc.	21,457,337	1.5
122,092	(1)	Align Technology, Inc.	31,851,361	2.3
142,866	(1)	BioMarin Pharmaceutical, Inc.	12,257,903	0.9
196,452	(1)	Centene Corp.	20,055,785	1.4
17,282		Cooper Cos., Inc.	4,168,073	0.3
134,453	(1)	Edwards Lifesciences Corp.	15,757,891	1.1
170,364	(1),(2)	Exact Sciences Corp.	10,133,251	0.7
649,818	(1)	Exelixis, Inc.	17,597,071	1.3
131,492	(1)	Waters Corp.	25,926,278	1.9
505,159		Zoetis, Inc.	36,517,944	2.6
			195,722,894	14.0
Shares			Value	Percentage of Net Assets
		Industrials: 16.9%
341,890		American Airlines Group, Inc.	17,262,026	1.2
319,423		Ametek, Inc.	23,218,858	1.7
232,773		Ingersoll-Rand PLC - Class A	20,395,570	1.5
101,420		L3 Technologies, Inc.	20,140,998	1.4
536,626		Masco Corp.	23,026,622	1.7
244,123		Owens Corning, Inc.	21,568,267	1.5
166,664		Parker Hannifin Corp.	31,247,833	2.2
569,384	(1)	Quanta Services, Inc.	21,579,654	1.6
85,151		Stanley Black & Decker, Inc.	14,444,164	1.0
280,631		Waste Connections, Inc.	19,315,832	1.4
301,052	(1),(2)	XPO Logistics, Inc.	23,792,139	1.7
			235,991,963	16.9

		Information Technology: 27.7%
389,494		Amphenol Corp.	35,284,262	2.5
696,943	(1)	Ciena Corp.	15,158,510	1.1
295,684		Fidelity National Information Services, Inc.	27,891,872	2.0
104,848	(1)	Fiserv, Inc.	13,782,270	1.0
408,895		Flir Systems, Inc.	19,046,329	1.4
571,567	(1)	Fortinet, Inc.	24,040,108	1.7
140,933	(1)	Gartner, Inc.	17,037,390	1.2
162,718		LogMeIn, Inc.	19,363,442	1.4
423,780		Microchip Technology, Inc.	36,864,622	2.6
200,842		Motorola Solutions, Inc.	18,901,241	1.3
161,312	(1)	Palo Alto Networks, Inc.	23,511,224	1.7
210,426		Paychex, Inc.	14,163,774	1.0
239,958	(1)	Red Hat, Inc.	30,417,076	2.2
59,872		Skyworks Solutions, Inc.	6,270,993	0.4
507,634		SS&C Technologies Holdings, Inc.	20,960,208	1.5
430,054	(1),(2)	Vantiv, Inc.	32,254,050	2.3
275,073	(1),(2)	VMware, Inc.	33,039,018	2.4
			387,986,389	27.7

		Materials: 6.2%
606,091	(1)	Axalta Coating Systems Ltd.	19,188,841	1.4
291,545	(1)	Berry Plastics Group, Inc.	17,425,645	1.2
390,855	(1)	Crown Holdings, Inc.	23,345,769	1.7
228,324		Packaging Corp. of America	27,079,226	1.9
			87,039,481	6.2

		Real Estate: 3.5%
213,516		Equity Lifestyle Properties, Inc.	19,282,630	1.4
172,626	(1)	SBA Communications Corp.	29,303,264	2.1
			48,585,894	3.5

	Total Common Stock (Cost $1,158,051,661)		1,390,422,966	99.3

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.1%
	Securities Lending Collateral(3): 4.3%
14,500,390	Cantor Fitzgerald, Repurchase Agreement dated 11/30/17, 1.07%, due 12/01/17 (Repurchase Amount $14,500,815, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $14,790,398, due 12/25/17-09/20/67)	14,500,390	1.0
7,170,040	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $7,170,248, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $7,313,441, due 12/07/17-12/01/51)	7,170,040	0.5
14,500,390	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/17, 1.12%, due 12/01/17 (Repurchase Amount $14,500,835, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $14,790,399, due 02/15/43-02/15/44)	14,500,390	1.0
14,500,390	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $14,500,803, collateralized by various U.S. Government Agency Obligations, 1.875%-7.000%, Market Value plus accrued interest $14,790,398, due 01/13/22-10/15/47)	14,500,390	1.0
Principal Amount†		Value	Percentage of Net Assets
		Securities Lending Collateral(3): (Continued)
10,380,913	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/17, 1.21%, due 12/01/17 (Repurchase Amount $10,381,257, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $10,605,273, due 01/15/19-02/15/46)	10,380,913	0.8
		61,052,123	4.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.8%
10,759,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $10,759,000)	10,759,000	0.8

	Total Short-Term Investments (Cost $71,811,123)	71,811,123	5.1

	Total Investments in Securities (Cost $1,229,862,784)	$1,462,234,089	104.4
	Liabilities in Excess of Other Assets	(62,104,974)	(4.4)
	Net Assets	$1,400,129,115	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

5

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 12.0%
7,700	(1)	AMC Networks, Inc.	396,858	0.2
18,200	(1)	American Axle & Manufacturing Holdings, Inc.	326,690	0.1
18,500	(1),(2)	American Outdoor Brands Corp.	259,555	0.1
12,600		Bed Bath & Beyond, Inc.	282,114	0.1
5,100		Best Buy Co., Inc.	304,011	0.1
16,500		Bloomin Brands, Inc.	354,255	0.2
13,400		Brinker International, Inc.	492,182	0.2
9,349		Camping World Holdings, Inc.	433,420	0.2
19,727		Carter's, Inc.	2,136,829	0.9
13,300		Cooper Tire & Rubber Co.	488,775	0.2
5,800	(2)	Dillard's, Inc.	348,580	0.1
25,559		D.R. Horton, Inc.	1,303,509	0.6
9,400		Foot Locker, Inc.	402,696	0.2
15,400		GameStop Corp.	288,750	0.1
20,800		Gap, Inc.	672,048	0.3
71,643		Goodyear Tire & Rubber Co.	2,319,084	1.0
42,850	(2)	Hanesbrands, Inc.	895,136	0.4
2,486		John Wiley & Sons, Inc.	147,047	0.1
16,400		Kohl's Corp.	786,708	0.3
6,200		Lear Corp.	1,121,518	0.5
7,252		Lennar Corp. - Class A	455,281	0.2
149		Lennar Corp. - Class B	7,647	0.0
24,400		Macy's, Inc.	580,720	0.3
8,000	(1)	Meritage Homes Corp.	439,600	0.2
11,010	(1)	Mohawk Industries, Inc.	3,111,536	1.4
13,400		Movado Group, Inc.	393,290	0.2
5,500	(1)	Murphy USA, Inc.	433,675	0.2
11,251	(1)	Norwegian Cruise Line Holdings Ltd.	609,354	0.3
61,100		Office Depot, Inc.	199,797	0.1
18,746		PVH Corp.	2,522,274	1.1
37,415		Ross Stores, Inc.	2,844,662	1.2
14,141		Toll Brothers, Inc.	711,716	0.3
12,400		Viacom, Inc. - Class B	351,168	0.2
5,200		Whirlpool Corp.	876,564	0.4
			27,297,049	12.0

		Consumer Staples: 2.9%
5,074		Ingredion, Inc.	702,648	0.3
5,600		JM Smucker Co.	653,352	0.3
13,800		Kroger Co.	356,868	0.2
21,900	(1)	Pilgrim's Pride Corp.	803,073	0.3
13,089	(1)	Post Holdings, Inc.	1,039,921	0.4
6,300		Sanderson Farms, Inc.	1,069,047	0.5
15,100		SpartanNash Co.	382,785	0.2
9,600	(1)	SUPERVALU, Inc.	175,488	0.1
16,400		Tyson Foods, Inc.	1,348,900	0.6
			6,532,082	2.9

		Energy: 5.5%
2,400		Andeavor	253,128	0.1
20,555		Delek US Holdings, Inc.	682,837	0.3
Shares			Value	Percentage of Net Assets
		Energy: (Continued)
22,200	(1),(2)	Diamond Offshore Drilling	356,088	0.2
22,949	(1)	Diamondback Energy, Inc.	2,508,555	1.1
11,166	(1)	Energen Corp.	630,432	0.3
52,349	(1)	Laredo Petroleum, Inc.	559,611	0.3
5,000		Marathon Petroleum Corp.	313,150	0.1
72,000	(1)	McDermott International, Inc.	522,720	0.2
10,500		Murphy Oil Corp.	293,475	0.1
9,200		National Oilwell Varco, Inc.	308,660	0.1
51,228	(1)	Newfield Exploration Co.	1,584,482	0.7
10,500		Oceaneering International, Inc.	205,170	0.1
19,200		PBF Energy, Inc.	621,504	0.3
11,940		Pioneer Natural Resources Co.	1,863,118	0.8
21,800	(1)	SRC Energy, Inc.	190,968	0.1
18,600		Valero Energy Corp.	1,592,532	0.7
			12,486,430	5.5

		Financials: 21.1%
8,300		Allstate Corp.	852,078	0.4
8,100		Ameriprise Financial, Inc.	1,322,163	0.6
15,800	(2)	Amtrust Financial Services, Inc.	152,312	0.1
80,500		Annaly Capital Management, Inc.	939,435	0.4
8,439		Assurant, Inc.	851,242	0.4
12,300		Assured Guaranty Ltd.	446,613	0.2
4,800		Axis Capital Holdings Ltd.	251,472	0.1
15,612		Bank of the Ozarks, Inc.	752,811	0.3
48,922		BankUnited, Inc.	1,821,366	0.8
14,100		BB&T Corp.	696,822	0.3
33,395		CIT Group, Inc.	1,664,407	0.7
50,923		CNO Financial Group, Inc.	1,283,769	0.6
25,362		Comerica, Inc.	2,112,908	0.9
12,100		Discover Financial Services	854,260	0.4
37,993		East West Bancorp, Inc.	2,338,089	1.0
4,600		Everest Re Group Ltd.	1,010,160	0.4
36,400		Fifth Third Bancorp	1,110,564	0.5
23,326		First Republic Bank	2,228,566	1.0
44,501		FNB Corp.	631,469	0.3
39,445		FNF Group	1,595,945	0.7
49,300	(1)	Genworth Financial, Inc.	167,127	0.1
5,922		Hanover Insurance Group, Inc.	637,207	0.3
23,400		Hartford Financial Services Group, Inc.	1,344,096	0.6
13,566		Iberiabank Corp.	1,054,756	0.5
54,215		Jardine Lloyd Thompson Group PLC	975,156	0.4
31,100		Keycorp	590,278	0.3
86,215		Lancashire Holdings Ltd.	806,848	0.3
19,600		Lincoln National Corp.	1,500,380	0.7
18,988		MB Financial, Inc.	883,891	0.4
30,000	(1)	MGIC Investment Corp.	438,600	0.2
25,100		MTGE Investment Corp.	465,605	0.2

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Financials: (Continued)
34,100		Navient Corp.	430,001	0.2
9,816		Provident Financial Services, Inc.	268,369	0.1
75,500		Regions Financial Corp.	1,252,545	0.5
13,768		Reinsurance Group of America, Inc.	2,231,104	1.0
39,659		SEI Investments Co.	2,790,407	1.2
8,597		South State Corp.	791,354	0.3
14,100		Starwood Property Trust, Inc.	305,688	0.1
35,716		Sterling Bancorp/DE	905,401	0.4
13,300		SunTrust Banks, Inc.	819,679	0.4
37,177		Unum Group	2,104,962	0.9
5,800		Validus Holdings Ltd.	285,244	0.1
14,373	(1)	Western Alliance Bancorp.	836,221	0.4
6,000	(1)	World Acceptance Corp.	497,880	0.2
47,636		XL Group Ltd.	1,849,230	0.8
19,230		Zions Bancorp.	952,847	0.4
			48,101,327	21.1

		Health Care: 6.9%
28,117	(1)	Acadia Healthcare Co., Inc.	894,964	0.4
38,635		Agilent Technologies, Inc.	2,675,087	1.2
14,027		Becton Dickinson & Co.	3,201,102	1.4
51,217	(1)	Brookdale Senior Living, Inc.	547,510	0.2
6,900		Cardinal Health, Inc.	408,411	0.2
3,500		Cigna Corp.	741,055	0.3
21,203	(1)	Envision Healthcare Corp.	677,012	0.3
9,300	(1)	HCA Healthcare, Inc.	790,500	0.3
4,000	(1)	Jazz Pharmaceuticals PLC	558,960	0.2
15,145	(1)	Laboratory Corp. of America Holdings	2,396,999	1.1
6,500	(1),(2)	Lannett Co., Inc.	171,925	0.1
7,800	(1)	LifePoint Health, Inc.	372,840	0.2
5,600	(1)	Magellan Health, Inc.	473,200	0.2
11,200	(1)	Mylan NV	409,136	0.2
9,600		Owens & Minor, Inc.	183,744	0.1
13,490		STERIS PLC	1,213,560	0.5
			15,716,005	6.9

		Industrials: 16.6%
61,100	(1)	ACCO Brands Corp.	803,465	0.4
13,600		Aircastle Ltd.	333,200	0.1
9,000		American Airlines Group, Inc.	454,410	0.2
25,500		Atento SA	247,350	0.1
12,415		Carlisle Cos., Inc.	1,427,353	0.6
17,276	(1)	Clean Harbors, Inc.	930,485	0.4
74,241	(2)	Covanta Holding Corp.	1,128,463	0.5
5,300		Cummins, Inc.	887,220	0.4
5,522		Dun & Bradstreet Corp.	679,813	0.3
27,136		EMCOR Group, Inc.	2,191,775	1.0
3,571	(1)	Generac Holdings, Inc.	175,586	0.1
14,862	(1)	Genesee & Wyoming, Inc.	1,171,423	0.5
13,656		Granite Construction, Inc.	906,349	0.4
11,800		Hawaiian Holdings, Inc.	509,170	0.2
45,676		Hexcel Corp.	2,831,912	1.2
8,999		Hubbell, Inc.	1,131,984	0.5
Shares			Value	Percentage of Net Assets
		Industrials: (Continued)
700		Huntington Ingalls Industries, Inc.	169,169	0.1
16,296		IDEX Corp.	2,209,249	1.0
43,281		Jacobs Engineering Group, Inc.	2,840,532	1.2
8,935	(1)	JELD-WEN Holding, Inc.	349,448	0.2
31,100	(1)	JetBlue Airways Corp.	667,717	0.3
36,027		Knight-Swift Transportation Holdings, Inc.	1,537,632	0.7
3,912		LSC Communications, Inc.	64,000	0.0
48,399	(1)	Milacron Holdings Corp.	853,274	0.4
8,713	(1)	Moog, Inc.	732,850	0.3
7,000		Owens Corning, Inc.	618,450	0.3
5,299		Roper Technologies, Inc.	1,415,946	0.6
10,433		RR Donnelley & Sons Co.	97,966	0.0
80,623		Sanwa Holdings Corp.	1,066,792	0.5
12,237		Schneider National, Inc.	320,977	0.1
15,911	(1)	Sensata Technologies Holdings N.V.	794,755	0.4
15,496		Snap-On, Inc.	2,625,487	1.2
18,800		Spirit Aerosystems Holdings, Inc.	1,583,900	0.7
12,300		Trinity Industries, Inc.	438,495	0.2
9,800		Triumph Group, Inc.	302,820	0.1
14,300	(1)	United Continental Holdings, Inc.	905,476	0.4
3,100	(1)	United Rentals, Inc.	494,388	0.2
27,300		Wabash National Corp.	550,095	0.2
7,114	(2)	Wabtec Corp.	547,067	0.2
29,600	(1)	Wesco Aircraft Holdings, Inc.	219,040	0.1
10,978	(1)	Wesco International, Inc.	719,608	0.3
			37,935,091	16.6

		Information Technology: 11.7%
18,116	(1)	Acacia Communications, Inc.	700,727	0.3
40,900	(1)	Amkor Technology, Inc.	432,313	0.2
22,871	(1)	Arrow Electronics, Inc.	1,846,376	0.8
9,597	(1)	Axcelis Technologies, Inc.	307,104	0.1
12,095	(1)	Black Knight, Inc.	543,065	0.2
20,455		Booz Allen Hamilton Holding Corp.	791,404	0.3
3,589	(1)	CommScope Holding Co., Inc.	129,168	0.1
14,100		Convergys Corp.	347,988	0.1
21,800		Corning, Inc.	706,102	0.3
31,076	(1)	Euronet Worldwide, Inc.	2,838,793	1.2
33,600	(1)	Flex Ltd.	607,152	0.3
68,571		Genpact Ltd.	2,210,729	1.0
9,508		Harris Corp.	1,373,906	0.6
20,200		Juniper Networks, Inc.	560,752	0.2
89,923	(1)	Keysight Technologies, Inc.	3,911,651	1.7
17,600	(1)	Kulicke & Soffa Industries, Inc.	437,008	0.2
5,600		Lam Research Corp.	1,077,048	0.5
23,148	(1)	Microsemi Corp.	1,223,372	0.5
23,900	(1)	Sanmina Corp.	812,600	0.4
17,300		Seagate Technology	667,088	0.3

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Information Technology: (Continued)
18,500		Silicon Motion Technology Corp. ADR	957,560	0.4
8,681		SS&C Technologies Holdings, Inc.	358,438	0.2
4,000		TE Connectivity Ltd.	377,760	0.2
15,928		Teradyne, Inc.	644,606	0.3
7,293	(1)	VeriSign, Inc.	839,424	0.4
14,500		Western Digital Corp.	1,143,470	0.5
31,525		Xerox Corp.	935,032	0.4
			26,780,636	11.7

		Materials: 7.3%
16,743		Albemarle Corp.	2,248,920	1.0
11,847	(1)	Alcoa Corp.	491,769	0.2
2,985		Bemis Co., Inc.	140,056	0.1
20,854		Cabot Corp.	1,277,099	0.6
22,714		Celanese Corp.	2,435,849	1.1
7,435	(1)	Crown Holdings, Inc.	444,093	0.2
19,200		Domtar Corp.	925,824	0.4
13,500		Eastman Chemical Co.	1,246,995	0.5
39,400		Huntsman Corp.	1,259,224	0.5
14,926	(1)	Louisiana-Pacific Corp.	412,107	0.2
29,200	(1)	Owens-Illinois, Inc.	707,224	0.3
44,499		Reliance Steel & Aluminum Co.	3,498,066	1.5
7,300		Schweitzer-Mauduit International, Inc.	330,471	0.1
13,336		Westlake Chemical Corp.	1,305,994	0.6
			16,723,691	7.3

		Real Estate: 9.8%
5,589		Alexandria Real Estate Equities, Inc.	710,138	0.3
9,606		American Assets Trust, Inc.	378,092	0.2
49,900		Ashford Hospitality Trust, Inc.	324,849	0.1
77,180	(2)	CBL & Associates Properties, Inc.	434,524	0.2
75,567	(1)	CBRE Group, Inc.	3,276,585	1.4
24,312		Corporate Office Properties Trust SBI MD	737,626	0.3
43,000		DDR Corp.	328,090	0.1
9,573		Equity Lifestyle Properties, Inc.	864,538	0.4
6,435		Extra Space Storage, Inc.	549,292	0.2
13,981		Forest City Realty Trust, Inc.	334,845	0.1
32,300		Franklin Street Properties Corp.	351,747	0.2
8,600		Getty Realty Corp.	244,756	0.1
19,600		Government Properties Income Trust	365,540	0.2
22,400		Hospitality Properties Trust	671,776	0.3
110,060		Host Hotels & Resorts, Inc.	2,178,087	1.0
998		LaSalle Hotel Properties	28,383	0.0
55,400		Lexington Realty Trust	579,484	0.3
6,298		Life Storage, Inc.	565,623	0.3
57,200		Medical Properties Trust, Inc.	783,068	0.3
17,894		Mid-America Apartment Communities, Inc.	1,833,061	0.8
Shares		Value	Percentage of Net Assets
		Real Estate: (Continued)
18,000	Omega Healthcare Investors, Inc.	483,300	0.2
46,000	Piedmont Office Realty Trust, Inc.	917,240	0.4
26,800	Preferred Apartment Communities, Inc.	569,768	0.3
8,960	PS Business Parks, Inc.	1,187,738	0.5
32,800	Senior Housing Properties Trust	628,120	0.3
56,812	STORE Capital Corp.	1,466,886	0.6
30,400	Summit Hotel Properties, Inc.	459,344	0.2
20,800	Tier REIT, Inc.	416,624	0.2
47,900	VEREIT, Inc.	373,620	0.2
12,900	Xenia Hotels & Resorts, Inc.	283,671	0.1
		22,326,415	9.8

		Telecommunication Services: 0.4%
15,105	Millicom International Cellular S.A.	987,939	0.4

		Utilities: 4.6%
30,973	Alliant Energy Corp.	1,397,192	0.6
3,600	Edison International	292,572	0.1
16,000	Entergy Corp.	1,383,680	0.6
35,400	Exelon Corp.	1,476,534	0.7
45,500	FirstEnergy Corp.	1,553,370	0.7
23,555	Great Plains Energy, Inc.	808,172	0.4
27,700	Public Service Enterprise Group, Inc.	1,469,762	0.6
41,092	UGI Corp.	2,013,919	0.9
		10,395,201	4.6

	Total Common Stock (Cost $185,290,808)	225,281,866	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
		Securities Lending Collateral(3): 1.8%
1,000,000	BNP Paribas S.A., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/21/17-09/01/47)	1,000,000	0.4

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(3): (Continued)
1,000,000	Citigroup, Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 03/15/18-10/01/53)	1,000,000	0.4
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 12/07/17-12/01/51)	1,000,000	0.5
207,046	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $207,052, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $211,187, due 10/11/18-02/15/45)	207,046	0.1
1,000,000	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 12/20/17-12/01/47)	1,000,000	0.4
		4,207,046	1.8
Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.0%
4,562,763	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $4,562,763)	4,562,763	2.0

	Total Short-Term Investments (Cost $8,769,809)	8,769,809	3.8

	Total Investments in Securities (Cost $194,060,617)	$234,051,675	102.6
	Liabilities in Excess of Other Assets	(5,984,013)	(2.6)
	Net Assets	$228,067,662	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

9

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 15.0%
318,318		AMC Entertainment Holdings, Inc.	4,536,031	0.3
548,475	(1),(2)	American Outdoor Brands Corp.	7,695,104	0.5
272,147	(1),(2)	At Home Group, Inc.	7,519,422	0.5
297,925	(1)	Big Lots, Inc.	17,607,368	1.2
372,237		Boyd Gaming Corp.	11,870,638	0.8
115,415	(2)	Bright Horizons Family Solutions, Inc.	10,266,164	0.7
272,938		Camping World Holdings, Inc.	12,653,406	0.9
88,500		Cheesecake Factory	4,340,040	0.3
103,537		Childrens Place Retail Stores, Inc.	13,760,067	0.9
451,361		Dana, Inc.	14,912,967	1.0
184,320	(2)	Dave & Buster's Entertainment, Inc.	9,774,490	0.7
396,740	(2)	Del Taco Restaurants, Inc.	4,871,967	0.3
326,420	(1),(2)	Eldorado Resorts, Inc.	9,988,452	0.7
552,270		Extended Stay America, Inc.	9,648,157	0.7
118,814		Jack in the Box, Inc.	12,298,437	0.8
129,290		Lithia Motors, Inc.	15,164,424	1.0
403,736	(2)	Nautilus, Inc.	5,288,942	0.4
382,628	(2)	Planet Fitness, Inc.	12,385,668	0.9
303,503	(2)	Sotheby's	15,639,510	1.1
149,735	(1)	Sturm Ruger & Co., Inc.	8,197,991	0.6
193,548	(2)	Universal Electronics, Inc.	10,277,399	0.7
			218,696,644	15.0

		Consumer Staples: 1.2%
344,300	(1),(2)	Blue Buffalo Pet Products, Inc.	10,573,453	0.7
329,950		Vector Group Ltd.	7,420,575	0.5
			17,994,028	1.2

		Energy: 1.5%
405,850	(1),(2)	Carrizo Oil & Gas, Inc.	7,845,080	0.5
70,310	(2)	Dril-Quip, Inc.	3,371,365	0.2
212,013	(2)	Unit Corp.	4,534,958	0.3
192,600		US Silica Holdings, Inc.	6,388,542	0.5
			22,139,945	1.5

		Financials: 6.4%
124,701		Amerisafe, Inc.	8,186,621	0.6
674,496		Home Bancshares, Inc./Conway AR	16,053,005	1.1
235,485		Houlihan Lokey, Inc.	10,512,050	0.7
741,634	(2)	MGIC Investment Corp.	10,842,689	0.7
220,695		Moelis & Co.	10,571,290	0.7
569,741		OM Asset Management Plc	9,343,752	0.6
102,884		Pinnacle Financial Partners, Inc.	7,062,987	0.5
92,069		Primerica, Inc.	9,575,176	0.7
Shares			Value	Percentage of Net Assets
		Financials: (Continued)
126,810	(2)	Texas Capital Bancshares, Inc.	11,457,284	0.8
			93,604,854	6.4

		Health Care: 22.1%
99,610	(2)	Aerie Pharmaceuticals, Inc.	6,399,942	0.4
213,577	(2)	Amedisys, Inc.	11,533,158	0.8
385,940	(1),(2)	Amicus Therapeutics, Inc.	5,372,285	0.4
44,830	(2)	Bluebird Bio, Inc.	7,746,624	0.5
381,620	(2)	Catalent, Inc.	15,184,660	1.0
67,021		Chemed Corp.	16,483,145	1.1
102,806	(2)	Clovis Oncology, Inc.	6,463,413	0.4
352,403	(2)	Dermira, Inc.	9,021,517	0.6
210,832	(2)	Epizyme, Inc.	2,529,984	0.2
181,601	(2)	Exact Sciences Corp.	10,801,627	0.7
166,605	(2)	FibroGen, Inc.	7,913,737	0.5
282,609	(2)	HealthEquity, Inc.	14,658,929	1.0
367,545		Healthsouth Corp.	18,358,873	1.3
104,121		Hill-Rom Holdings, Inc.	8,803,431	0.6
156,515	(2)	INC Research Holdings, Inc.	5,994,524	0.4
190,015	(2)	Insmed Inc.	5,926,568	0.4
255,199	(1),(2)	Lexicon Pharmaceuticals, Inc.	2,608,134	0.2
78,530	(2)	Loxo Oncology, Inc.	6,027,177	0.4
204,846	(2)	MacroGenics, Inc.	3,957,625	0.3
107,975	(2)	Magellan Health, Inc.	9,123,887	0.6
75,119	(2)	Masimo Corp.	6,673,572	0.5
238,876	(2)	Medidata Solutions, Inc.	15,918,697	1.1
360,673	(2)	Merit Medical Systems, Inc.	15,671,242	1.1
98,223	(2)	Natus Medical, Inc.	3,933,831	0.3
70,695	(2)	Nektar Therapeutics	3,816,823	0.3
201,306	(2)	NuVasive, Inc.	11,613,343	0.8
141,190	(2)	Omnicell, Inc.	7,398,356	0.5
149,676		Owens & Minor, Inc.	2,864,799	0.2
149,295	(2)	Pacira Pharmaceuticals, Inc.	6,897,429	0.5
91,698	(2)	Portola Pharmaceuticals, Inc.	4,653,673	0.3
171,440	(2)	PRA Health Sciences, Inc.	14,121,513	1.0
294,199	(2)	Prestige Brands Holdings, Inc.	13,297,795	0.9
93,185	(1),(2)	Prothena Corp. PLC	4,332,171	0.3
60,445	(2)	Puma Biotechnology, Inc.	6,401,125	0.4
193,428	(1),(2)	Radius Health, Inc.	5,475,947	0.4
134,707	(1),(2)	Sarepta Therapeutics, Inc.	7,499,139	0.5
614,609	(2)	Select Medical Holdings Corp.	10,847,849	0.8
862,277	(1),(2)	TherapeuticsMD, Inc.	5,432,345	0.4
			321,758,889	22.1

		Industrials: 18.1%
462,224		Actuant Corp.	12,202,713	0.8
99,431		Allegiant Travel Co.	15,113,512	1.0
251,864	(2)	Beacon Roofing Supply, Inc.	16,139,445	1.1
213,845		Brink's Co.	17,289,368	1.2
168,128		CIRCOR International, Inc.	8,144,120	0.6
122,658		Curtiss-Wright Corp.	15,234,124	1.0

See Accompanying Notes to Financial Statements

10

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Industrials: (Continued)
183,011		EMCOR Group, Inc.	14,781,798	1.0
133,014		EnPro Industries, Inc.	11,488,419	0.8
215,691		Granite Construction, Inc.	14,315,412	1.0
228,345		Healthcare Services Group, Inc.	11,857,956	0.8
416,811		Knight-Swift Transportation Holdings, Inc.	17,789,493	1.2
563,248		Knoll, Inc.	12,261,909	0.8
119,171		Korn/Ferry International	5,224,457	0.4
133,614		Lindsay Corp.	12,537,002	0.9
160,712		Matthews International Corp.	9,104,335	0.6
117,864		Regal Beloit Corp.	9,069,635	0.6
128,880	(2)	Saia, Inc.	8,480,304	0.6
231,078		Simpson Manufacturing Co., Inc.	13,857,748	1.0
42,761	(2)	Teledyne Technologies, Inc.	7,963,809	0.6
72,025		Tennant Co.	4,739,245	0.3
171,313		Watts Water Technologies, Inc.	12,745,687	0.9
177,757		Woodward, Inc.	13,749,504	0.9
			264,089,995	18.1

		Information Technology: 19.9%
323,786	(1),(2)	Alteryx, Inc.	8,081,699	0.5
364,000	(2)	Barracuda Networks, Inc.	10,064,600	0.7
380,085	(2)	Blackhawk Network Holdings, Inc.	13,968,124	1.0
220,985	(2)	CalAmp Corp.	5,049,507	0.3
327,882	(2)	Coupa Software, Inc.	11,616,859	0.8
150,328	(2)	Cray, Inc.	3,419,962	0.2
170,074	(2)	Ellie Mae, Inc.	15,032,841	1.0
152,040	(2)	EPAM Systems, Inc.	15,422,938	1.1
126,391	(2)	Euronet Worldwide, Inc.	11,545,818	0.8
100,523		Fair Isaac Corp.	15,788,142	1.1
283,505	(2)	Five9, Inc.	6,948,708	0.5
161,931	(2)	Guidewire Software, Inc.	12,046,047	0.8
325,590	(1),(2)	Impinj, Inc.	8,292,777	0.6
429,824	(2)	Integrated Device Technology, Inc.	12,933,404	0.9
208,618		j2 Global, Inc.	15,742,314	1.1
60,719		Littelfuse, Inc.	12,319,885	0.8
198,868	(2)	Manhattan Associates, Inc.	8,819,796	0.6
169,139	(2)	Microsemi Corp.	8,938,996	0.6
72,560		MKS Instruments, Inc.	6,842,408	0.5
102,970		Monolithic Power Systems, Inc.	12,186,499	0.8
318,511	(2)	Netscout Systems, Inc.	9,889,767	0.7
148,879		Power Integrations, Inc.	11,687,001	0.8
164,376	(1),(2)	Proofpoint, Inc.	14,802,059	1.0
230,029	(2)	PROS Holdings, Inc.	5,771,428	0.4
271,415	(2)	Q2 Holdings, Inc.	11,358,718	0.8
315,848	(2)	Rapid7, Inc.	5,972,686	0.4
245,660	(2)	Sanmina Corp.	8,352,440	0.6
235,745	(2)	Zendesk, Inc.	7,923,389	0.5
			290,818,812	19.9

		Materials: 6.3%
342,424		Boise Cascade Co.	13,183,324	0.9
462,962		Commercial Metals Co.	9,185,166	0.6
Shares			Value	Percentage of Net Assets
		Materials: (Continued)
117,910	(1)	Compass Minerals International, Inc.	8,224,222	0.6
183,866		Greif, Inc. - Class A	10,033,568	0.7
101,333		HB Fuller Co.	5,732,408	0.4
402,740		KapStone Paper and Packaging Corp.	8,952,910	0.6
140,818		Minerals Technologies, Inc.	10,202,264	0.7
207,155		PolyOne Corp.	9,572,633	0.7
283,383		Valvoline, Inc.	6,988,225	0.5
220,500		Worthington Industries, Inc.	9,172,800	0.6
			91,247,520	6.3

		Real Estate: 2.7%
141,726		EastGroup Properties, Inc.	13,333,582	0.9
173,878		QTS Realty Trust, Inc.	9,678,049	0.7
120,395		Retail Opportunity Investments Corp.	2,356,130	0.2
535,607		Urban Edge Properties	13,684,759	0.9
			39,052,520	2.7

		Telecommunication Services: 2.0%
361,780	(2)	Boingo Wireless, Inc.	8,935,966	0.6
227,258		Cogent Communications Holdings, Inc.	10,647,037	0.7
991,815	(2)	Vonage Holdings Corp.	10,096,677	0.7
			29,679,680	2.0

	Total Common Stock (Cost $1,241,238,363)		1,389,082,887	95.2

EXCHANGE-TRADED FUNDS: 2.3%
175,472	(1)	iShares Russell 2000 Growth Index Fund	32,772,905	2.3

	Total Exchange-Traded Funds (Cost $30,297,205)		32,772,905	2.3

RIGHTS: 0.0%
		Health Care: 0.0%
59,895	(2),(3)	Dyax, Corp. - CVR	66,484	0.0

	Total Rights (Cost $30,214)		66,484	0.0

	Total Long-Term Investments (Cost $1,271,565,782)		1,421,922,276	97.5

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.3%
	Securities Lending Collateral(4): 7.5%
12,786,135	Citibank N.A., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $12,786,496, collateralized by various U.S. Government Securities, 0.625%-4.375%, Market Value plus accrued interest $13,041,860, due 06/30/18-11/15/39)	12,786,135	0.9
25,856,640	Daiwa Capital Markets, Repurchase Agreement dated 11/30/17, 1.06%, due 12/01/17 (Repurchase Amount $25,857,391, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $26,373,773, due 12/07/17-12/01/51)	25,856,640	1.8
25,856,640	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $25,857,384, collateralized by various U.S. Government Agency Obligations, 2.500%-4.000%, Market Value plus accrued interest $26,373,773, due 07/01/27-11/20/47)	25,856,640	1.8
25,856,640	Nomura Securities, Repurchase Agreement dated 11/30/17, 1.05%, due 12/01/17 (Repurchase Amount $25,857,384, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $26,373,773, due 12/20/17-12/01/47)	25,856,640	1.8
Principal Amount†		Value	Percentage of Net Assets
		Securities Lending Collateral(4): (Continued)
18,511,320	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/17, 1.21%, due 12/01/17 (Repurchase Amount $18,511,934, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $18,911,401, due 01/15/19-02/15/46)	18,511,320	1.2
		108,867,375	7.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.8%
41,370,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $41,370,000)	41,370,000	2.8

	Total Short-Term Investments (Cost $150,237,375)	150,237,375	10.3

	Total Investments in Securities (Cost $1,421,803,157)	$1,572,159,651	107.8
	Liabilities in Excess of Other Assets	(113,209,467)	(7.8)
	Net Assets	$1,458,950,184	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

12

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.6%
		Consumer Discretionary: 14.8%
1,162		AMC Entertainment Holdings, Inc.	16,559	0.5
597	(1)	Big Lots, Inc.	35,283	1.0
765		Boyd Gaming Corp.	24,396	0.7
392	(2)	Bright Horizons Family Solutions, Inc.	34,868	1.0
379	(2)	Burlington Stores, Inc.	40,314	1.1
733		Camping World Holdings, Inc.	33,982	1.0
145		Cheesecake Factory	7,111	0.2
250		Childrens Place Retail Stores, Inc.	33,225	0.9
1,205		Dana, Inc.	39,813	1.1
1,653		Extended Stay America, Inc.	28,878	0.8
342		Jack in the Box, Inc.	35,400	1.0
839		Leggett & Platt, Inc.	40,473	1.1
350		Lithia Motors, Inc.	41,052	1.1
451	(2)	Live Nation Entertainment, Inc.	20,466	0.6
915	(2)	Planet Fitness, Inc.	29,619	0.8
311	(1)	Sturm Ruger & Co., Inc.	17,027	0.5
226		Vail Resorts, Inc.	50,886	1.4
			529,352	14.8

		Consumer Staples: 0.9%
1,030	(1),(2)	Blue Buffalo Pet Products, Inc.	31,631	0.9

		Energy: 1.6%
352	(2)	Dril-Quip, Inc.	16,878	0.5
1,942	(2)	QEP Resources, Inc.	18,760	0.5
1,812	(2)	Southwestern Energy Co.	11,524	0.3
358		US Silica Holdings, Inc.	11,875	0.3
			59,037	1.6

		Financials: 8.3%
502		Arthur J. Gallagher & Co.	33,047	0.9
299		Cboe Global Markets, Inc.	36,905	1.0
507		East West Bancorp, Inc.	31,201	0.9
1,271		Home Bancshares, Inc./Conway AR	30,250	0.9
450		Legg Mason, Inc.	17,982	0.5
131		MarketAxess Holdings, Inc.	25,580	0.7
614		Moelis & Co.	29,411	0.8
1,952		OM Asset Management Plc	32,013	0.9
249		Primerica, Inc.	25,896	0.7
590	(2)	Western Alliance Bancorp.	34,326	1.0
			296,611	8.3

		Health Care: 14.8%
414	(2)	Acadia Pharmaceuticals, Inc.	12,523	0.3
Shares			Value	Percentage of Net Assets
		Health Care: (Continued)
217	(2)	Aerie Pharmaceuticals, Inc.	13,942	0.4
283	(2)	Alkermes PLC	14,798	0.4
74	(2)	Bluebird Bio, Inc.	12,787	0.4
212	(2)	Charles River Laboratories International, Inc.	22,090	0.6
153		Chemed Corp.	37,629	1.0
657	(2)	Envision Healthcare Corp.	20,978	0.6
413	(2)	Exact Sciences Corp.	24,565	0.7
660	(2)	Exelixis, Inc.	17,873	0.5
726		Healthsouth Corp.	36,264	1.0
401		Hill-Rom Holdings, Inc.	33,905	0.9
92	(1),(2)	Intercept Pharmaceuticals, Inc.	5,650	0.2
644	(2)	Lexicon Pharmaceuticals, Inc.	6,582	0.2
121	(2)	Loxo Oncology, Inc.	9,287	0.3
504	(2)	Medidata Solutions, Inc.	33,587	0.9
780	(2)	Merit Medical Systems, Inc.	33,891	0.9
224	(2)	Neurocrine Biosciences, Inc.	16,103	0.4
556	(2)	NuVasive, Inc.	32,076	0.9
340	(2)	PRA Health Sciences, Inc.	28,006	0.8
725	(1),(2)	Prestige Brands Holdings, Inc.	32,770	0.9
91	(2)	Puma Biotechnology, Inc.	9,637	0.3
367	(1),(2)	Radius Health, Inc.	10,390	0.3
302	(2)	Sarepta Therapeutics, Inc.	16,812	0.5
269		STERIS PLC	24,199	0.7
52		Teleflex, Inc.	13,807	0.4
60	(2)	WellCare Health Plans, Inc.	12,779	0.3
			532,930	14.8

		Industrials: 19.7%
1,383		Actuant Corp.	36,511	1.0
520		Alaska Air Group, Inc.	35,968	1.0
500		Altra Industrial Motion Corp.	24,300	0.7
678	(2)	Beacon Roofing Supply, Inc.	43,446	1.2
455		Brink's Co.	36,787	1.0
498		CIRCOR International, Inc.	24,123	0.7
858	(2)	Copart, Inc.	37,031	1.0
429		EnPro Industries, Inc.	37,053	1.0
287	(2)	Esterline Technologies Corp.	20,334	0.6
434		Fortune Brands Home & Security, Inc.	29,694	0.8
445		GATX Corp.	28,102	0.8
342	(2)	Genesee & Wyoming, Inc.	26,956	0.8
219		IDEX Corp.	29,690	0.8
251		Insperity, Inc.	29,593	0.8
740		Mobile Mini, Inc.	26,566	0.8
284		Nordson Corp.	36,454	1.0
285	(2)	On Assignment, Inc.	18,229	0.5
342		Regal Beloit Corp.	26,317	0.7
338	(2)	Saia, Inc.	22,240	0.6

See Accompanying Notes to Financial Statements

13

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Industrials: (Continued)
130		Snap-On, Inc.	22,026	0.6
740	(2)	SPX FLOW, Inc.	33,130	0.9
316		Toro Co.	20,619	0.6
485	(1)	Wabtec Corp.	37,297	1.1
357		Xylem, Inc.	24,754	0.7
			707,220	19.7

		Information Technology: 23.1%
748	(1),(2)	Advanced Micro Devices, Inc.	8,146	0.2
930	(2)	ARRIS International PLC	27,872	0.8
523		Avnet, Inc.	21,657	0.6
986	(2)	Blackhawk Network Holdings, Inc.	36,236	1.0
522		Broadridge Financial Solutions, Inc. ADR	47,116	1.3
505	(2)	Cavium, Inc.	43,167	1.2
112	(2)	Coherent, Inc.	32,700	0.9
921	(2)	Cornerstone OnDemand, Inc.	34,049	1.0
129	(2)	CoStar Group, Inc.	39,341	1.1
985		CSRA, Inc.	28,496	0.8
383	(2)	Ellie Mae, Inc.	33,853	0.9
370	(2)	Euronet Worldwide, Inc.	33,800	0.9
203		Fair Isaac Corp.	31,883	0.9
460	(2)	Guidewire Software, Inc.	34,219	1.0
971	(2)	Integrated Device Technology, Inc.	29,217	0.8
591	(2)	Manhattan Associates, Inc.	26,211	0.7
459	(2)	Microsemi Corp.	24,258	0.7
170		MKS Instruments, Inc.	16,031	0.4
462	(2)	NCR Corp.	14,456	0.4
1,499	(2)	Nuance Communications, Inc.	23,295	0.7
378	(1),(2)	Proofpoint, Inc.	34,039	1.0
466	(2)	PTC, Inc.	29,675	0.8
592	(2)	Q2 Holdings, Inc.	24,775	0.7
1,067		SS&C Technologies Holdings, Inc.	44,056	1.2
490	(2)	Trimble, Inc.	20,575	0.6
163	(2)	Ultimate Software Group, Inc.	34,398	1.0
128		Universal Display Corp.	23,168	0.6
241	(2)	WEX, Inc.	31,022	0.9
			827,711	23.1

		Materials: 7.1%
357		Avery Dennison Corp.	40,741	1.1
710		Boise Cascade Co.	27,335	0.7
491		Carpenter Technology Corp.	24,270	0.7
409		Compass Minerals International, Inc.	28,528	0.8
664	(2)	Crown Holdings, Inc.	39,661	1.1
501		Greif, Inc. - Class A	27,339	0.8
428		Minerals Technologies, Inc.	31,009	0.9
791		PolyOne Corp.	36,552	1.0
			255,435	7.1

		Real Estate: 2.7%
1,310		CubeSmart	37,387	1.0
477		QTS Realty Trust, Inc.	26,550	0.7
1,330		Urban Edge Properties	33,982	1.0
			97,919	2.7
Shares		Value	Percentage of Net Assets
		Telecommunication Services: 1.0%
1,005	(2) Zayo Group Holdings, Inc.	35,517	1.0

		Utilities: 0.6%
373	(1) National Fuel Gas Co.	21,932	0.6

	Total Common Stock (Cost $3,040,195)	3,395,295	94.6

EXCHANGE-TRADED FUNDS: 3.0%
380	(1) iShares Russell 2000 Growth Index Fund	70,973	2.0
293	iShares Russell Midcap Growth Index Fund	35,227	1.0

	Total Exchange-Traded Funds (Cost $95,040)	106,200	3.0

	Total Long-Term Investments (Cost $3,135,235)	3,501,495	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.5%
		Securities Lending Collateral(3): 7.8%
279,166	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/17, 1.03%, due 12/01/17 (Repurchase Amount $279,174, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $284,749, due 10/11/18-02/15/45) (Cost $279,166)	279,166	7.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.7%
62,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $62,000)	62,000	1.7

	Total Short-Term Investments (Cost $341,166)	341,166	9.5

	Total Investments in Securities (Cost $3,476,401)	$3,842,661	107.1
	Liabilities in Excess of Other Assets	(255,799)	(7.1)
	Net Assets	$3,586,862	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

14

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

(4)	Rate shown is the 7-day yield as of November 30, 2017.

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

15

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Consumer Discretionary: 11.9%
1,420	Darden Restaurants, Inc.	119,734	0.6
2,840	Extended Stay America, Inc.	49,615	0.2
4,175	H&R Block, Inc.	109,301	0.5
1,714	Home Depot, Inc.	308,211	1.5
1,773	Kohl's Corp.	85,051	0.4
4,994	Macy's, Inc.	118,857	0.6
1,361	McDonald's Corp.	234,051	1.1
1,472	Omnicom Group	105,160	0.5
5,251	Regal Entertainment Group	106,123	0.5
1,845	Six Flags Entertainment Corp.	120,700	0.6
2,947	Starbucks Corp.	170,396	0.8
2,361	Target Corp.	141,424	0.7
1,698	Time Warner, Inc.	155,384	0.7
2,047	TJX Cos., Inc.	154,651	0.7
582	Vail Resorts, Inc.	131,043	0.6
2,230	Walt Disney Co.	233,749	1.1
1,894	Yum! Brands, Inc.	158,092	0.8
		2,501,542	11.9

	Consumer Staples: 8.5%
3,013	Altria Group, Inc.	204,372	1.0
5,107	Coca-Cola Co.	233,747	1.1
2,144	CVS Health Corp.	164,230	0.8
1,586	Kellogg Co.	104,930	0.5
1,076	Kimberly-Clark Corp.	128,862	0.6
2,076	PepsiCo, Inc.	241,895	1.1
2,293	Philip Morris International, Inc.	235,606	1.1
3,188	Procter & Gamble Co.	286,888	1.4
920	Walgreens Boots Alliance, Inc.	66,939	0.3
1,212	Wal-Mart Stores, Inc.	117,843	0.6
		1,785,312	8.5

	Energy: 5.7%
2,497	Chevron Corp.	297,118	1.4
4,819	Exxon Mobil Corp.	401,375	1.9
2,392	Occidental Petroleum Corp.	168,636	0.8
1,697	Phillips 66	165,559	0.8
1,992	Valero Energy Corp.	170,555	0.8
		1,203,243	5.7

	Financials: 14.9%
5,358	AGNC Investment Corp.	106,624	0.5
1,890	American Express Co.	184,672	0.9
1,883	Assured Guaranty Ltd.	68,372	0.3
1,071	Bank of Hawaii Corp.	90,906	0.4
833	Erie Indemnity Co.	103,200	0.5
296	Everest Re Group Ltd.	65,002	0.3
642	Factset Research Systems, Inc.	128,323	0.6
3,903	Federated Investors, Inc.	130,985	0.6
Shares		Value	Percentage of Net Assets
	Financials: (Continued)
2,454	First American Financial Corp.	136,418	0.7
3,183	First Hawaiian, Inc.	93,166	0.4
3,447	JPMorgan Chase & Co.	360,280	1.7
2,405	Lazard Ltd.	118,446	0.6
8,972	MFA Financial, Inc.	71,776	0.3
1,343	Morningstar, Inc.	123,959	0.6
6,566	New Residential Investment Corp.	116,153	0.6
5,196	Old Republic International Corp.	108,960	0.5
1,921	Popular, Inc.	67,927	0.3
1,162	Progressive Corp.	61,795	0.3
463	S&P Global, Inc.	76,617	0.4
1,632	T. Rowe Price Group, Inc.	167,965	0.8
1,005	Travelers Cos., Inc.	136,248	0.7
3,431	US Bancorp	189,220	0.9
2,097	Validus Holdings Ltd.	103,130	0.5
5,746	Wells Fargo & Co.	324,477	1.5
		3,134,621	14.9

	Health Care: 12.7%
3,560	Abbott Laboratories	200,677	1.0
380	Aetna, Inc.	68,468	0.3
1,226	Amgen, Inc.	215,359	1.0
2,426	Baxter International, Inc.	158,976	0.8
711	Becton Dickinson & Co.	162,257	0.8
2,030	Eli Lilly & Co.	171,819	0.8
2,564	Gilead Sciences, Inc.	191,736	0.9
577	Humana, Inc.	150,516	0.7
3,187	Johnson & Johnson	444,045	2.1
2,397	Medtronic PLC	196,866	0.9
7,783	Pfizer, Inc.	282,212	1.4
1,118	Quest Diagnostics, Inc.	110,078	0.5
1,395	UnitedHealth Group, Inc.	318,297	1.5
		2,671,306	12.7

	Industrials: 10.4%
1,003	3M Co.	243,869	1.2
891	Boeing Co.	246,629	1.2
494	Carlisle Cos., Inc.	56,795	0.3
1,785	Expeditors International Washington, Inc.	115,632	0.5
283	General Dynamics Corp.	58,626	0.3
1,414	Honeywell International, Inc.	220,528	1.0
583	Lockheed Martin Corp.	186,047	0.9
557	Northrop Grumman Corp.	171,222	0.8
899	Raytheon Co.	171,844	0.8
1,793	Republic Services, Inc.	116,437	0.6
1,357	United Parcel Service, Inc. - Class B	164,808	0.8
1,349	United Technologies Corp.	163,836	0.8
1,776	Waste Management, Inc.	146,076	0.7
667	Watsco, Inc.	111,723	0.5
		2,174,072	10.4

	Information Technology: 22.7%
1,344	Accenture PLC	198,925	1.0

See Accompanying Notes to Financial Statements

16

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Information Technology: (Continued)
378		Alliance Data Systems Corp.	90,444	0.4
1,772		Amdocs Ltd.	115,694	0.6
4,627		Apple, Inc.	795,150	3.8
1,412		Automatic Data Processing, Inc.	161,618	0.8
1,614		Broadridge Financial Solutions, Inc. ADR	145,680	0.7
2,628		CA, Inc.	86,908	0.4
7,783		Cisco Systems, Inc.	290,306	1.4
1,443		Fidelity National Information Services, Inc.	136,118	0.7
2,256		Flir Systems, Inc.	105,084	0.5
3,937		Genpact Ltd.	126,929	0.6
7,227		HP, Inc.	155,019	0.7
6,755		Intel Corp.	302,894	1.4
1,395		International Business Machines Corp.	214,788	1.0
1,151		Jack Henry & Associates, Inc.	132,733	0.6
2,544		Maxim Integrated Products	133,128	0.6
7,539		Microsoft Corp.	634,558	3.0
1,236		Motorola Solutions, Inc.	116,320	0.6
4,720		Oracle Corp.	231,563	1.1
1,919		Paychex, Inc.	129,168	0.6
2,086		Texas Instruments, Inc.	202,947	1.0
1,500		Western Digital Corp.	118,290	0.6
1,835		Xilinx, Inc.	127,551	0.6
			4,751,815	22.7

		Materials: 2.5%
1,266		Aptargroup, Inc.	111,927	0.6
1,273		Avery Dennison Corp.	145,275	0.7
2,383		Bemis Co., Inc.	111,810	0.5
1,264		Monsanto Co.	149,582	0.7
			518,594	2.5

		Real Estate: 4.4%
5,571		Apple Hospitality REIT, Inc.	108,523	0.5
4,856		Colony NorthStar, Inc.	59,195	0.3
1,228		EPR Properties	83,283	0.4
3,350		Gaming and Leisure Properties, Inc.	121,672	0.6
3,402	(1)	Omega Healthcare Investors, Inc.	91,344	0.4
3,357		Realogy Holdings Corp.	93,694	0.5
1,304		UDR, Inc.	51,286	0.2
3,951	(1),(2)	Uniti Group, Inc.	63,611	0.3
1,719		Welltower, Inc.	115,964	0.6
1,763		WP Carey, Inc.	125,490	0.6
			914,062	4.4

		Telecommunication Services: 1.7%
7,906		AT&T, Inc.	287,620	1.4
4,806		CenturyLink, Inc.	70,120	0.3
			357,740	1.7

		Utilities: 4.1%
6,982		AES Corp.	73,869	0.4
1,520		Consolidated Edison, Inc.	135,341	0.7
1,358		Entergy Corp.	117,440	0.6
3,203		Great Plains Energy, Inc.	109,895	0.5
Shares		Value	Percentage of Net Assets
		Utilities: (Continued)
1,624	PG&E Corp.	88,086	0.4
2,934	Southern Co.	150,221	0.7
946	WEC Energy Group, Inc.	65,737	0.3
1,981	Westar Energy, Inc.	113,333	0.5
		853,922	4.1

	Total Common Stock (Cost $18,319,717)	20,866,229	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
		Securities Lending Collateral(3): 0.4%
73,895	JPMorgan Chase & Co., Repurchase Agreement dated 11/30/17, 1.04%, due 12/01/17 (Repurchase Amount $73,897, collateralized by various U.S. Government Securities, 1.375%-2.750%, Market Value plus accrued interest $75,373, due 10/31/20-05/15/46) (Cost $73,895)	73,895	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
52,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.960% (Cost $52,000)	52,000	0.2

	Total Short-Term Investments (Cost $125,895)	125,895	0.6

	Total Investments in Securities (Cost $18,445,612)	$20,992,124	100.1
	Liabilities in Excess of Other Assets	(19,446)	(0.1)
	Net Assets	$20,972,678	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2017.

See Accompanying Notes to Financial Statements

17

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 6, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 6, 2018